Exhibit 4.13

Exhibit 4.13 to 2008 Annual Report:

English Summary: Instrumento Privado de Protocolo e Justificação de Cisão Total da Ripasa S.A. Celulose e Papel (Private Instrument of Protocol and Justification of Total Spin-Off of Ripasa S.A. Celulose e Papel) (“Protocol”).

•      Total spin-off of Ripasa S.A. Celulose e Papel (“Ripasa”) dated August 13, 2008, owned by Votorantim Celulose e Papel S.A. (“VCP”) and Suzano Papel e Celulose S.A. (“Suzano”), each holding 50% of Ripasa’s capital stock.

•      As a result of the spin-off: (i) a portion of Ripasa’s equity, in the amount of R$47,361,125.07, was transferred to Asapir Produção Florestal e Comércio Ltda. (“ASAPIR”) and (ii) a portion of Ripasa’s equity, in the amount of R$1,054,905,324.88, was transferred and transformed into a productive unit of VCP and Suzano, to be operated through Consórcio Paulista de Papel e Celulose - Conpacel and the production of which will be sold independently by VCP and Suzano.

•      The exhibits to the Protocol are: the Appraisal Report of Ripasa, its balance sheet as of the date of the spin-off and the lists of assets, rights and obligations to be transferred as a result of the spin-off.

•      For additional information, please refer to Item 4C(ii) of the “Organizational Structure” under “Item 4 - Information on VPC” of the 2008 Annual Report.

INSTRUMENTO PARTICULAR DE PROTOCOLO E JUSTIFICAÇÃO DE CISÃO TOTAL
DA RIPASA S.A. CELULOSE E PAPEL

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INSTRUMENTO PARTICULAR DE PROTOCOLO E JUSTIFICAÇÃO DE CISÃO TOTAL DA RIPASA S.A. CELULOSE E PAPEL

Pelo presente instrumento particular e na melhor forma de direito, as partes abaixo,

DE UM LADO:

1.                    RIPASA S.A. CELULOSE E PAPEL, com sede em Limeira, Estado de São Paulo, na Estrada do Lageado, s/nº, prédio A, NIRE 35.300.016.114 e inscrita no CNPJ/MF sob o nº 51.468.791/0001-10, neste ato representada por seus Diretores, naforma de seu Estatuto Social (doravante denominada simplesmente “RIPASA”);

E, DE OUTRO LADO:

2.                    VOTORANTIM CELULOSE E PAPEL S.A., com sede em São Paulo, Estado de São Paulo, na Alameda Santos, 1357, 6o andar, Cerqueira César, CEP 01419-001, inscrita no NIRE 35.300.022.807 e no CNPJ/MF sob o n° 60.643.228/0001-21, neste ato representada por seus Diretores, na forma de seu Estatuto Social (doravante denominada simplesmente “VCP”);

3.                    SUZANO PAPEL E CELULOSE S.A., companhia aberta com sede em Salvador, Estado da Bahia, na Avenida Prof. Magalhães Neto, 1.752, 2o andar, salas 206/208, inscrita no NIRE 29.300.016.331 e no CNPJ/MF sob o no 16.404.287/0001-55, neste ato representada por seus Diretores Executivos, na forma de seu Estatuto Social (doravante denominada simplesmente “SUZANO”); e

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4.                                         ASAPIR PRODUÇÃO FLORESTAL E COMÉRCIO LTDA., sociedade limitada com sede em Limeira, Estado de São Paulo, no Bairro do Lageado, s/nº, Prédio B, CEP 134480-021, NIRE 35.221.300.260 e inscrita no CNPJ/MF sob o nº 08.721.410/0001-33, neste ato representada por seu Administrador, na forma de seu Contrato Social (doravante denominada simplesmente “ASAPIR”),

CONSIDERANDO QUE:

(i)                  VCP e SUZANO são as acionistas controladoras de RIPASA, detendo cada uma 50% (cinqüenta por cento) do capital social da RIPASA;

(ií)              os administradores de VCP, SUZANO, ASAPIR e RIPASA julgam ser conveniente, por razões operacionais e de eficiência econômico-financeira, proceder-se à cisão total da RIPASA (“Cisão Total”);

(iii)          a Cisão Total permitirá basicamente transformar parcela do patrimônio liquido da RIPASA, que compõe suas unidades fabril e florestais, em uma unidade produtiva de VCP e SUZANO, a ser operada por meio do Consórcio Paulista de Papel e Celulose - Conpacel (“Consórcio”) e cuja produção será comercializada, de forma independente, por VCP e SUZANO, com a conseqüente otimização de recursos e redução de custos e despesas operacionais;

(iv)          outra parcela do patrimônio liquido da RIPASA deverá ser vertida à ASAPIR;

(v)             as companhias julgam ser este o momento mais propício para a realização da referida operação societária, particularmente em função da aprovação dos regimes fiscais especiais para a operação do Consorcio; e

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(vi)           a operação proposta será submetida à deliberação das assembléias gerais de RIPASA, VCP, SUZANO e ASAPIR,

As Partes firmam o presente “INSTRUMENTO PARTICULAR DE PROTOCOLO E JUSTIFICAÇÃO DE CISÃO TOTAL DA RIPASA S.A. CELULOSE E PAPEL” (“Protocolo”), nos termos dos artigos 224 e 225 da Lei das Sociedades por Ações, para consubstanciarem os termos e condições da pretendida cisão total, a saber:

1.               INDICAÇÃO DA EMPRESA ESPECIALIZADA

A avaliação do patrimônio líquido da RIPASA, a ser transferido na Cisão Total, foi realizada pela empresa especializada Pricewaterhousecoopers Auditores Independentes, com sede em Campinas, Estado de São Paulo, na Av. José de Souza Campos, 243, 5, 6, 7, 9 e 10° andares, CEP 13025-030, registrada no Conselho Regional de Contabilidade do Estado de São Paulo sob o nº 2SP 000160/0-5, no CNPJ/MF sob o nº 61.562.112/008-05, previamente contratada pelos administradores de VCP, SUZANO e ASAPIR, nos termos do laudo de avaliação, que é Anexo 1 do presente Protocolo (“Laudo de Avaliação”).

2.               CRITÉRIO DE AVALIAÇÃO; DATA-BASE

O critério a ser adotado para avaliação da parcela do patrimônio da RIPASA, a ser transferida na cisão será o valor contábil líquido da companhia, com base no seu balanço patrimonial levantado em 31 de julho de 2008, nos termos do Laudo de Avaliação (“Data-base da Cisão Total”).

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3.                                     PATRIMÔNIO CINDIDO DA CISÃO TOTAL

3.1.                          O patrimônio líquido da RIPASA, no valor total de R$ 1.102.266.449,94 (um bilhão, cento e dois milhões, duzentos e sessenta e seis mil, quatrocentos e quarenta e nove reais e noventa e quatro centavos) será vertido à VCP, SUZANO e ASAPIR, da seguinte forma:

(a)              um acervo líquido equivalente a R$ 47.361.125,07 (quarenta e sete milhões, trezentos e sessenta e um mil, cento e vinte e cinco reais e sete centavos) será vertido à ASAPIR, conforme os Anexos II.A., II.B. e II.C. do presente Protocolo, que lista os bens, direitos e obrigações componentes da parcela do patrimônio da RIPASA a ser vertida para a ASAPIR; e

(b)              um acervo líquido equivalente a R$ 1.054.905.324,88 (um bilhão, cinqüenta e quatro milhões, novecentos e cinco mil, trezentos e vinte e quatro reais e oitenta e oito centavos) será vertido, na proporção de 50% para VCP e 50% para SUZANO, conforme os Anexos III.A., III.B., III.C., III.D., III.E. e III.F. do presente Protocolo, que listam os bens, direitos e obrigações componentes da parcela do patrimônio da RIPASA a ser vertida para VCP e SUZANO em regime condominial, com exceção do seguinte:

(i)                 os Anexos IV.A. e IV.B. listam os contratos financeiros a serem vertidos para VCP ou SUZANO, respectivamente, para os quais não haverá regime condominial ou solidariedade entre elas, seja de que natureza forem, passadas, presentes ou futuras; e

(ii)             o Anexo V lista as marcas a serem vertidas para VCP ou SUZANO, para os quais não haverá regime condominial ou solidariedade entre elas, seja de que natureza forem, passadas, presentes ou futuras

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3.2.        As atuais filiais da RIPASA, listadas no Anexo VI.A., serão extintas e passarão a operar como filiais do Consórcio, localizadas nos mesmos endereços, e com as mesmas licenças ambientais e certificados de registros, listados no Anexo VI.B., conforme o caso.

3.3.          Como decorrência da Cisão Total, (i) todos os processos trabalhistas de RIPASA em curso em 01 de setembro de 2008 (“Data da Efetivação da Cisão Total”) serão transferidos à ASAPIR, (ii) todos os processos administrativos ou judiciais de qualquer outra natureza de RIPASA em curso à Data da Efetivação da Cisão Total serão transferidos em regime condominial para VCP e SUZANO, e (iii) todos os processos acima referidos deverão ser considerados como transferidos para as respectivas sociedades na Data da Efetivação da Cisão Total.

3.4.          Todas as obrigações e direitos, presentes e futuros, referentes aos ativos e passivos vertidos a VCP, SUZANO e ASAPIR em decorrência da Cisão Total serão considerados como sendo das mesmas conforme a parcela do patrimônio recebido por cada uma, e às mesmas pertencerão os respectivos resultados a partir da Data da Efetivação- da Cisão Total. Variações patrimoniais entre a Data-base da Cisão Total e a Data da Efetivação da Cisão Total serão refletidas nas sociedades em que ocorreram.

3.5.           Quaisquer custos, perdas, despesas, prejuízos, reembolsos, taxas ou outros tipos de obrigações (inclusive, sem limitação, despesas, custas processuais e honorários advocatícios razoáveis) advindos de processos administrativos ou judiciais relativos às operações de RIPASA e que sejam interpostos a partir da Data da Efetivação da Cisão Total contra VCP, SUZANO, ASAPIR ou eventualmente contra a RIPASA, deverão ser suportados 50% por VCP e 50% por SUZANO.

3.6.           Os empregados listados no ANEXO VII deste Protocolo serão transferidos pela RIPASA à ASAPIR.

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4.                 CAPITAL SOCIAL DE VCP, SUZANO E ASAPIR

4.1.                             A Cisão Total será efetuada sem aumento de capital de VCP e SUZANO, considerando que cada uma é proprietária, em partes iguais, de 50% do capital social da RIPASA e de 50% do capital social da ASAPIR. As parcelas das respectivas contas de investimentos de VCP e SUZANO, correspondentes à participação na RIPASA, serão substituídas (i) pelo patrimônio líquido que será vertido a cada uma delas em decorrência da operação e (ii) pelas novas quotas do capital da ASAPIR a serem emitidas em contrapartida ao aumento de capital mencionado em 4.2 abaixo.

4.2.                                Em função da Cisão Total, o capital social da ASAPIR será aumentado de R$1.000,00 (um mil reais) para R$47.362.124,00 (quarenta e sete milhões, trezentos e sessenta e dois mil, cento e vinte e quatro reais), um aumento, portanto de R$47.361.124,00 (quarenta e sete milhões, trezentos e sessenta e um mil, cento e vinte e quatro reais), com a emissão de 47.361.124 (quarenta e sete milhões, trezentas e sessenta e uma mil, cento e vinte e quatro) novas quotas, das quais 23.681.062 (vinte e três milhões, seiscentas e oitenta e uma mil e sessenta e duas) serão subscritas por VCP e 23.681.062 (vinte e três milhões, seiscentas e oitenta e uma mil e sessenta e duas) serão subscritas por SUZANO, e integralizadas com a parcela do patrimônio líquido de RIPASA recebido pela ASAPIR. O valor remanescente de R$ 1,07 (um real e sete centavos) referente ao acervo líquido vertido à ASAPIR será contabilizado como reserva de capital.

5.                 EXTINÇÃO DA RIPASA, SUCESSÃO E INÍCIO DO CONSÓRCIO

5.1.                         Com a Cisão Total, (i) RIPASA será extinta; (ii) VCP, SUZANO e ASAPIR sucederão a RIPASA em todos os direitos e obrigações relacionados com os bens, direitos e obrigações vertidos, observado o disposto no item 3 deste Protocolo; e (iii) o Consórcio iniciará suas operações, nos termos do respectivo contrato de consórcio.

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6.                                     APROVAÇÕES E PROVIDÊNCIAS SOCIETÁRIAS

6.1                 Anteriormente à Cisão total serão realizadas reuniões do Conselho Fiscal, Conselho de Administração de SUZANO e VCP, bem como Assembléias Gerais Extraordinárias da VCP, SUZANO e RIPASA, bem como Reunião de Sócias da ASAPIR, conforme estabelecido nos respectivos estatutos e contrato sociais, para apreciação e emissão de opinião sobre o presente instrumento e da Cisão Total.

6.1.1                            Na data da convocação para a Assembléia Geral Extraordinária da VCP e SUZANO, estas farão com que os documentos relacionados à Cisão, incluindo este Protocolo e o Laudo de Avaliação, sejam colocados à disposição nas respectivas sedes, para análise dos eventualmente interessados, os quais poderão, inclusive, obter maiores informações diretamente junto ao seu Departamento de Relações com Investidores. As referidas informações também serão disponibilizadas no site da VCP e SUZANO e enviadas à CVM - Comissão de Valores Mobiliários e BOVESPA - Bolsa de Valores de São Paulo.

6.2.                       Na Data da Cisão Total, será realizada: (A) Assembléia Geral Extraordinária da VCP, SUZANO e RIPASA, para: (i) apreciar e aprovar o presente Protocolo; (ii) apreciar e aprovar o Balanço Base da Cisão; (iii) ratificar a nomeação da Empresa de Avaliação; (iv) apreciar e aprovar o Laudo de Avaliação do patrimônio liquido da RIPASA; e (v) deliberar sobre a Cisão total da RIPASA, bem como sobre sua conseqüente extinção; e (B) Reunião de Sócias da ASAPIR, para: (i) apreciar e aprovar o presente Protocolo; (ii) apreciar e aprovar o Balanço Base da Cisão; (iii) ratificar a nomeação da Empresa de Avaliação e (iv) apreciar e aprovar o Laudo de Avaliação do patrimônio líquido da RIPASA.

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7.             AVERBAÇÕES E REGISTROS

7.1.              As administrações de VCP, SUZANO e ASAPIR ficam desde já autorizadas a providenciar as averbações, registros e demais formalidades legais para a conclusão da Cisão Total, conforme aqui descrito.

E, POR ESTAREM JUSTAS E CONTRATADAS, as partes assinam o presente Protocolo em 9 (nove) vias de igual teor e forma, perante as 2 (duas) testemunhas abaixo.

São Paulo, 13 de agosto de 2008.

/s/ [ILLEGIBLE]
		P.	RIPASA S.A. CELULOSE E PAPEL	[SEAL]

/s/ [ILLEGIBLE]
		P.	VOTORANTIM CELULOSE E PAPEL S.A.

/s/ [ILLEGIBLE]
		P.	SUZANO PAPEL E CELULOSE S/A

/s/ [ILLEGIBLE]
		P.	ASAPIR PRODUçãO FLORESTAL E COMERCIO LTDA.

TESTEMUNHAS:

1.	/s/ [ILLEGIBLE]		2.	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]	Name:	[ILLEGIBLE]
	RG	23.084.880-1	RG	23.942.824-4

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Anexo I

Laudo de Avaliação da Ripasa

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Ripasa S.A. Celulose e Papel

Laudo de avaliação do patrimônio líquido contábil

em 31 de julho de 2008

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PricewaterhouseCoopers
Av. José de Souza Campos, 243 10º
13025-320 Campinas, SP - Brasil
Caixa Postal 1549
Telefone (19) 3794-5400
Fax (19) 3794-5454
www.pwc.com/br

Laudo de avaliação do patrimônio líquido contábil
em 31 de julho de 2008
Ripasa S.A. Celulose e Papel

PricewaterhouseCoopers Auditores Independentes, sociedade de profissionais estabelecida na Capital do Estado de São Paulo, na Avenida Francisco Matarazzo, nº 1.400, do 9º, 10º, 13º, 14º, 15º, 16º e 17º andares, Torre Torino, Água Branca, inscrita no Cadastro Nacional de Pessoa Jurídica do Ministério da Fazenda sob o nº 61.562.112/0001-20, registrada originariamente no Conselho Regional de Contabilidade do Estado de São Paulo sob o nº 2SP000160/O-5, com seu Contrato Social de constituição registrado no 4º Cartório de Registro de Títulos e Documentos de São Paulo - SP, em 17 de setembro de 1956 e alterações posteriores registradas no 2º Cartório de Registro de Títulos e Documentos e Civil de Pessoas Jurídicas de São Paulo - SP, estando a última delas, datada de 29 de junho de 2008, registrada no mesmo 2º Cartório de Registro de Títulos e Documentos e Civil de Pessoas Jurídicas de São Paulo - SP sob o microfilme n 96.041, em 30 de julho de 2008, representada pelo seu sócio infra-assinado, Sr. Luís Alexandre Marini, brasileiro, casado, contador, portador da Cédula de Identidade RG nº 14.940.083, inscrito no CPF sob o nº 078.662.708-56 e no Conselho Regional de Contabilidade do Estado de São Paulo sob o nº 1SP182975/0-5, residente e domiciliado na rua Antonia Vicentin 119, Campinas - SP, com escritório na Avenida José de Sousa Campos 243, 10º andar, Campinas - SP, nomeada perita pela Ripasa S.A. Celulose e Papel para proceder à avaliação do patrimônio líquido contábil em 31 de julho de 2008 o qual será objeto de cisão total para seus controladores Votorantim Celulose e Papel S.A. e Suzano Papel e Celulose S.A., apresenta a seguir o resultado de seus trabalhos.

A avaliação do patrimônio líquido contábil acima mencionada foi efetuada em conexão com o exame de auditoria de balanço patrimonial em 31 de julho de 2008, elaborado sob a responsabilidade da administração da companhia.

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Ripasa S.A.Celulose e Papel

Nosso exame foi conduzido de acordo com as normas de auditoria aplicáveis no Brasil, as quais requerem que os exames sejam realizados com o objetivo de comprovar a adequada apresentação das demonstrações financeiras em todos os seus aspectos relevantes. Portanto, nosso exame compreendeu, entre outros procedimentos: (a) o planejamento dos trabalhos, considerando a relevância dos saldos, o volume de transações e os sistemas contábil e de controles internos da companhia, (b) a constatação, com base em testes, das evidências e dos registros que dão suporte aos valores das informações contábeis divulgados e (c) a avaliação das práticas e estimativas contábeis representativas adotadas pela administração da companhia.

Com base nos trabalhos efetuados, concluímos que o valor dos bens e dos direitos, líquidos das obrigações, que integram o patrimônio líquido contábil da Ripasa S.A. Celulose e Papel, conforme balanço patrimonial em 31 de julho de 2008, resumido no Anexo I, é de R$1.102.266.449,94 e está registrado nos livros de contabilidade, segundo as práticas contábeis adotadas pelos acionistas controladores, nos termos resumidos no Anexo V.

Em 28 de dezembro de 2007 foi promulgada a Lei nº 11.638, com vigência a partir de 1º de janeiro de 2008. Essa Lei alterou, revogou e introduziu novos dispositivos à Lei nº 6.404/76 (Lei das Sociedades por Ações) e provocou mudanças nas práticas contábeis adotadas no Brasil. Embora a referida Lei já tenha entrado em vigor, algumas alterações por ela introduzidas dependem de normatização por parte dos órgãos reguladores para serem aplicadas pelas companhias. A apuração do patrimônio líquido contábil em 31 de julho de 2008 foi efetuada para atender ao propósito específico dos controladores da companhia e, por esse motivo, o referido patrimônio não contempla as modificações nas práticas contábeis introduzidas pela Lei nº 11.638/07.

Campinas, 12 de agosto de 2008

[ILLEGIBLE]	[ILLEGIBLE]
PricewaterhouseCoopers	Luis-Alexandre Marini
Auditores Independentes	Contador CRC 1SP182975/O-5
CRC 2SP000160/O-5

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Ripasa S.A. Celulose e Papel e empresas controladas

Anexo I ao Laudo de Avaliação do Patrimônio Líquido Contábil
Emitido em 12 de agosto de 2008

Balanço patrimonial sintético em 31 de julho de 2008

	R$		R$
Ativo		Passivo e patrimônio liquido

Circulante		Circulante
Caixa e bancos	21.021.791,19	Fornecedores	41.241.871,61
Contas a receber	124.726.946,09	Financiamentos	129.431.076,44
Tributos a recuperar	19.817.642,95	Salários e encargos sociais	15.356.318,42
Estoques	83.046.627,10	Tributos a recolher	24.247.610,19
Tributos diferidos	3.601.259,00	Tributos diferidos	15.250.070,75
Demais contas a receber	5.799.564,08	Partes relacionadas	4.960.158,77
		Demais contas a pagar	11.394.437,93
	258.013.830,41
			241.881.544,11
Não circulante
Realizável a longo prazo		Não circulante
Tributos a recuperar	15.235.270,26	Exigível a longo prazo
Tributos diferidos	37.687.990,56	Financiamentos	151.532.936,49
Depósitos judiciais	53.764.972,52	Provisão para contingências e atuariais	109.827.801,67
Partes relacionadas	14.095.322,49	Tributos diferidos	35.890.690,72
Demais contas a receber	7.370.314,55	Demais contas a pagar	6.012.147,73

	128.153.870,38		303.263.576,61
Permanente
Investimentos	26.228.335,16
Imobilizado	1.225.480.520,40
Intangível	7.694.484,64
Diferido	1.840.529,67

	1.261.243.869,87
	1.389.397.740,25	Patrimônio líquido contábil	1.102.266.449,94

Total do ativo	1.647.411.570,66	Total do passivo e patrimônio líquido	1.647.411.570,66

Este anexo é parte integrante e inseparável do Laudo de Avaliação do Património Liquido Contábil da Ripasa S.A. Celulose e Papel, emitido por PricewaterhouseCoopers, com data de 12 de agosto de 2008.

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Ripasa S.A. Celulose e Papel e empresas controladas

Anexo II ao Laudo de Avaliação do Patrimônio Líquido Contábil
Emitido em 12 de agosto de 2008

Acervo líquido contábil a ser cindido e vertido para a Asapir Produção Florestal Ltda.

	R$		R$
Ativo		Passivo e patrimônio líquido

Circulante		Circulante
Caixa e bancos	21.021.791,19	Fornecedores	41.241.871,61
Contas a receber	80.316.693,29	Encargos sociais	2.284.836,28
Tributos a recuperar	144.337,83	Tributos a recolher	19.679.797,42
Estoques	837.721,44	Tributos diferidos	15.250.070,75
Demais contas a receber	1.338.335,27	Partes relacionadas	4.960.158,77
		Demais contas a pagar	244.249,45
	103.658.879,02
			83.660.984,28

Não circulante		Não circulante
Realizável a longo prazo		Exigível a longo prazo
Tributos diferidos	2.065.171,00	Provisão para contingências	6.074.034,88
Depósitos judiciais	4.304.773,00	Tributos diferidos	24.944.101,99
Partes relacionadas	14.095.322,49
			31.018.136,87
	20.465.266,49

Permanente
Investimentos	26.212.013,01
Imobilizado	11.704.087,70

	37.916.100,71

	58.381.367,20

Total do ativo	162.040.246,22	Patrimônio líquido contábil	47.361.125,07

Este anexo é parte integrante e inseparável do Laudo de Avaliação do Patrimônio Líquido Contábil da Ripasa S.A. Celulose e Papel, emitido por PricewaterhouseCoopers, com data de 12 de agosto de 2008.

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Ripasa S.A. Celulose e Papel e empresas controladas

Anexo III ao Laudo de Avaliação do Patrimônio Líquido Contábil
Emitido em 12 de agosto de 2008

Acervo líquido contábil a ser cindido e vertido para a Votorantim Celulose e Papel S.A.

	R$		R$
Ativo		Passivo e patrimônio líquido

Circulante		Circulante
Contas a receber	44.410.252,80	Fornecedores
Tributos a recuperar	9.836.652,56	Financiamentos	67.338.164,63
Estoques	41.104.452,83	Salários e encargos sociais	6.535.741,07
Tributos diferidos	1.800.629,50	Tributos a recolher	2.283.906,39
Demais contas a receber	2.230.614,40	Demais contas a pagar	5.575.094,22

	99.382.602,09		81.732.906,31

Não circulante		Não circulante
Realizável a longo prazo		Exigível a longo prazo
Tributos a recuperar	7.617.635,13	Financiamentos	95.348.968,24
Tributos diferidos	17.811.409,78	Provisão para contingências e atuariais	51.876.883,39
Depósitos judiciais	24.730.099,76	Tributos diferidos	5.473.294,37
Demais contas a receber	3.685.157,28	Demais contas a pagar	3.006.073,87

	53.844.301,95		155.705.219,87
Permanente
Investimentos	8.161,08
Imobilizado	606.888.216,35
Intangível	3.847.242,32
Diferido	920.264,83

	611.663.884,58

	665.508.186,53

Total do ativo	764.890.788,62	Patrimônio líquido contábil	527.452.662,44

Este anexo é parte integrante e inseparável do Laudo de Avaliação do Patrimônio Líquido Contábil da Ripasa S.A. Celulose e Papel, emitido por PricewaterhouseCoopers, com data de 12 de agosto de 2008.

[SEALS]

6

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo IV ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Acervo líquido contábil a ser cindido e vertido para a Suzano Papel e Celulose S.A.

	R$		R$
Ativo		Passivo e patrimônio líquido

Circulante		Circulante
Tributos a recuperar	9.836.652,56	Financiamentos	62.092.911,81
Estoques	41.104.452,83	Salários e encargos sociais	6.535.741,07
Tributos diferidos	1.800.629,50	Tributos a recolher	2.283.906,38
Demais contas a receber	2.230.614,41	Demais contas a pagar	5.575.094,25

	54.972.349,30		76.487.653,51

Não circulante
Realizável a longo prazo		Não circulante
Tributos a recuperar	7.617.635,13	Exigível a longo prazo
Tributos diferidos	17.811.409,78	Financiamentos	56.183.968,25
Depósitos judiciais	24.730.099,76	Provisão para contingências e atuariais	51.876.883,40
Demais contas a receber	3.685.157,27	Tributos diferidos	5.473.294,36
		Demais contas a pagar	3.006.073,86
	53.844.301,94
			116.540.219,87
Permanente
Investimentos	8.161,07
Imobilizado	606.888.216,35
Intangível	3.847.242,32
Diferido	920.264,84

	611.663.884,58

	665.508.186,52

Total do ativo	720.480.535,82	Patrimônio líquido contábil	527.452.662,44

Este anexo é parte integrante e inseparável do Laudo de Avaliação do Patrimônio Líquido Contábil da Ripasa S.A. Celulose e Papel, emitido por PricewaterhouseCoopers, com data de 12 de agosto de 2008.

[SEALS]

7

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo V ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Resumo das principais práticas contábeis adotadas pela Companhia e pelos acionistas controladores

O balanço patrimonial foi elaborado e está sendo apresentado de acordo com as práticas contábeis baseadas nas disposições contidas na Lei das Sociedades por Ações (Lei 6.404/76), portanto, não consideram os eventuais efeitos decorrentes da Lei 11.638 de 28 de dezembro de 2007. Para fins explicativos os acervos líquidos contábeis a serem vertidos para Asapir Produção Florestal Ltda e para os controladores, estão apresentados nos Anexos II, III e IV, respectivamente.

Na elaboração do balanço patrimonial, é necessário utilizar estimativas para contabilizar certos ativos, passivos e outras transações. O balanço patrimonial da companhia inclui, portanto, estimativas referentes à seleção das vidas úteis do ativo imobilizado, provisões necessárias para passivos contingentes, determinações de provisões para imposto de renda e outras similares. Os resultados reais podem apresentar variações em relação às estimativas.

As principais práticas contábeis adotadas na elaboração do balanço patrimonial estão definidas a seguir:

(a)                                  Caixa e bancos

As disponibilidades são avaliadas pelo custo. Compreendem dinheiro em caixa e depósitos bancários.

(b)                                 Contas a receber de clientes

As contas a receber de clientes são avaliadas pelo montante original da venda deduzida a provisão para créditos de liquidação duvidosa dessas contas a receber. A provisão para créditos de liquidação duvidosa é estabelecida quando existe uma evidência objetiva de que a Companhia não será capaz de cobrar todos os valores devidos de acordo.com os prazos originais das contas a receber. O valor da provisão é a diferença entre o valor contábil e o valor recuperável.

(d)                                 Estoques

Os estoques são apresentados pelo menor valor entre o custo e o valor líquido realizável. O custo é determinado usando-se o método do custo médio. O custo dos produtos acabados e dos produtos em elaboração compreende matérias-primas, mão-de-obra direta, outros custos diretos e despesas gerais de produção relacionadas (com base na capacidade operacional  normal). O valor realizável líquido é o preço de venda estimado para o curso normal dos negócios, deduzidos os custos de execução e as despesas de venda.

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8

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo V ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Resumo das principais práticas contábeis adotadas pela Companhia e pelos acionistas controladores

(e)                                  Imposto de renda diferido

O imposto de renda diferido é calculado sobre os prejuízos fiscais do imposto de renda, a base negativa de contribuição social e as correspondentes diferenças temporárias entre as bases de cálculo do imposto sobre ativos e passivos e os valores contábeis do balanço patrimonial. As alíquotas de impostos definidas atualmente são usadas para se determinar o imposto de renda diferido, no caso, para imposto de renda - 25%, e para a contribuição social -9%.

Impostos diferidos ativos são reconhecidos na extensão em que seja provável que o lucro futuro tributável esteja disponível para ser usado na compensação das diferenças temporárias, com base em projeções de resultados futuros elaboradas e fundamentadas em premissas internas e em cenários econômicos futuros que podem, portanto, sofrer alterações.

(f)                                    Depósitos judiciais

Existem situações em que a Companhia questiona a legitimidade de determinados passivos ou ações movidas contra si. Por conta desses questionamentos, por ordem judicial ou por estratégia da própria administração, os valores em questão podem ser depositados em juízo, sem que haja a caracterização da liquidação do passivo.

(g)                                 Investimentos em controlada

Os investimentos em sociedades controladas são registrados pelo método de equivalência patrimonial. De acordo com esse método, a participação da Companhia no aumento ou na diminuição do patrimônio líquido das controladas, após a aquisição, em decorrência da apuração de lucro líquido ou prejuízo no período ou em decorrência de ganhos ou perdas em reservas de capital ou de ajustes de exercícios anteriores, bem como a variação cambial de investimento em coligadas e controladas no exterior, é reconhecida como receita (ou despesa) operacional.

(h)                                 Conversão de moeda estrangeira

As transações em moeda estrangeira são convertidas para reais usando-se as taxas de câmbio em vigor nas datas das transações. Os saldos das contas de balanço são convertidos pela taxa cambial da data do balanço. Ganhos e perdas cambiais resultantes da liquidação dessas transações e da conversão de ativos e passivos monetários denominados em moeda estrangeira são reconhecidos na demonstração do resultado.

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9

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo V ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Resumo das principais práticas contábeis adotadas pela Companhia e pelos acionistas controladores

(i)                                     Imobilizado

São demonstrados pelo custo histórico de aquisição, corrigidos monetariamente até 31 de dezembro de 1995.

Os gastos com formação de florestas estão registrados pelo custo, sendo a exaustão calculada com base na quantidade de madeira extraída.

Os aumentos no valor contábil resultantes da reavaliação de determinados bens do ativo imobilizado são creditados na reserva de reavaliação no patrimônio líquido. Reduções que compensam aumentos anteriores do mesmo ativo são debitadas contra a reserva de reavaliação; todas as outras reduções são debitadas contra a demonstração de resultado. A cada ano, a diferença entre a depreciação baseada no valor contábil reavaliado do ativo (a depreciação é apropriada ao resultado) e a depreciação baseada no custo original do ativo é transferida da reserva de reavaliação para lucros acumulados.

A depreciação é calculada pelo método linear para baixar o custo ou o montante reavaliado de cada ativo de acordo com as respectivas vidas úteis estimadas.

Quando o valor contábil de um ativo é maior do que o valor recuperável estimado, ele é imediatamente reduzido ao valor recuperável.

Ganhos e perdas em alienações são determinados pela comparação dos valores de alienação com o valor contábil e são incluídos no resultado não operacional. Quando os ativos reavaliados são vendidos, os valores incluídos na reserva de reavaliação são transferidos para lucros acumulados.

Os custos dos juros sobre empréstimos tomados para financiar a construção do imobilizado são capitalizados durante o período necessário para executar e preparar o ativo para o uso pretendido. Os outros custos de empréstimos são tratados como despesas.

Reparos e manutenção são apropriados ao resultado durante o período em que são incorridos. O custo das principais renovações é incluído no valor contábil do ativo no momento em que for provável que os benefícios econômicos futuros que ultrapassarem o padrão de desempenho inicialmente avaliado para o ativo existente fluirão para a Companhia: As principais renovações são depreciadas ao longo da vida útil restante do ativo relacionado.

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10

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo V ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Resumo das principals práticas contábeis adotadas pela Companhla e pelos acionistas controladores

(j)                                     Diferido

Está representado por gastos pré-operacionais e são amortizados no prazo de cinco anos a partir do momento em que os benefícios começam a ser gerados.

(k)                                  Ativos intangíveis

Programas de computador (softwares)

Os gastos associados ao desenvolvimento ou à manutenção de softwares são reconhecidos como despesas na medida em que são incorridos. Os gastos diretamente associados a softwares identificáveis e únicos, controlados pela Companhia e que, provavelmente, gerarão benefícios econômicos maiores que os custos por mais de um ano, são reconhecidos como ativos intangíveis. Os gastos diretos incluem a remuneração dos funcionários da equipe de desenvolvimento de softwares e a parte adequada das despesas gerais relacionadas.

Os gastos com o aperfeiçoamento ou a expansão do desempenho dos softwares para além das especificações originals são acrescentados ao custo original do software. Os gastos com o desenvolvimento de softwares reconhecidos como ativos são amortizados usando-se o método linear ao longo de suas vidas úteis, pelas taxas aplicáveis.

Outros ativos intangíveis

Os custos com a aquisição de patentes, marcas comerciais e licenças são capitalizados e amortizados usando-se o método linear ao longo das vidas úteis. Os ativos intangíveis não são reavaliados.

(l)                                    “Impairment” de ativos permanentes

O imobilizado e outros ativos não circulantes e os ativos intangíveis, são revistos para se identificar perdas por “impairment” sempre que eventos ou alterações nas circunstâncias indicarem que o valor contábil pode não ser recuperável. A perda por “impairment” é reconhecida pelo montante em que o valor contábil do ativo ultrapassa o valor recuperável, que o maior entre o preço líquido de venda e o valor em uso de um ativo. Para fins de avaliação do “impairment”, os ativos são agrupados no nível mais baixo para o qual existem fluxos de caixa identificáveis separadamente.

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11

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo V ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Resumo das principais práticas contábeis adotadas pela Companhia e pelos acionistas controladores

(m)                               Arrendamento mercantil

Os pagamentos feitos para os arrendamentos são apropriados ao resultado pelo método linear ao longo do período do arrendamento.

(n)                                 Provisões

As provisões são reconhecidas quando a Companhia tem uma obrigação presente legal ou implícita como resultado de eventos passados; é provável que uma saída de recursos seja necessária para liquidar a obrigação e uma estimativa confiável do valor possa ser feita. Quando a Companhia espera que uma provisão seja reembolsada, por exemplo por um contrato de seguros, o reembolso é reconhecido como ativo separado, mas somente quando esse reembolso é virtualmente certo, ou seja, é mais que provável que ocorra.

A Companhia reconhece provisão para contratos onerosos quando os benefícios que se espera auferir de um contrato sejam menores do que os custos inevitáveis para satisfazer as obrigações assumidas por meio do contrato.

(o)                                Benefícios a funcionários

Obrigações pós-aposentadoria

A Companhia implantou em 2004 um plano previdenciário no modelo de contribuição definida, denominado Ripasa Prev, o qual é administrado pelo Uníbanco AIG Vida e Previdência S.A. Esse plano é custeado pelos participantes e pela patrocinadora e em 31 de dezembro de 2007 adesão é áe 936 funcionários (2006 -1.799), que corresponde a 79,5% do quadro de funcionários da Companhia.

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12

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo V ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Resumo das principais práticas contábeis adotadas pela Companhia e pelos acionistas controladores

Participação nos lucros e bônus

Uma conta passiva para benefícios de funcionários, na forma de participação nos lucros e planos de bônus, é reconhecida em “Salários e encargos sociais” quando não há alternativa realista a não ser liquidar o passivo e ao menos quando uma das seguintes condições é satisfeita:

•                  existe um plano formal e os valores a serem pagos são determinados antes da época de emissão das demonstrações financeiras.

•                  a prática passada criou uma expectativa válida nos funcionários de que eles receberão bônus/participação nos lucros e o valor pode ser estimado confiavelmente antes da época de emissão das demonstrações financeiras.

A expectativa é de que as contas passivas de participação nos lucros e planos de bônus sejam liquidadas em até 12 meses e sejam medidas pelos valores que se espera sejam quitadas.

(p)                                Empréstimos

Os empréstimos tomados são reconhecidos inicialmente no recebimento dos recursos, líquidos dos custos de transação. Em seguida, os empréstimos tomados são apresentados pelo custo amortizado, isto é, acrescidos de encargos e juros proporcionais ao período incorrido (“pro rata temporis”).

(q)                                 Capital social

As ações ordinárias e as ações preferenciais não resgatáveis são classificadas como patrimônio líquido.

(r)                                    Reservas de capital e de lucros

Nas reservas de capital são registradas as doações em forma de bens e espécie.

A reserva legal é calculada na base de 5% do lucro liquido do exercício, conforme determinação da Lei no. 6.404/76.

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13

Ripasa S.A. Celulose e Papel e empresas controladas

Anexo V ao Laudo de Avaliação do Patrimônio Líquido Contábil

Emitido em 12 de agosto de 2008

Resumo das principais praticas contábeis adotadas peta Companhia e pelos acionistas controladores

O saldo da reserva de lucros refere-se à retenção do saldo remanescente de lucros acumulados, a fim de atender ao projeto de crescimento dos negócios estabelecido em seu plano de investimentos, conforme orçamento de capital proposto pelos administradores da Companhia, a ser deliberado na Assembléia Geral, em observância ao artigo 196 da Lei das Sociedades por Ações.

(s)                                  Dividendos

Nos termos do Estatuto Social da Companhia, aos titulares de ações de qualquer espécie será atribuído, em cada exercício, um dividendo mínimo de 25% do lucro líquido, calculado nos termos da lei societária.

(t)                                    Reconhecimento de receita

A receita compreende o valor faturado pela venda de mercadorias e serviços. A receita pela venda de mercadorias é reconhecida quando os riscos significativos e os benefícios de propriedade das mercadorias são transferidos para o comprador. A Companhia adota como política de reconhecimento de receita, portanto, a data em que o produto é entregue ao comprador.

*        *        *

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14

Anexo II

Bens, direitos e obrigações componentes da parcela do patrimônio da RIPASA a ser vertida para a ASAPIR

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10

Anexo II.A.

Participações Societárias

1.                                        210.227.663 ações, no valor de R$ 25.974.087,48, correspondente a 100% do capital da Ripasa International S.A., sociedade com sede no Uruguai.

2.                                        2.397.600 ações, no valor de R$ 237.925,53, correspondente a 20% do capital da Pakprint S.A.

[SEALS]

Anexo II.B.

Imóveis

1.                FAZENDA VÁRZEA: com área total de 1.381,82 ha., situada na Comarca de Jaguariaiva, Estado do Paraná, matriculada sob n°s 194 e 1806 no Cartório de Registro de Imóveis de Jaguariaiva, cadastrada no INCRA sob n° 707.023.006.610-1 (Parque Florestal Ibiti).

2.                FAZENDA CHAPADÂO: com área de 62,92 ha., situada na Comarca de Jaguariaiva, Estado do Paraná, matriculada sob n° 1807 no Cartório de Registro de Imóveis de Jaguariaiva, cadastrada no INCRA sob n° 707.023.006.610-1 (Parque Florestal Ibiti).

3.                FAZENDA TUCUNDUVA: com área de 950,49 ha., situada no Município e Comarca de Sengés, Estado do Paraná, matriculada sob n° 1938 no Cartório de Imóveis de Sengés, cadastrada no INCRA sob n° 707.031.007.560-8 (Parque Florestal Ibiti).

4.                FAZENDA DA VÁRZEA II: com área de 375,10 ha., situada no Município e Comarca de Jaguariaiva, Estado do Paraná, matriculada sob n° 1772, no Registro de Imóveis de Jaguariaiva, cadastrada no INCRA sob n° 707.023.007.382 (Parque Florestal Ibiti).

[SEALS]

Anexo II.C.

Ações Judiciais

N° PROCESSO	AUTOR
00383200325102005	JOSE AILTON SANTOS (Tr.Plratininga)
00576200325202002	LUIZ CARLOS NOGUEIRA (TK & M-Seg)
704/98	ELOISA VITORIANO SANTOS (Atividade)
00347200425402001	FERNANDO ALVES FERREIRA (Falcão)
02163200527102002	PEDRO JOSÉ DE ALMEIDA FILHO
01908200700702009	RAFAELA SILVA PEREIRA M. FERRARI (FABPROMO)
02785200500702001	RAFAELA SILVA PEREIRA M. FERRARI (CORPORE)
361/96	DAILTON DOS SANTOS + 5 (Severino Salvino dos Santos; Pedro Toledo da Silva; José Luiz Monteiro Junior; Lincoln Medeiros Carlos, Elvis Lopes dos Santos)
980/98	JOSÉ OLIVEIRA SOARES
0037820062550200	ANTONIO JULIO BRAGA PEREIRA
00371200525302005	ALUISIO SAMPAIO MACHADO
682/97	ANDRÉ LUIZ GOMES RIBEIRO
00688200625102000	ERIVALDO SOARES SANTOS (Tr.Piratininga)
356/99	EDSON VITALINO DE SOUZA
1274/94	EVANGELISTA BISPO DOS SANTOS
00415200325202009	SONIA REGINA SANTOS U. FRANCISCO
00532200525502003	SALVADOR RODRIGUES SANTOS
00414200425502004	HÉLIO JOSÉ DE OLIVEIRA SANTOS
156/99	JOSÉ DA SILVA
036220032550200	DOMINGOS PEREIRA
00773200625202004	MARIA APARECIDA SANTOS
00001200625502001	ANTONIO FARIAS DA SILVA
00089200825102008	JOSÉ SIQUEIRA DE MELO
00671200625202009	ROGÉRIO SILVA MIRANDA (Máxima)
00616200625402001	MARIA CÉLIA FRANCISCO SILVA (Atividade)
00432200525202008	MANOEL DE JESUS NASCIMENTO
514/99	MARCOS AURÉLIO INACIO DE SENNE
00588200325202007	EDILSON DIAS SANTOS (Tr.Piratininga)
1419/96	ELCIO BATISTA SANTANA
00010200625402006	ERALDO DOS SANTOS
00216200425102005	ANTONIO FERREIRA DE SOUZA
00623200625302007	DOUGLAS CUSTÓDIO
047020032550200	GENECI ALVES OLIVEIRA (Sodexho)
824/97	JOSAFA NUNES SANTOS
00007200625402002	CLAUDIO FRANCISCO SILVA (Falcão)
00366200725102001	MAXWELL PINTO PORTO
241/99	MARIA DE FATIMA SILVA
00701200625102000	GELVAM ALVES TEIXEIRA (Skeleton Ass. Téc.)
00604200525302000	JOSÉ BORGES ANDRADE JR. (Tr.Piratininga)
00459200325502008	EDVALDO BRASILINO
455/98	JESSE MARIO SOARES
00780200625202006	ANA MARIA SOUZA SILVA (Sodexho)
00500200725202000	GERALDO GONÇALVES MARQUES
00165200525502008	JOSÉ PEDRO BISPO DOS SANTOS
799/97	LUIZ CARLOS DA SILVA
00677200625202006	ANDREIA NAZÁRIO PEREIRA
00055200425502005	MOIZES CAMPOS DE SOUZA LIMA
037620032530200	LAUDEMIR CILAS TIBURCIO
303200425402001	FRANCISCO ITAMAR DA SILVA
130200725302008	WILLIAN GOMES LINO (TK&M)
0885/96	LAUDEMIR CILAS TIBURCIO
076/97	ROBERTO DOS SANTOS
00841200725302002	JOSÉ LEITE JUNIOR (Tr.Piratininga)
00471200425102008	EDMILSON CARMELITO DOS SANTOS
00155200425402005	WILLIAN GOMES LINO (TK&M)
0567/97	JULIA MARCIA ALVES FERREIRA (TK&M)
085120032550200	NELSON BISPO DOS SANTOS
006962007254020006	SEVERINO SALVINO DOS SANTOS
00156200425402000	MOYSES RODRIGUES RAMALHO JR
089220032550200	NELSON PEREIRA DE SOUZA
00297200725302009	NELSON BISPO DOS SANTOS
01811200700712005	JAIR SANTOS DE OLIVEIRA (N.P.O.)
00379200425402007	ROBSON DE MOURA
01243/97	JOAO FRANCISCO CORDEIRO (Tr.Piratininga)

[SEALS]

07212002253020	LINCOLN PIRES RODRIGUES (Máxima)
1097/98	ANDRÉ LUIZ FERREIRA DA SILVA (TK&M)
0300/99	ANTONIO FERREIRA DE SOUZA
00294200725102002	FLAVIO DOS SANTOS
00290200725302007	JOSE CARLOS CONCEIÇÃO
2480200204702006	CIMAR COUY
00473200800402007	ELISABETH APARECIDA WALTER
17905200701509003	FÁBIO APARECIDO DE OLIVEIRA
09261200800209004	JOSÉ LUIZ AMORIN
14926200565209004	LEILA GODOI DOS SANTOS
98620030270400	GELCI FRAGA COELHO (FENIX)
00982200806402003	LEONARDO LATI
4897200602909007	MARCOS APARECIDO MÁXIMO
01910200703702000	MARIA LÚCIA DE CESARE
01183200803602005	MARLUCI NASCIMENTO BARBOSA
0050020060406008	VALÉRIA PEIXOTO SANTOS
00441200703102003	VANESSA KRAINER DE OLIVEIRA
98620030270400	GELCI FRAGA COELHO (FENIX)
00465200627102007	FRANCISCO ABERLÀNIO FREITAS
00515200527102005	LEILA DA SILVA CAMPOS
01273200727102009	NILSON PLÁCIDO DE LIMA
01759200427102004	SIDNEY DOS SANTOS MONTEIRO
01703.2006.263-02.00-7 DIADEMA, REMTIDA PARA EMBU PROCESSO N° 00265.2007.271.02.00-5	ALEXANDRE MATOS RESENDE (VÉNUS)
02028200727102009	CÍCERO MANOEL DA SILVA (TK&M)
00419200606702002	CAIO GARCIA DE ALMEIDA
00414200607602000	PAULO EDUARDO LEME DOS SANTOS
854/98	SORAIA DE FÁTIMA C. ZURI PASTORI
00413200601202007	VALÉRIA MEDINA FERNANDES

00150200825302000	BENEDITO LOURENÇO DE OLIVEIRA
00254200825202008	RIBERTO OLIVEIRA DE CARVALHO x MD Papéis
00574200725402000	EDVALDO ARAÚJO SANTOS (Tr.Piratininga)
00266200825502001	JOÃO TARCÍSIO FERREIRA
00785200725302006	JOSÉ DA SILVA
00382200325102000	NEWTON DE CARVALHO
00033200525402000	ANTONIO PINHEIRO
652/2000	AURÉLIO EGYDIO DE FRANÇA
026220032540200	ALMIR VITALINO DE SOUZA
047620032540200	GUILHERME GERALDO GONCALVES(+2)
00561200425202005	MANOEL MESSIAS DE NOVAES
591200725502003	GELSON LINS DE OLIVEIRA
1605/91	ADELCINO FRANCISCO ARAUJO
1094/93	JOSÉ PEDRO DE LIMA FILHO
00231200825202003	NEUSA ELIAS ALMEIDA (Sodexho)
1550/93	DENILTON CARLOS AZEVEDO SANTANA
00420200825202006	HERIBALDO HONORATO DE ALBUQUERQUE
816/93	ANTONIO ARAUJO DE SOUZA
010002003251020	JOSÉ CARLOS VIEIRA SILVA (Máxima)
531200625402003	ANTONIO FARIAS DA SILVA
723/97	GIDEON FREIRE DO NASCIMENTO
21120022510200	EDSON ALTINO DOS SANTOS (Mavec)
1429/93	LUCIANA APARECIDA DE CARVALHO DAL BONI (J.Bruneto)
00656200325402000	ALEX FERREIRA DOS SANTOS
839/95	LUCIENE BOAVENTURA BOAS
00369200725102005	AGNALDO PEREIRA DE ABREU
1272/96	AGOSTINHO AP. DE SOUZA
036920032530200	VICENTE LOPES PEREIRA
1665/93	ADEMIR FRANCISCO DE JESUS
00638200525402000	ADAILSO ARAUJO DE SOUZA
465/2001	MARCOS ANTONIO PINTO DE LIMA
00100200725502004	JOSE ALVES FILHO
104/93	ROSEMBERG RAMOS NASCIMENTO
00475200725302001	NICOLAU DEVENIS
049420032530200	ADRIANO VICENTE FERREIRA
206/99	MARIO MAIA MENEZES
0001200825202004	VITOR RODRIGUES AYRAO
030/2000	MARIA DE LOURDES F. SILVA (Atividade)

[SEALS]

00126200725502002	GILBERTO BARREIRA DELGADO
1228/98	CLEIDINALVA DE OLIVEIRA ALEXANDRE
096620032520200	CLEMENTE DOS SANTOS
0860/95	MANOEL VELOSO DOS SANTOS
0222200425302005	ANTONIO SOUZA CAMPOS
0878/96	JOÃO MENEZES DE ARGOLO
00673200625202008	JOSÉ VIEIRA DOS SANTOS
00277200425502008	GENIISON SANTANA DE AZEVEDO
1235/97	ANTONIO PAIXÁO ALEXANDRE
091200309515000	JOSÉ LUIZ MONTEIRO JUNIOR
00361200509515004	ANTONIO DA SILVA FARIA (MAXIMA)
00205200501202007	EGIDIO SANTOS BRITO (SEI)
00835200600705000	GERMAN SALVADOR LOBO
03207200403212007	ALEXANDRO SEVERO BUENO
0082620040081007	HELIO GONÇALVES SOARES
10317200801409003	ROSANA MARQUES
00361200509515004	ANTONIO DA SILVA FARIA (MAXIMA)
00205200501202007	EGIDIO SANTOS BRITO (SEI)
01372200513015006	JOSELMA DAS CHAGAS ROCHA (MAXIMA)
01127200503302009	RICARDO ANT° SILVA (NACIONAL)
01025200711003004	MARCO AURELIO R. DA SILVA (EXPRESSO MAGALHÁES)
00308200707002000	MOACIR BARBOSA (NACIONAL)
02107200512915003	SEBASTIÃO A. SCARANO (MAXIMA)
00182200701502001	RAILDO DE JESUS ARAÚJO (VENUS)
01127200503302009	RICARDO ANT° SILVA (NACIONAL)
01257200713603005	ROMULO COSTA CADETTE (MAGALHAES)
00250200435102000	ROGERIO DE PAULA (NACIONAL)
02107200512915003	SEBASTIAO Á. SCARANO (MAXIMA)
00604200327102000	JORGE FRANCISCO PEREIRA
00232200827102006	JOSE CARLOS CELANO
1405200327102000	LEILA APARECIDA SILVA CAMPOS
660200327102004	MARCOS COSTA VILA REAL
01602200727102001	ALESSANDRO JORGE LEITE (TK&M)
01254200727102002	ALEX CHAVES (SOLUÇÃO)
01356200727102008	ANTONIO CARLOS DA SILVA (TK&M)
02356200405702000	ELIAS BARBOSA DOS SANTOS (LARK)
00186200503302000	ELIAS BARBOSA DOS SANTOS (LARK)
01082200506402000	ELIAS BARBOSA DOS SANTOS (LARK)
01175200606402006	ELIAS BARBOSA DOS SANTOS (LARK)
1600200727102002	ELILIANE CHAGAS MORAES DE OLIVEIRA (TK&M)
1598200727102000	EUCLIDES DE OLIVEIRA (TK&M)
01601200727102007	JORGE DE ARAUJO BARRETO (TK&M)
00623200527102008	JOSÉ ANTONIO DE SOUZA (TK&M)
01001200727102009	JOSE NIVALDO DOS SANTOS (SOLUÇÁO)
01847200727102009	LUIZ RENATO LUCATELLI (TK&M)
00538200527102000	MARIA DO SOCORRO P.ALVES (TK&M)
01355200727102003	MARINALVA SANTOS DE BRITO (TK&M)
01597200727102007	NILSON DE ARAUJO BARRETO (TK&M)
00625200527102007	PEDRO BORGES DOS SANTOS (TK&M)
00533200727102009	PEDRO GOMES DA SILVA (TK&M)
01599200727102006	RAQUEL APARECIDA PEGOZZI (TK&M)
1604200727102000	SANDRA APARECIDA PEGOZZI LUCATELLI (TK&M)
01655200727102002	SOLANGE CATARINA FERREIRA (TK&M)
01603200727102006	SUELI BRITO ONIAS (TK&M)
00498200501102006	FERNANDO MALUF
02219200700602005	GISLENE DOS SANTOS PEREIRA
1178200704702000	MEIRE THEODORE GAROUFALIS
00505200804702002	MEIRE THEODORE GAROUFALIS
12112200500002005 - Ação Rescisória	SANDRA MARIA QUEIROGA PEGORELLI
424200403302006	GIULIANA ALVES DE OL1VIERA (D&Z)
1270200403801000	JESSICA MARA P. DO NASCIMENTO (CORPORE)
01367200501206000	MARIA RAQUEL CAVALCANTI (CORPORE)
3311/2005 -10* VT Campinas	PAULO CEZAR BUENO (MAXIMA VIGILANCIA)
813/93	MANOEL SOARES BASTOS
00392200525102008	REGINA DA SILVA RAIZER
00136200725302005	VANDERLEY DOS SANTOS
285/94	GENILÇO OLIVEIRA SANTOS (Falcão)
1570/93	AGOSTINHO AP. DE SOUZA
18800625102005	JULIO CESAR DO VALE

[SEALS]

574/99	ANTONIO SÉRGIO PEREIRA (Atividade)
2110/92	GERSON CORREA
153/93	PEDRO LUIZ BARBOSA
01797.191.043.15.00-7	AMARILDO GLISOTTE
650200206002008	ANGELA CRISTINA CIPRIANO SILVA
295l/2000-75(a) VT de SP	GIL CARLOS DE SOUSA GUIMARAES
3210/1996-32(a) VT de SP	ROSEMEIRE COSTA PRADO
558/1999-26(a) VT de SP	SIMONE DIAS DE MOURA
58407/92	VITOR CASTILHO
1868/96	DIVINO JOSE DE FREITAS
537200227102002	IVANI LUIZ SOBRINHO
1609200227102000	JOSE LOURENÇO DOS SANTOS
1773/95	MAURO PEREIRA DA SILVA
1798/99	PEDRO JOSÉ DE ALMEIDA FILHO
1360/1994	ELZA DIAS DOS SANTOS CATHALA
3272/1997-46*	SALVADOR DA SILVA CARVALHO
67/2008	ANTONIO SILVA TEIXEIRA
01364200807002002	LAURA RABELO ALVAREZ
2228/99	MANOEL MENDES DOS SANTOS
68/2008	NILCE MARIA SOUZA GONÇALVES
00362200810903005	HERBERT MAGALHAES DE FARIA (EXPRESSO MAGALHAES)
00929200827102007	RAIMUNDO ILAILSON CUNHA JUNIOR (TK&M Segurança)
2073200727102000	ROSEMEIRE COSTA DA SILVA (TK&M - FIT SERVICE)
0777/06-9	Adhemar Garcia Filho
0618/07-5	Airton Gomes Neto
1696/06-6	Alexandre Santos de Oliveira Rosa
0791/06-2	Antonio Carlos Fontanetti
0233/06	Antonio Carlos Martins
0906/05-8	Antonio de Souza Vieira
0531/06	Antonio Rocha de Azevedo
1334/05-4	Antonio Rocha de Azevedo
0486/06	Antonio Zanetti
0206/03	Aparecida Scalfi
1660/03	Aparecido Doniseti Soares
0789/06-3	Ataliba Honorio da Silva
1661/03	Benedito Rodrigues do Nascimento
1694/06-8	Bruno Ramos de Freitas
0421/04	Carlos Augusto Sacca Ladeira
0477/05	Carlos Valdemir de Vicente
1531/06-5	Celio Brumate
1283/06-1	Celso Ferro
0396/07-0	Celso Martins
0668/07-3	Celso Queiroz de Paula
1896/07-0	Claudemir Mirandola
1143/06-4	Claudinel Gireila
0867/06-0	Claudio Marques Dias
0785/06-6	Claudio Valerio
0486/06-1	Clovis Matias dos Santos
2105/05-8	Clovis Matias dos Santos
2221/05	Cristiano Vaini Marques
1082/07-6	Daniel Marcos de Oliveira
1238/05	Derdebio Pansini Altero
1573/06-5	Deusdedit Faria de Araujo
0865/06-0	Donizetti Carlos da Silva
1124/07-9	Doraci da Silva Salvador dos Santos
1875/06-4	Eder Carlos Sanches Tavares
1045/07-8	Edimilson Rodrigues Chaves
1572/06-0	Edmilson Kennedv Bordinhão
0100/07-2	Edson Auad
0524/07-7	Edson de Faria Lino
1958/06-3	Edson Ferreira de Lima
0052/07-2	Edvaldo Morelli
0525/07-0	Elessandro Fernandes
1569/07-8	Eneide Maria Granzotto
0541/06-2	Estevam Alves da Silva
0901/07-7	Eurico Geronimo Dosso
1189/05	Eurico Geronimo Dosso
0126/08	Fabio Luciano Medina
0539/06-4	Fabio Luis Gonçalves

[SEALS]

0261/08	Fernando Antonio Beraldo
0981/07-1	Fernando Cesar Matara
0287/05-1	Fernando Teodorosqui
0952/05	Francisco de Assis Araujo
1590/02	Geraldo Ferreira da Costa
0115/06	Geraldo Ferreira da Silva
1529/06-5	Gesso da Silva
0584/08	Givaldo Rolim de Moura
2792/03	Helio Batista
1042/06-2	Helio Beraldo
1365/05-6	Helio Paulo Bueno
1142/05	Henrique Barufaldi Ferrarezi
1878/06-7	Hugo Ricardo Marques
0777/06-0	IIda Pereira Sertorí
1693/06-3	Izael Cornaquini
0706/05-6	Jair Volpi
1132/06-4	Jefferson Salvioni de Melo
1496/07-4	João Auqusto Trevisol
1739/03	João Batista Lopes dos Santos
1954/06-5	João Paulo Pereira da Silva
1654/03	João Rodrigues Dantas Filho
1527/06-7	Jonas Pedro Carvalho Silva
0537/06-5	Jorge Zukaukas
1571/06-9	Jorge Zukaukas
0234/06-2	José Avani Ubeda
0614/07-8	José Carlos Araujo Caldeira
0778/06-4	José Carlos Araujo Caldeira
0318/07-6	José Carlos Balduino de Oliveira
0338/08	José Carlos Balduino de Oliveira
0928/03	José Carlos Bueno
2219/05-a	José Carlos de Oliveira
1591/02	José Carlos Gomes
0236/06	José Carlos Guimarães
1958/06-2	José Carlos Guimarães
1142/06-9	José Cicero dos Santos
1093/05-4	José Davio
0787/06	José Lucio Dias
0848/06-4	José Luis Moreira da Silva
0235/06-6	José Maria Pereira
0677/07-4	José Martines Baptista
0271/08	José Martines Baptista
0533/06-7	José Roberto Marques
0831/06	José Roberto Seleguini
1636/03	José Rodrigues da Cruz
1147/06	José Silva Dourado
0516/08	José Silvino Sartori
1531/06-4	Julio Cesar Armelin
0846/04-3	Julio Cesar Silva
0531/06-8	Julio Nunes Ferreira
1811/05-2	Kelson Roberto Ferreira Carapeba
0925/03	Lair Franciscato
1279/06	Laurindo Peixoto
0933/06-1	Lourenço Luiz Neves
2028/05-6	Lourival Correa de Lima
0635/01	Luis Gomes
1794/05-3	Luiz Adão Barboza da Silva
0325/08	Luiz Antonio Krepsko
1018/03	Luiz Carlos de Carvalho
0152/07-8	Lusinete Sales de Angelo
2915/03	Manoel Aparecido Amaral de Carvalho
0759/07-9	Marcelo Fernandes lupl
1133/06-9	Marcio Alexandre de Oliveira
0219/07-5	Marco Antonio Mariano
1844/02	Marcos Antonio Sanches Mayoral
1966/05	Maria Aparecida Sizilio Brugnaro
0028/07-3	Maria José de Moura de Souza
0245/07-3	Maria José de Moura de Souza
1351/05	Maria Severino da Silva
0026/03	Mauricio Peres

[SEALS]

1281/06	Mauro Ribeiro de Mello
0029/07-7	Neide Aparecida de Araujo da Silva
0537/06-4	Nelson Batista
0927/05	Newton Retussi Scalisse
0908/05	Nivalcir Arroyo
2540/03	Olivio Pitor
1876/06-9	Onivaldo Luiz Macedo
1133/06	Osmar Lopes Perre
0831/07-7	Osnei Soares da Silva
1879/05-1	Osnei Soares da Silva
1659/03	Oswaldo de Luca
1274/06-1	Oswaldo Montagnana
2681/02	Paulo Cezar Tamarino
0536/06-0	Paulo Sergio Batistela
1656/03-1	Pedro Guebara
1576/03	Pedro Simplicio da Silva
1282/06-8	Reginaldo Custodio do Prado
1955/06-0	Reinaldo dos Santos Fonseca
0979/07-2	Roberto Carlos Nasato
1738/03	Roberto Sebastião Lopes dos Santos
1773/06-8	Rogerio Antonio Jeronymo
00260/08	Ronan Marcel Rossi
1277/06-4	Ronaldo Salomão
1657/03	Salvador Moreira
1141/06-5	Sandro Rogerio Machado
1693/07-4	Sebastião de Matos Queiroz
1144/06-9	Sergio Aparecido Mombelli
1698/03	Sergio Henrique de Souza Toledo
0171/03	Sergio Luiz de Oliveira
0540/06-9	Sidmar Roberto Thexeira
1944/06-9	Silvio Rodrigo Lemos
0857/98	Tokuji Sato
0722/04	Valdemar Oliveira de Almeida
1141/06-4	Valdemir Carvalho
0533/06-6	Valdemir Delafiori
1469/07-1	Valdevino Batista
1095/05-3	Venilton Robles de Souza
1652/03	Waldir Rolim de Moura
1874/06-9	Walter Aparecido Pires
0232/06-2	Wander Fernandes Fagundes
1181/07-7	Wilson Giacomin
1352/07-8	Wilson Giacomin
1873/06-4	Wilson Silva de Faria
0114/06	Zaia Gimenes
1516/07-8	Aldenir Lopes Cardeli
1517/07-2	Juracy da Conceição Moreira Araujo
0776/06	Allan Rodrigo Alves Bandeira
0566/06	Antonio Estevão
1695/06-2	Ivair José da Silva
0348/08	Joeds Correia da Silva Esperidião
0349/08	Mario de Jesus Pereira
1219/06-0	Pedro da Silva Santos
0710/08	Francisco de Assis Muniz Pessoa
0149/04	Joselito Ferreira da Santana
2535/05	Gustavo Simão Carnevale
2618/05	Willian Alves de Sa Sobreira Gomes
1158/05	Iranildo Ferreira da Silva
1161/05	José Roberto de Souza Silva
0870/04	Antonio Donizete de Camargo
1543/07-0	Joseval dos Santos Gomes + 3
0168/07-1	Ellseu do Nascimento
0371/08	Moises Lopes de Oliveira
0926/06	Aceir Silva
1840/06-4	Jamil Vacari
1394/06-9	Paulo Antonio Ortiz de Camargo
0341/07-2	Roveri Fernando dos Santos
0273/06	Matuzalem Andrade dos Santos
1297/07-0	Roberto Carlos da Silva
1304/07-9	Flavip Alencar Ozorio

[SEALS]

1393/07-4	Jean da Silva Casaes
1677/04	Euridice de Souza
2273/07-6	Luciano Pereira Percio
2228/04-4	José Martins Neto
0775/06	Ademil de Paula
1900/05	Adilson Aparecido Leocadio
0440/07-3	Antonio Aparecido de Lima
1874/05-0	Antonio Marcos dos Anjos
0224/06	Claudio Fontano
0598/07-2	Daniel Aparecido de Paula
0890/05-3	Diogo Martins Bíscarquim
0597/07-9	Edison Ribeiro Neves
1867/06-7	Edson Epprecht
0318/07-7	Elias Gonçalves
0407/05	Gilmar Dias da Silva
1680/05-3	Ivan Pinto de Oliveira Filho
0119/07-8	José Carlos Mosso da Silva
1233/05	José Guilmo
0263/07-5	Julio Cesar de Oliveira
1212/05	Lucio Alexandre Silva da Rocha
0593/05	Luis Castro dos Santos
0521/07-3	Luiz Donizete Barbosa
0890/06	Nivaldo Pal russo lo
0532/06	Paulo Eduardo Madrigano
0522/07-7	Percival José dos Santos
1053/07-4	Romildo Pinheiro
0820/05	Sebastião de Souza
0538/06-0	Sidirlei Rodrigues de Oliveira
0661/05	Valdevino Gomes Ferreira
0523/07-1	Valdir Firmino da Silva
0786/06	Alberto Muniz de Souza
0527/05	Alesio Crispim de Oliveira
1145/06	Angelo Sergio de Lima
0221/07-3	Aponinones Teixeira Viana
1135/06-7	Claudinei Pereira da Silva
0783/06-7	Dargio Roberto Ferrarezi
1770/06-4	Dejair Assi
0882/07-9	Domingos Francisco Barbosa
0881/07-5	Edmilson Baptista
1096/07-9	Edmilson Baptista
0535/06-6	Edson Rodrigues da Silva
2110/07-3	Eduardo de Moraes Miquelini
1132/06	Itamar Alves Pereira
0532/06-2	Lucindo Bianquini
0072/03	Maritania Pinto Cavalari
0767/07-5	Silvano Prates Perim
1500/07-5	Valdir Gonçalves Vasques
1193/07-2	Vatter de Carvalho
0534/06-1	Valter de Oliveira
0633/04	Adair Alves de Brito
0950/07-0	Bonfim de Souza Correia
1220/05	Osmar Vilela
1605/06-2	Alex Fernandes de Oliveira
1716/06-0	Antonio Marcos Silva Correa
0264/07-9	Aparecido Veridiano da Silva
1611/06-0	Benevenuto Pereira Neto
1681/06-9	Cezar Amauri Fernandes
1608/06-7	Daniel Viana dos Santos
1680/06-4	Diogo Ferreira
2119/06-3	Eduardo Domingues Andrade de Araujo
0264/07-0	Fabio Malta Magalhães
1682/06-3	Felippe Delia Piazza
1854/06-8	Florencio Santana Couto
0137/07-0	Helio Turati Filho
0437/07-0	Isaias Saldanha
1686/06-1	Lenitson Silva Ribeiro
1836/06-6	Odair José dos Sanlos
1717/06-4	Ortando Moreno Martins
1042/07-4	Paulo Henrique Moro

[SEALS]

1681/06-8	Raphael Perdigão
1685/06-7	Ronie Bill da Silva Secco
1718/06-9	Vinícius Raphael Ottenio de Souza
1684/06-1	Wesley Santoro Ribeiro
1078/07-7	Alison Patrick Barreto Pereira
0439/07-8	José Aparecido de Lima
1865/07-9	Rodrigo Fernando Evangelista
1894/05-0	Norberto Cirino
0527/07-1	Franco Principi
0426/08	Marcos Alberto Alves Pinheiro
0022/08-7	Davi Menegoni
0020/08-8	Genilton Santos Silva
0300/06-3	Genivaldo Alves da Silva
0435/06	Reginaldo Custodio Jorge
1430/07-4	Adson Mendonça Silva
1432/07-3	Geraldo Fabiano dos Santos
0111/05	Jean da Silva Casaes
3574/07-0	Luiz Eduardo Claudiano
1095/07-4	José Auréllo Rodrigues da Cruz
0701/07-4	Nafatali Silva
1582/06-6	Pedro Menon Marconalo
1100/07-9	Manoel Jardim Costa
0522/02	Adolfo Cardoso dos Santos Filho
0244/07-9	Narciso Pereira da Silva
1070/07-0	Gilson Vieira da Silva
0990/07-1	José Isidoro Pereira
1090/04	Maria Angelica da Silva
0320/06-5	Otavio Marsura
0041/08-3	Rogerio de Jesus Mestre
1609/06-0	João Ascenção Nascimento
1599/06-3	José Henrique Alves de Andrade Filho
1601/06-4	José Raimundo da Conceição
3259/03	Aparecido Donizete Ponga
2306/07	Joel de Azevedo
0843/08	Luciano Ap. Alves Alkine
1690/07-0	Cláudio Silva Dias
0432/07-6	Luiz Pinheiro
0526/06-4	Paulo Sergio Batistela
0232/08	Reginaldo Cristiano Tonhon
0140/08	Antonio Carlos da Silva
1141/05	Geraldo Tadeu Lucena
0376/06-0	Luis Antonio de Araujo
0378/06-9	Valdevino Pereira Dias
1238/04	Leonice Aparecida Vieira Silvestrini
1837/05	Nadia Regina Bertolo Rosolen
0196/07-1	Antonia Nunes da Silva Craveiro
0887/05	Antonia Nunes da Silva Craveiro
0138/06	Benedito Emilio Miranda
1090/06-4	Claudio Carvalho de Oliveira
2198/06-4	Francisca Teixeira
0888/05	Jandira Teixeira Craveiro
0195/07-7	João Rodrigues Craveiro Filho
0886/05	João Rodrigues Craveira Filho
2268/05-4	José Aparecido Cruz
0577/07-2	Juarez Rodrigues de Lima
1339/05-0	Maria Divani Ferreira de Souza
1210/05	Rodolfo Malafattí
2292/03	Ubirajara Melato Brasil
0119/08	Everando Moreira
0361/08	Gabriel Moreira Gomes
0359/08	Paulo Cezar Lourenço
0358/08	Reginaldo Moreira Gomes
1622/06-3	Maria Neide Alves Magalhães
1623/06-8	Mariza Alves Magalhães Souza
0167/05-8	Miriam do Nascimento Machado
1299/07-9	Elio Alves da Silva
1643/07	Isnarael José Morato
1126/07-0	Leontino Keller
0748/06-2	Wagno Matias de Azevedo

[SEALS]

1298/07-4	Wilson Messias de Araujo
1644/07	Sebastião Luiz Clareno
1366/02	Pauto Cezar Bueno
0847/05	José Eduardo Alves de Lima
0306/05	José Roberto Travagli
1424/05	Walter Alves Moreira
1064/08	Adão Aparecido Honorio
0319/08	Daniel Rodrigues
1972/07-0	Paulo Sergio Tezore
1906/07-0	Valmir Aparecido Verrumo
1600/07-4	Carlos Vander Alves
1602/07-3	Luiz Antonio Garcia
1605/07	Luiz Antonio Ribeiro de Paula
1603/07-8	Luiz Roberto Lucio
0680/06-0	Antonio Washington Oliveira da Visitação
2618/06-2	Manoel Luis Ferreira de Freitas
1306/06	Valdecy Ferreira da Silva
0479/07-5	Edson Caetano de Oliveira
0480/07-0	Leonidas Mattos Junior
0873/07-3	Bento Aparecido dos Santos
0972/06	Bento Aparecido dos Santos
042/08	Flávio Gomes Pires
1270/05-5	Manoel dos Santos
1964/06-1	Aparecido Donizeti Maurício
1965/06-6	Ivanildo da Conceição dos Santos
1966/06-0	José dos Santos
0749/06-0	Marcos Antonio Correa Pinto
0968/05-3	João Aparecido Joia
1639/04-0	Maria do Carmo Chrispim
1076/04	Maria Elvira da Conceição Silva
1553/04	Sebastião Vibar Freitas Silva
0473/03	Solange Rodrigues Silva
0463/08	David Fonseca de Menezes
0191/08	Evandro Antonio Lopes
0168/08	Luiz Pedro Dias
0160/08	Odair Geraldo de Ozarias
0516/03	Antonio Romão
0325/03	José Aparecido de Moura
0147/04	Luiz Mirandola
0198/03	Marcos Paulo Manoel
0506/03	Olimpio Baldauls
1074/04	Paulo Roberto Brigante
0510/03	Roberto Alexandre Stanganini
1171/04	Roberto Luiz da Silva
0581/04	Rodrigo Alexandre Garcia
0323/03	Sidnel Caxa
0245/03	Vatentim Caxa
1830/07-8	Wanderlei Aparecido Perelra
0450/07-7	Geraldo Dutra Pereira
0332/08	José Eduardo Badeluci
1380/08	Claudinel de Jesus Almeida
1379/08	Luiz Carlos Rizati
1381/08	Michel Domingues da Rocha
1382/08	Wilson de Camargo
0986/07-5	Claudio de Lima Bastos
1349/07-2	Edielma Silva de Oliveira
1382/07	Josias Belmiro Mendes
2104/07-8	Carlos Vander Alves
1635/07-3	Domingos Julio Ellis
1631/07-5	Luiz Antonio Garcia
1632/07-0	Luiz Antonio Ribeiro de Paula
1629/07-6	Marcio de Oliveira
1636/07-8	Paulo Sergio Tezore
0081/08	Clayton Adriano Cavalheiro
2030/05-8	Jerry Batista de Souza
1525/02	Elias Perelra de Andrade
2160/06-1	Luiz Carlos Lopes Rolim
1685/03-8	Airtop /illegible/ dos Santos
0101/07-8	Alvino do Carmo dos Santos

[SEALS]

1670/03-5	Aníbal Costa
1818/03-1	David Gianlni
1356/03-2	Dirceu Laudelino Bemabe
1533/03-0	Gaspar Francisco de Paula
0522/01-7	Gedeir Paulo da Silva
1775/03-4	Helio Francisco Guimarães
1688/03-7	João de Oliveira
1246/06-4	Joel Afonso Hereman
1359/03-6	Jorge Luis Benedito de Oliveira
1874/03-6	Jorge Luiz Martins
1575/03-1	José Armindo Borges
1669/03-0	José Carlos Costa
1679/03-6	José Guido Alves
1352/03-4	José Paulo da Silva
1551/03-2	Lucia Ribeiro de Souza
0441/07-7	Paulo Lutizzoff Filho
1425/03-8	Paulo Roberto Sant’Ana
0625/07-8	Renato Dindorf Trevisan
1695/07	Rogério Lopes Ribeiro
1130/05-4	Sintramogeli - Sind Trab Mov de Merc em Geral
1351/03-0	Volnei Ribeiro Prado
0411/96-7	Wagner Francisco de Assis
0627/07-6	Wanderley Corbine
1273/05-5	Deozindo Moraes
1272/05-0	[ILLEGIBLE] Soares da Silva
1167/05-2	Luiz Carlos Nachbar
0350/05-0	Michel Humberto Candido
0029/07-8	Anesio Anísio Martins
1396/07-8	Fausto José Roberto da Silva
0546/06	Marcos Antonio da Silva
1641/03	Milton Justo da Cruz
0653/06-4	Roberto Dias Lopes
1194/07-6	Roberto Dias Lopes
1662/03	Sergio Pascotti
2081/06-7	Eneias de Araujo
1110/07-4	Genildo Burin
1036/06	Joào Alairton Xavier Filho
1275/06-5	José Gildo Ramos
1502/06-2	Lorivaldo Fonseca Silva
1076/06-7	Mauro da Silva Cherubim
0437/07-9	Antonio Cesar de Lima
1868/06-1	Decio Barbosa
0225/06-0	Ednei dos Santos Lima
0338/06	João Luiz Lopes Neto
0261/08	Marcelo Marcio de Assis Paulo
0224/06-6	Sergio Dantas de Oliveira
0915/05	José Bergamaschi
0422/08	Eder Aparecido dos Santos
1532/07-1	Maurício Gomes da Costa
0263/07-4	Adilson Martins
1689/06-5	Antonio Carlos do Nascimento
1822/06-3	Ariel Ferreira dos Santos
0265/07-4	Ctaudionor de Paula Vítor
1685/06-6	Emerson de Jesus Araujo
1683/06-7	Fabio Henrique Cardoso Funes
024/2008	Fernando Dias
1692/05-8	Fernando Menegalli Nazato
1765/06-1	Gilberto Castro Santana
1686/06-0	Hebert Rosa Ferreira
1683/06-8	Jeferson Henrique Fernandes
1682/06-2	Juliano Monteiro Lopes
1385/07-8	Katia Regina da Silva
0503/07-2	Luiz dos Santos Gois
1604/06-9	Luiz Guilherme Brack
1688/06-0	Marcos José de Oliveira
1690/06-9	Neemias Gonçalves dos Santos
0405/07-3	Regiane Campos
1668/07-0	Robert Rodrigo Bordon
2082/06-1	Rodrgo Fernando Evangelista

[SEALS]

0736/07-3	Silas Weber Ferreira
1689/06-4	Waiderson Liberato da Silva
1553/07-5	José Carlos Vaccari
0228/07-5	Marcos Alexandre Victoríno
1600/06-0	José Ribamar da Conceição
0868/06-5	Isaias Aparecido da Silva
1475/06-3	Leonidas Pereira de Oliveira
0261/07-8	Claudinei Franco
0283/07-9	Elielson Angelo de Oliveira
0192/07-5	Israel Taborda dos Santos
1596/05	David de Souza
0457/08	Roberto Garcia de Freitas
1131/06-2	Eliana de Fatima Vitorino
0563/07-5	Antonio Francisco da Mata
0969/07-8	José Manoel Gonçalves
2665/05-0	Mariano Garcia
1986/00	Benedito Mariano da Cruz
1998/07-9	Adão Aparecido Honorio
1625/07-2	Antonio Carlos Alves
1899/07-1	Daniel Rodrigues
1627/07-1	Felipe José Garcia
1898/07-7	Janio Alves de Souza
1639/07-6	João Adão de Almeida
1626/07-7	Luiz Roberto Lucio
0294/03	Everaldo Eufrades
1658/03	Aldenor Vieira dos Santos
1740/03	Antonio Sebastião Lopes dos Santos
1096/03	Celso Garcia
1277/00	Clisterson Batista
0931/06-3	Derdebio Pansini Altero
1019/03	Diontsio Aparecido Fernandes
0929/03	Francisco de Assis Araujo
1383/03	João Donizete Brinati
1020/03	João Joaquim de Souza
0927/03	José Carlos Luvesuto
3224/01	José Lorenço da Silva
0489/05	José Roberto Torette
1781/03	Lucirio de Oliveira
1637/03-5	Manoel Ferreira dos Santos
1021/03	Marcelo Eugenio Anelli
2331/00	Marcos Antonio Sanches Mayoral
2212/05	Maria Luiza Felipe
2436/02	Mario Severino da Silva
1651/03	Osias da Silva Freitas
1639/03	Pedro Guilherme da Costa Neto
1650/03	Roberto Antonio Bueno
1638/03	Sebastião Antonio Barbosa
0993/05-4	Devanil Pereira Mendes + 5
1283/03	Marcos Souza Rocha
1395/07-3	Jean da Silva Casaes
0825/07-0	Nelson Soares
1498/06-2	Anderson Fonseca Silva
0824/03	Euridice de Souza
2229/03	Raimundo Nonato de Souza Martins
0443/05	Luis Carlos Gatti
2449/06-9	Adnir Esposto
1954/03	Jair de Oliveira
1087/06-9	Jorge Aparecido Hans
1445/06-3	José Antonio Maximo
0980/05-6	Pedro da Silva Ferreira
0098/04	Valdine dos Santos Carvalho
0290/04	Manoel Messias Silva Castro
0988/07-2	José Isidoro Pereira
3131/01	Thiago Alexandre Dias
1796/03-0	Paulo Sergio Pacheco
0624/05	Lourencio Antunes de Bem
1431/02	José Adriano Paschoalinoto
1608/02-6	Aderbilson Aparecido Damasceno
0848/05	Aparecide José da Silva

[SEALS]

0010/03	Carlos Alberto Dias dos Santos
1146/02	Cristiano Cardoso de Sa
1142/02	Francisco de Paula Modesto Passos
0343/03	José Antonio Braz
1351/02	José Cicero Tenorio Ferro
0262/05-0	José Donizete Luiz
1145/02-2	Odair Aparecido Firmino da Silva
0846/05	Pauto Celestino
1350/02	Pedro Nilson Garcia
1438/03	Ulririco Niz
2056/06-7	Eduardo Zucari
090/08	Aparecido Nunes do Nascimento
0910/05	Antonio Gama de Oliveira
2181/05	José Damiano de Almeida
0295/03	Antonio Aparecido Manoel
0988/03	Antonio Donizete Tezore
0430/03	Antonio Marcos Finhane Riva
0825/04-0	Aparecido Donízeti Carijo
0403/03	Carlos Vander Alves
0212/03	Claudinei Ferreira
0458/03	Daniel Marcos Tortorelli
0417/03	Daniel Rodrígues
0210/03	Fabio Rogerio Facco
0375/03	Geraldo Aparecido Hemenegildo
1748/03	José Benedito da Mota
1237/03	José Nilton Silva Leite
1452/03	Luiz Antonio Albino
1541/04	Luiz Carlos Alves
1374/04	Luiz Fernando Garcia Benedetti
1298/04	Marcio Henrique Roque
0513/03	Marcos Donizeti Brumasso
0211/03	Marildo Aparecido Correia Pinto
0237/03	Ozires Gomes Pereira
0195/03	Valdecir Alves
0451/03	Valdecir de Oliveira
0292/03	Valdecir Garcia
0417/03	Valdomiro Vítor Pereira
0179/04-6	Waldomiro Aparecido de Oliveira
1619/00	Antonio João de Farias
0573/00	Reginaldo Motta
0939/01	Elias Pereira de Andrade
0516/06	Antonio Jorge Teixeira de Moraes
1127/07-1	José Benedito Rios
1423/03-9	Agnaldo Santana Nascimento
1628/03-4	Almir Henrique Pereira
1354/03-3	Antonio Severino da Silva
1574/03-7	Antonio Valdi Mortarellí
1357/03-7	João Batista da Silva
1426/03-2	José Antonio da Silva
1429/03-6	José Edilson da Silva
1428/03-1	Luis Carlos da Silva
1583/03-8	Luis Claudio Costa
1353/03-9	Luiz Antonio Olivieri
1627/03-0	Luiz Frederico Ouini
1629/03-9	Manoel Florencio
1214/05-7	Maria Madalena Benetti Massari
1101/05-2	Milton José Gomes
1635/03-6	Pedro Bozati
1143/03-0	Regineldo de Oliveira Martins

[SEALS]

Anexos III

Bens, direitos e obrigações componentes da parcela do patrimônio da RIPASA a ser vertida para VCP e SUZANO

[SEALS]

11

Anexo III.A.

Imóveis

1.               HORTO FLORESTAL RIPASA I: com área de 156,50 ha., situado no Município, Distrito e Comarca de Agudos, Estado de São Paulo, matriculado sob nº 1.814, no Cartório de Registro de Imóveis de Agudos, cadastrado no INCRA sob nº 617.016.006.360-7 (Parque Florestal N. Sra. Penha).

2.               HORTO FLORESTAL RIPASA II e III: com área total de 105,5 ha., situado no Município e Comarca de Agudos, Estado de São Paulo, matriculado sob n°s 1.442 e 3.040 no Cartório de Registro de Imóveis de Agudos; cadastrado no INCRA sob nº 617.016.006.378-0 (Parque Florestal N. Sra. Penha)

3.               FAZENDA GLOBO (I e II): com área total de 2.594,52 ha., situada no Município e Comarca de Agudos, Estado de São Paulo, matriculada sob nº 5227 e 1881 no Cartório de Registro de Imóveis de Agudos, cadastrada no INCRA sob nº 617.016.002.356-7 (Parque Florestal N. Sra. Penha)

4.               FAZENDA MORRO DO FORNO (I, II e III): com área total de 1,212,51,22 ha., situada no Município e Comarca de Altinópolís, Estado de São Paulo, matriculada sob nºs 202, 203, 767 e 768 no Cartório de Registro de Imóveis de Altinópolís, cadastrada no INCRA sob nº 614.017.002.569-3 (Parque Florestal Santa Genoveva).

5.               FAZENDA SANTA THEREZINHA: com área de 493,00 ha., situada no Município e Comarca de Angatuba, Estado de São Paulo, matriculada sob nº 6810 no Cartório de Registro de Imóveis de Angatuba, cadastrada no INCRA sob nº 636.010.327.441-7 (Parque Florestal Guarujá).

6.               FAZENDA RETIRO CHIBARRO: com área total de 688,006 ha., situada na Comarca de Araraquara, Estado de São Paulo, matriculada sob nº 56228 no 1º Cartório de Registro de Imóveis de Araraquara; Cadastrada no INCRA sob nº 642.045.018,198-7 (Parque Florestal Fortaleza)

7.               SÍTIO RETIRO SÃO JOSÉ: com área de 257,31,86 ha., situado no Distrito de Araraquara, Estado de São Paulo, matriculado sob nº 56.227, no 1º Cartório de Registro de Imóveis de Araraquara, cadastrada no INCRA sob nº 642.045.018.112-0 (Parque Florestal Fortaleza)

8.               FAZENDA BOM RETIRO: com área de 1.223,19 ha., situada no Distrito e Município de Américo Brasiliense, Comarca de Araraquara, Estado de São Paulo, matriculada sob nº 8.512 no 2º Cartório de Registro de Imóveis de Araraquara, cadastrada no INCRA sob nº 642.045.018.155-3 (Parque Florestal Fortaleza)

9.               FAZENDA PRIMAVERA: com área total de 489,64 ha, situada parte no Distrito e Município de Américo Brasiliense, Comarca de Araraquara e parte no Distrito de Água Vermelha, Município e Comarca de São Carlos, Estado de São Paulo, matriculada sob nº 8.513 no 2º Cartório de Registro de Imóveis de Araraquara e sob nº 49.730 no Cartório de Registro de Imóveis de São Carlos, cadastrada no INCRA sob nº 642.096.011.606-3 (Parque Florestal Fortaleza)

10.         FAZENDA PALMITAL: com área total de 450.73 ha., situada no Município e Comarca de Avarè, Estado de São Paulo, matriculada sob nº 2.835, 2.996, 9.158 e 14.089 no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.324,566-0. (Parque Florestal Guarujá)

11.         FAZENDA BEIRA RIO: com área total de 323,67 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nºs 24.035, 30.349 e 30.350 no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.314.331-0. (Parque Florestal Guarujá)

12.         FAZENDA LIMEIRA II: com área de 81,95 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 13,990 no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.314.382-4. (Parque Florestal Guarujá)

13.         FAZENDA LIMEIRA I: com área total de 968,82 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nºs 3.985, 9.528, 9.529, 4.792, 4.793, 4.794 e 4.795, no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.314.340-9. (Parque Florestal Guarujá)

14.         FAZENDA CEREJEIRA: com área de 127,46 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 13.027 no Cartório de Registro de Imóveis de Avaré; cadastrada no INCRA sob nº 629.049.006.300-5 (Parque Florestal Guarujá)

15.         FAZENDA CEDRO: com área de 206,93 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 8,240 no Cartório de Registro de Imóveis de Avaré; cadastrada no INCRA sob nº 629.049.008.702-8. (Parque Florestal Guarujá)

16.         FAZENDA GUARUJÁ: com área aproximada de 2.155,56,84 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 2.523 no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.003.158-8 (Parque Florestal Guarujá)

17.         FAZENDA GUARUJÁ II: com área de 84,70 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 9.882 no Cartório de Registro de Imóveis de Avaré; cadastrada no INCRA sob nº 629.049.006.335-8 (Parque Florestal Guarujá)

[SEALS]

18.         FAZENDA GUARUJÁ III: com área de 84,70 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 9.881 no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.006.343-9 (Parque Florestal Guarujá)

19.         FAZENDA GUARUJÁ IV: com área de 84,70 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 9.880 no Cartório de Registro de Imóveis de Avaré; cadastrada no INCRA sob nº 629.049.006.360-9 (Parque Florestal Guarujá)

20.         FAZENDA GUARUJÁ V: com área de 225,89 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 6.058 no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.417.726-9 (Parque Florestal Guarujá)

21.         FAZENDA OURO BRANCO: com área de 484 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob nº 6059 no Cartório de Registro de Imóveis de Avaré, cadastrada no INCRA sob nº 629.049.315.095-2 (Parque Florestal Guarujá)

22.         FAZENDA REGINA: com área de 758,29 ha., situada no Município de Itatinga, Comarca de Botucatu, Estado de São Paulo, matriculada sob nº 11.248 no 1º Cartório de Registro de Imóveis de Botucatu, cadastrada no INCRA sob n° 629.111.003.514-0 (Parque Florestal Guarujá)

23.         FAZENDA EMBAUBA: com área de aproximadamente 989,78 ha., situada no Distrito de Vitoriana, Município de Botucatu, Estado de São Paulo, matriculada sob n° 828, no 2º Cartório de Registro de Imóveis de Botucatu; cadastrada no INCRA sob nº 629.065.004.472-0 (Parque florestal Guarujá)

24.         FAZENDA CALIFÓRNIA: com área de 429,66 ha., situada no Município de Botucatu, Estado de São Paulo, matriculada sob nº 16581 no 2º Cartório de Registro de Imóveis de Botucatu, cadastrada no INCRA sob n° 629.065.008.524-8 (Parque Florestal Guarujá)

25.         FAZENDA GOIABAL: com área de 484,00 ha, situada no Município e Comarca de Brotas, Estado de São Paulo, matriculada sob nº 5.232 no Cartório de Registro de Imóveis de Brotas, cadastrada no INCRA sob nº 623.032.276.936-6 (Parque Florestal Saligna).

26.         FAZENDA SALIGNA: com área total de 1.004,09 ha., situada no Município e Comarca de Brotas, Estado de São Paulo, matriculada sob nº 5.233 e 5.234 no Cartório de Registro de Imóveis de Brotas, cadastrada no INCRA sob nº 623.032.276.952-8 (Parque Florestal Saligna).

27.         FAZENDA SAPOTI: com área total de 1.604,39 ha., situada no Município e Comarca de Brotas, Estado de São Paulo, matriculada sob nºs 5.235 e 5.236 no Cartório de Registro de Imóveis de Brotas, cadastrada no INCRA sob nº 623.032.276.944-7 (Parque Florestal Saligna)

28.         FAZENDA IDEAL: com área total de 1.057,50 ha., situada parte no Município e Comarca de Lençóis Paulista e parle no Município e Comarca de Cerqueira Cesar, Estado de São Paulo, matriculada sob nº 242 no Cartório de Registro de Imóveis de Cerqueira Cesar e sob nº 1.323, 1.324 e 1.325 no Cartório de Registro de Imóveis de Lençóis Paulista, cadastrada no INCRA sob n° 617.156.663.875-5 (Parque Florestal N. Sra. Penha).

29.         FAZENDA TAQUARI: com área de 506,02 ha., situada no Município de Ribeirão Branco, Comarca de Itapeva, Estado de São Paulo, matriculada sob n° 11.999 no Cartório de Registro de Imóveis de Itapeva, cadastrada no INCRA sob nº 637.068.274.755-6 (Parque Florestal Ibiti).

30.         FAZENDA IBITÍ: com área de 11.144,00 ha., situada no Município e Comarca de Itararé, Estado de São Paulo, matriculada sob nº 7.453 no Cartório de Registro de Imóveis de Itararé, cadastrada no INCRA sob nº 636.096.276.154-0 (Parque Florestal Ibiti).

31.         FAZENDA SANTA ISABEL DO CAPÃO ALTO: com área total de 5.833,48 ha., situada no Município e Comarca de Itararé, Estado de São Paulo, matriculada sob n° 8552 e 8892 no Cartório de Registro de Imóveis de Itararé, cadastrada no INCRA sob nº 636.096.014.230-4 (Parque Florestal Ibiti).

32.         FAZENDA SANTA FÉ: com área de 560,57 ha., situada no Município de Bocaiana, Comarca de Jaú, Estado de São Paulo, matriculada sob nº 927 no Cartório de Registro de Imóveis de Jaú; cadastrada no INCRA sob nº 622.036.002.674-6 (Parque Florestal Flecha Azul)

33.         FAZENDA SANTA MARIA DO CURRALINHO: com área de 400,17 ha., situada no Município de Bocaina. Comarca de Jaú, Estado de São Paulo, matriculada sob n° 928 no Cartório de Registro de Imóveis de Jaú; cadastrada no INCRA sob nº 622.036.002.313-5 (Parque Florestal Flecha Azul)

34.         FAZENDA ALVORADA: com área de 214,09 ha., situada no Município e Comarca de Lençóis Paulista, Estado de São Paulo, matriculada sob nº 4,234 no Cartório de Registro de Imóveis de Lençóis Paulista, cadastrada no INCRA sob nº 617.156.324.884-0 (Parque Florestal N. Sra. Penha)

35.         FAZENDA TURVO I: com área de 484,00 ha., situada no Município e Comarca de Lençóis Paulista, Estado de São Paulo, matriculada sob n° 4,404 no Cartório de Registro de Imóveis de Lençóis Paulista, cadastrada no INCRA sob nº 617.156,335.290-7 (Parque Florestal N. Sra. Penha)

[SEALS]

36.         FAZENDA TURVO II: com área de 217,80 ha., situada no Município e Comarca de Lençóis Paulista, Estado de São Paulo, matriculada sob nº 3.153 no Cartório de Registro de Imóveis de Lençóis Paulista. cadastrada no INCRA sob nº 617.156.261.980-2 (Parque Florestal N. Sra. Penha)

37.         FAZENDA MARIA CRISTINA: com área total de 220,22 ha., situada na Comarca de Lençóis Paulista, Estado de São Paulo, composta de duas glebas: a) uma parte ideal correspondente a metade de um imóvel rural com 101,64 ha, matriculada sob nº 1.596 no Cartório de Registro de Imóveis de Lençóis Paulista e b) uma área de 169,4 ha. objeto de escritura de cessão de direitos possessórios, cadastrada no INCRA sob nº 617.156.010.782-0 (Parque Florestal N. Sra. Penha)

38.         FAZENDA TURVO III: com área total de 726,84 ha., situada no Município e Comarca de Lençóis Paulista, Estado de São Paulo, matriculada sob nºs 1948, 1949, 1950.2973 e 6194 no Cartório de Registro de Imóveis de Lençóis Paulista, cadastrada no INCRA sob nº 617.156.254.614-7 (Parque Florestal N. Sra. Penha)

39.         FAZENDA NOSSA SENHORA DA PENHA: com área de 2.783,0 ha., situada no Distrito, Município e Comarca de Lençóis Paulista, Estado de São Paulo, matriculada sob nº 1.265 no Cartório de Registro de Imóveis de Lençóis Paulista; cadastrada no INCRA sob nº 617.156.275.379-7 (Parque Florestal N. Sra. Penha)

40.         FAZENDA SOBERANO: com área de 943,80 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito, Estado de São Paulo, matricula sob nº 639 no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastrada no INCRA sob n° 618.039.291.161-8, pela área maior de 6.861,4 ha. (Parque Florestal Flecha Azul)

41.         FAZENDA DOIS IRMÃOS: com área total de 946,58 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito, Estado de São Paulo, matriculada sob n°s 261, 262 e 5231 no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastrada no INCRA sob nº 642.096.011.649-7 pela área maior de 6.861,4 ha. (Parque Florestal Flecha Azul)

42.         FAZENDA FORQUILHA: com área de 504,57 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito, Estado de São Paulo, matriculada sob n° 670, no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastrada no INCRA sob n° 642.096.011.681-0, pela área maior de 6.861,4 ha. (Parque Florestal Flecha Azul)

43.         FAZENDA FLECHINHA: com área de 343,64 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito, Estado de São Paulo, matriculada sob n° 484 no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastrada no INCRA sob n° 618.039.329.282-2 (Parque Florestal Flecha Azul)

44.         FAZENDA FLECHA AZUL III e IV: com área total de 1.708,71 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito, Estado de São Paulo, matriculada sob n° 485 no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastradas no INCRA sob n°s 642.096.011.800-7 e 642.096.011.762-0, respectivamente (Parque Florestal Flecha Azul)

45.         FAZENDA FLECHA AZUL (Quinhão 7): com área de 284,16 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito. Estado de São Paulo, matriculada sob n° 486 no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastrada no INCRA sob n° 642.096.011.720-5 (Parque Florestal Flecha Azul)

46.         FAZENDA FLECHA AZUL (Quinhão 8): com área de 284,49 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito, Estado de São Paulo, matriculada sob n° 487 no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastrada no INCRA sob n 642.096.011.720-5 (Parque Florestal Flecha Azul)

47.         FAZENDA FLECHA AZUL (Quinhão 9): com área de 2.116,05 ha., situada no Município de Boa Esperança do Sul, Comarca de Ribeirão Bonito, Estado de São Paulo, matriculada sob nº 463 no Cartório de Registro de Imóveis de Ribeirão Bonito: cadastrada no INCRA sob nº 642.045.018.074-3 pela área maior de 6.861,4 ha. (Parque Florestal Flecha Azul)

48.         SlTIO SANTO ANTONIO; com área de 73,07 ha., situada no Município de Boa Esperança do Sul. Comarca de Ribeirão Bonito, Estado de São Paulo, matriculada sob nº 1009 no Cartório de Registro de Imóveis de Ribeirão Bonito, cadastrada no INCRA sob n° 642.096.011.754-0 (Parque Florestal Flecha Azul)

49.         FAZENDA MORRO GRANDE: com área de 135,52 ha., situada no Município de Corumbatai, Comarca de Rio Claro, Estado de São Paulo, matriculada sob n° 18.320 no 1° Cartório de Registro de Imóveis de Rio Claro; cadastrada no INCRA sob n° 623.040.275.476-9 (Parque Florestal Saligna)

50.         FAZENDA MORRO PEQUENO: com área de 27,83 ha., situada no Município de Corumbatai, da Comarca de Rio Claro, Estado de São Paulo, matriculada sob nº 18.321 no 1º Cartório de Registro de Imóveis de Rio Claro; cadastrada no INCRA sob nº 623 040.275.417-3 (Parque Florestal Saligna)

[SEALS]

51.         FAZENDA SIRIEMA: com área de 2.202,07 ha., situada no Município de Itirapina, Estado de São Paulo, matriculada sob n°s 20.966. 20.967 e 20.968 no 2º Cartório de Registro de Imóveis de Rio Claro, cadastrada no INCRA sob n° 623.067.432.547-6 (Parque Florestal Saligna)

52.         FAZENDA SINIMBU: com área total de 983,18 ha., situada no Distrito e Município de Itirapina, Comarca de Rio Claro, Estado de Sào Paulo, matriculada sob n°s 20.969, 20.970, 20.971, 20.972, 20.973, 20.974, 20.975 e 20.976, no 2º Cartório de Registro de Imóvels de Rio Claro, cadastrada no INCRA sob n° 623.067.276.928-8 (Parque Florestal Saligna)

53.         FAZENDA FORTALEZA: com área de 3.000,10 ha., situada na Comarca de São Carlos, Estado de São Paulo, matriculada sob n° 41.181 no Cartório de Registro de Imóveis de São Carlos, cadastrada no INCRA sob n° 618.080.663.905-2 pela área maior de 5.658 ha. (Parque Florestal Fortaleza)

54.         FAZENDA SUCURI: com área de 1.222,61 ha., situada no Município e Comarca de São Simão, Estado de São Paulo, matriculada sob n° 1.825 no Cartório de Registro de Imóveis de São Simão, cadastrada no INCRA sob n° 613.126.001.694-5, pela área malor de 1.932,00 ha. (Parque Florestal Santa Genoveva)

55.         FAZENDA SANTA RITA DAS ÁGUAS CLARAS: com área de 685,99,74 ha., situada no Município e Comarca de São Simão, Estado de São Paulo, matriculada sob n° 1.826 no Cartório de Registro de Imóveis de São Simão, cadastrada no INCRA sob n° 613.126.001.694-5 pela área malor de 1.932,00 ha. (Parque Florestal Santa Genoveva)

56.         FAZENDA FLOR DO IPÊ: com área de 18,997 ha., situada no Município e Comarca de São Simão, Estado de São Paulo, matriculada sob n° 1.827 no Cartório de Registro de Imóveis de São Simão, cadastrada no INCRA sob n° 613.126.001.694-5 pela área maior de 1.932,0 ha. (Parque Florestal Santa Genoveva)

57.         FAZENDA FAVEIRAL: com área de 4,42,86 ha., situada no Município e Comarca de São Simão, Estado de São Paulo, matriculada sob n° 1.828 no Cartório de Registro de Imóveis de São Simão, cadastrada no INCRA sob n° 613.126.001.694-5 pela área maior de 1.932,0 ha. (Parque Florestal Santa Genoveva).

58.         FAZENDA SANTA GENOVEVA: com área total de 1.030,07 ha, situada no Município e Comarca de São Simão, Estado de São Paulo, matriculada sob n°s 1.597 e 1.598 no Cartório de Registro de Imóveis de São Simão, cadastrada no INCRA sob n° 613.126.002.496-4 (Parque Florestal Santa Genoveva)

59.         FAZENDA ESPADILHA: com área de 677,60 ha., situada no Município e Comarca de Agudos, Estado de São Paulo, matriculada sob nº 7433 no Oficial de Registro de Imóveis de Agudos, cadastrada no INCRA sob n° 617.016.005.738-0 (Parque Florestal N. Sra Penha)

60.         FAZENDA SÀO SEBASTIÃO: com área total de 292.80 ha., situada no Município e Comarca de Botucatu, Estado de São Paulo, matriculada sob n°s 5.658 e 5.598 no 2° Oficial de Registro de Imóveis de Botucatu, cadastrada no INCRA sob n° 629.065.012.840-0 (Parque Florestal Anhembi)

61.         FAZENDA SANTA ANGELA: com área total de 421,254 ha., situada no Município e Comarca de Botucatu, Estado de São Paulo, matriculada sob n° 4.892, 12.409 e 12.402 no 2º Oficial de Registro de Imóveis de Botucatu, cadastrada no INCRA sob n°s 629.065.283.657-7 e 629.065.011.274-1 (Parque Florestal Anhembi)

62.         FAZENDA SÃO JOÃO DO BOM RETIRO: com área de 954,64 ha., situada no Município e Comarca de Botucatu, Estado de São Paulo, matriculada sob n° 446 e 12.028 no 2º Oficial de Registro de Imóveis de Botucatu, cadastrada no INCRA sob n°s 629.065.000.620-8 e 629.065.361.631-7 (Composta: Fazenda São João do Bom Retiro e Faz. São Lourenço) (Parque Florestal Anhembi)

63.         FAZENDA DESCALVADO: com área de 2.647,48 ha., situada no Município de Conchas e Comarca de Conchas e Piracicaba, Estado de São Paulo, matriculadas sob n°s: 10.213, 2.789, 738, 491, 4227, 4228, 7595, 289, 9973 no Oficial Registro de Imóveis de Conchas e matriculada sob n° 1710 no Oficial de Registro de Imóveis de Piracicaba, cadastradas no INCRA sob n°s 629.014.693.693-8, 629.104.002.003-6, 624.098.019.305-8. 624.098.019.313-9, 630.055.687.375-0, 630.055.010.812-2. 629.014.003.565-3 e 629.014.001.996-8. (Composta: Faz. Três Pinheiros. Sítio Descalvado, Faz. Vale Verde, Ribeirão do Descalvado, Sitio Quinhão B1, Sítio Quinhão B2, Faz. Ribeirão do Pinga, Faz. Do Pinga), (Parque Florestal Anhembi)

64.         FAZENDA HORTO FLORESTAL CAVALINHO: com área total de 177 ha., situada no Município de Guarel, Comarca de Tatuí, Estado de São Paulo, matriculada sob n° 56.349, no Oficial de Registro de Imóveis de Tatuí, cadastrada no INCRA sob n° 636.045.324.132-5. (Parque Florestal Guarujá).

65.         FAZENDA QUERÊNCIA: com área de 2.178 ha., situada no Município e Comarca de Agudos, Estado de São Paulo, matriculada sob n°s 5463,1505, 5338, 5462, 6462 e 9922, no Oficial de Registro de Imóveis de Agudos, cadastrada no INCRA sob n°s 617.016.304.735-1 e 617.016.304.743-2.   (Composta:  Faz. Querência, Faz. Retiro e Faz. São Domingos).(Parque Florestal N. Sra Penha).

66.         FAZENDA SANTO ANTÔNIO DAS CORUJAS: com área de 550,800 ha., situada no Município e Comarca de Angatuba, Estado de São Paulo, matriculates sob n°s: 7987, 7988, 264, 265, 585 e 55 no

[SEALS]

Oficial de Registro de Imóveis de Angatuba, cadastrada no INCRA sob n° 636.010.324.914-5. (Parque Florestal Guarujá).

67.         FAZENDA HORTO FLORESTAL FERTIPLAN: com área de 254 ha., situada no Município de Guareí. Comarca de Tatui, Estado de São Paulo, matriculada sob n° 4238, no Oficial de Registro de Imóveis de Tatuí, cadastrada no INCRA sob n° 636.045.296.449-8 (Parque Florestal Guarujá).

68.         FAZENDA ECHAPORÃ: com área de 787,45 ha., situada no Município e Comarca de Capão Bonito, Estado de São Paulo, matriculada sob n°s: 14.479, 14.480 e 14.481, no Oficial de Registro de Imóveis de Capão Bonito, cadastrada no INCRA sob n° 637.017.014.389-6 (Parque Florestal Ibití).

69.         FAZENDA SÃO JOSÉ DAS ESCARAMUCHAS: com área de 204,66 ha., situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob n° 56.383 e 56.384, no Oficial Registro de Imóveis de Avaré, cadastrada no INCRA sob n° 629.049.002.607-0 (Parque Florestal Guarujá).

70.         FAZENDA CARAGUATÂ (GLEBAS 4 e 5): com área total de 99,51,04 ha., situada no Município e Comarca de Lençóis Paulista, Estado de São Paulo, matriculadas sob n°s 3475 e 862, no Oficial Registro de Imóveis de Lençóis Paulista, cadastrada no INCRA sob n° 617.156.007.374-8 e 617.156.004.472-1 (Parque Florestal N. Sra Penha)

71.         ESTÂNCIA SÃO JUDA TADEU; com área de 81,30 ha, situada no Município e Comarca de Avaré, Estado de São Paulo, matriculada sob n°s 56.591, 50.124 e 50.700, no Oficial Registro de Imóveis de Avaré, cadastrada no INCRA sob n° 610.151.030.503-8 (Parque Florestal Guarujá)

72.         FAZENDA DAISY: com área de 463,18 ha. (correspondente a 22,2042% da área total de 2.086,04 ha), situada no Município e Comarca de Angatuba, Estado de São Paulo, matriculada sob n° 824, no Oficial de Registro de Imóveis de Angatuba, cadastrada no INCRA sob n° 636.010.005.339-8 (Parque Florestal Guarujá)

73.         FAZENDA CÉU (área remanescente Faz. Daisy): com área de 116,70 ha. (correspondente a 5,5947% da área total de 2.086,04 ha.), situada no Município eComarca de Angatuba, Estado de São Paulo, matriculada sob n° 824, no Oficial de Registro de Imóveis de Angatuba, cadastrada 636.010.005.339-8. (Parque Florestal Guarujá)

74.         FAZENDA ELDORADO: com área total de 255,5928 ha., situada no Município e Comarca de Angatuba, Estado de São Paulo, sendo 196.8048 há. Matriculada sob n°s 4553, 4334, 4980, 3551 e 2045 no Oficial de Registro de Imóveis de Angatuba, 41,1405 ha. decorrentes da escritura de Cessão e Transferência de Direitos Possessórios e 17,6584 ha. decorrentes da escritura de Cessão de Direitos de Meação Hereditários lavradas no 21º Tabelião de Notas de São Paulo, cadastrada no INCRA sob n°s 636.010.001.864-9, 636.010.001.597-6, 636.010.007.013-6, 636.010.008.788-8 (Parque Florestal Guarujá)

75.         FAZENDA NOVO ESTILO: com área de 871,20 ha., situada nos Municípios e Comarcas de Duartina e Paulistânia, Estado de São Paulo, matriculada sob os n°s 990 e 991 no Registro de Imóveis de Agudos e 7.887, 7.888, 7.889, 7.890, 7.891 e 7.892 no Registro de Imóveis de Duartina, cadastrada no INCRA sob n° 617.067.685.739-1 (Parque Florestal N. Sra Penha)

76.         FAZENDA CAPUAVINHA: com área de 102,0046 ha, situada no Município e Comarca de Angatuba, Estado de São Paulo, matriculada sob n° 2.857, 3.782 e 3.211, no Oficial Registro de Imóveis de Angatuba, cadastrada no INCRA sob n° 637.084.015.768-0 (Parque Florestal Guarujá)

77.         FAZENDA SÂO RAFAEL: com área de 964,42 ha., situada no Município de Buri e Comarca de Itapeva, Estado de São Paulo, matriculada sob n° 19.477, no Registro de Imóveis de Itapeva, cadastrada no INCRA sob n° 636.037.003.395-0 (Parque Florestal Ibití)

78.         SÍTIO PACCOLA: com área de 119,1178 ha., situada no Município e Comarca de Lançóis Paulista, Estado de São Paulo, matriculada sob n° 1.217 e 10.733, no Cartório de Registro de Imóveis de Lençóis Paulista, cadastrada no INCRA sob n°617.156.001.996. (Parque Florestal N. Sra Penha)

79.         FAZENDA COCO DOCE: com área de 1.773,5569 ha., situada no Município de Avai e Comarca de Bauru, Estado de São Paulo, matriculada sob n°s 81.704 e 78.099 no 1° Oficial Registro de Imóveis de Bauru e matriculada sob n° 17.574 no Oficial Registro de Imóveis de Garça, cadastrada no INCRA sob n° 617.032.002.291-0 (Parque Florestal N. Sra Penha)

80.         FAZENDA NOSSA SENHORA APARECIDA: com área de 121,00 ha., situada no Município e Comarca de Agudos, Estado de São Paulo, matriculada sob n° 48, no Oficial Registro de Imóveis de Agudos, cadastrada no INCRA sob n° 617.016.002.100-9 (Parque Florestal N. Sra Penha)

81.         FAZENDA MONJOLINHO: com área de 617,83 ha., situada no Município de Itirapina e Comarca de Rio Claro, Estado de São Paulo, matriculada sob n°s 429, 7.344 e 20.347 no 2º Oficial Registro de Imóveis de Rio Claro, cadastrada no INCRA sob n° 623.067.001.236-8 (Parque Florestal Saligna)

82.         SÍTIO ALVORADA: com área de 73,22 ha., situada no Município de Paranapanema e Comarca de Avaré, Estado de São Paulo, matriculado sob n°s 1417, 35.835, 6.874, 9.827 no Oficial de Registro de Imóveis de

[SEALS]

Avaré.     cadastrado  no   INCRA sob  n°s  629.120.000.442-2.   629.120.002.712-0.   629.120.001.376-6, 629.120.581.992-0 (Parque Florestal Guarujá)

83.         SÍTIO CORTE: com área de 53,30 ha, situado no Município e Comarca de Agudos, Estado de São Paulo. matriculado sob n°s 7338, 7214, 1201 no Oficial de Registro de Imóveis de Agudos, cadastrado no INCRA sob n° 617.016.006.416-6 (Parque Florestal N. Sra Penha)

84.         FAZENDA CARANGOLA: com área de 562,65 ha., situada no Município e Comarca de Anhembi. Estado de São Paulo, matriculada sob n°s 1.224, 1.225, 1.226, 1.227, 1.228, 1.231, 2814 e 9.664 no Oficial de Registro de Imóveis de Conchas, cadastrada no INCRA sob n° 629.014.000.302-6 (Parque Florestal Anhembi)

85.         Terreno situado no Município e distrito de Limeira, Bairro do Lageado s/n, Estado de São Paulo, com área 1.150.042,92 m2, matriculado sob o n° 8958, cartório de registro de Imóveis de Limeira.

86.         Sítio Lageado, situado no Município e distrito de Limeira, Bairro do Lageado s/n, Estado de São Paulo, com área 17,75 há, matriculado sob o n° 14902 e 18125, incra 641100064080 e 6241104497330, cartório de registro de Imóveis de Limeira.

90.         Sitio Ric, situado no Município e distrito de Limeira, Bairro do Lageado s/n, Estado de São Paulo, com área 11,25 ha, matriculado sob o n° 5550, incra 6241100088508, cartório de registro de Imóveis de Limeira.

91.         Sítio Lageado II, situado no Município e distrito de Limeira, Bairro do Lageado s/n, Estado de São Paulo, com área 14,31 há, matriculado sob o n° 5536, incra 6241100209232, cartório de registro de Imóveis de Limeira.

92.         Sítio Santa Rosa, situado no Município e distrito de Limeira, Bairro do Lageado s/n, Estado de São Paulo, com área 6,90 há, matriculado sob o n° 5308 e 4737, Nirf 3.365.504-9 e 3.365.511-1, cartório de registro de Imóveis de Limeira.

93.         Sítio Abdalla, situado no Município e distrito de Limeira, Bairro do Lageado s/n, Estado de São Paulo, com área 76,847 há, matriculado sob o n° 3491, incra 624110.493716-0, cartório de registro de Imóveis de Limeira.

94.         FAZENDA SANTA REGINA: com área de 484,00 ha., situada no Município de Bofete e Comarca de Conchas, Estado de São Paulo, matriculada sob n° 1.008 no Oficial de Registro de Imóveis de Conchas, cadastrada no INCRA sob n° 629.057,002.623-2.

95.         FAZENDA SANTA ISABEL: com área de 379,72 ha., situada no Município de Anhembi, Comarca de Conchas, Estado de São Paulo, matriculada sob o n.°s 4.145, 2.289, 4.153. 1.556, 5.272, 5.273 e 5.274, no Cartório de Registro de Imóveis de Conchas, cadastrada no INCRA sob o n° 629.014.004.286-2.

96.         FAZENDA SANTA REGINA II: com área de 28,20ha, situada no Município de Bofete, Comarca de Conchas, matriculada sob o n° 4.567 no Cartório de Registro de Imóveis de Conchas, cadastrada no INCRA sob o n° 629.057.004.197-5

[SEALS]

Anexo III.B.

Contratos Financeiros (Moeda Estrangeira)

Contrato	Banco	Tipo
KFW - Bielomatik - 01/07/02 - 9859	KFW	Importação Financiada
KFW - Bielomatik - 31/05/02 - 9859	KFW	Importação Financiada
KFW - Voith - 09/07/02 - 9860	KFW	Importação Financiada
KFW - Voith - 24/07/02 - 9860	KFW	Importação Financiada
KFW - Voith - 30/08/02 - 9860 -349/350	KFW	Importação Financiada
Nordea - A - Metso -19/06/02 290/01	NORDEA	Importação Financiada
Nordea - A - Metso - 03/06/02 290/01	NORDEA	Importação Financiada
Nordea - A - Valmet -10/10/02 - 290/01	NORDEA	Importação Financiada
Nordea - A - Valmet -19/04/02 290/01	NORDEA	Importação Financiada
Nordea - A - Valmet - 31/05/02 290/01	NORDEA	Importação Financiada
Nordea - B - ABB - 09/10/02 345/01	NORDEA	Importação Financiada
Nordea - B - ABB -13/06/02 342/3/4-01	NORDEA	Importação Financiada
Nordea - B - ABB -16/09/02 345/01	NORDEA	Importação Financiada
Nordea - B - ABB - 19/06/02 - 346-406	NORDEA	Importação Financiada
Nordea - C - Andritz -19/06/02 387/01	NORDEA	Importação Financiada
Nordea - C - Andritz - 05/08/02 - 387/01	NORDEA	Importação Financiada
Nordea - Kvaemer - 03/10/02-006/02	NORDEA	Importação Financiada
Nordea - Kvaemer - 03/06/02 279-280/01	NORDEA	Importação Financiada
Nordea - Kvaemer -19/06/02 - 279/01	NORDEA	Importação Financiada
Nordea - Kvaemer - 27/08/02 - 006/02	NORDEA	Importação Financiada
Nordea - Kvaemer - 31/05/02 - 279/01	NORDEA	Importação Financiada
Nordea - Kvaemer -01/11/02 - 006/02	NORDEA	Importação Financiada
Nordea - Kvaemer -04/12/02 - 006/02	NORDEA	Importação Financiada
Nordea - Kvaemer -14/11/02- 006/02	NORDEA	Importação Financiada
Nordea - Kvaemer -25/09/02 280-006/02	NORDEA	Importação Financiada

[SEALS]

Anexo III.C.

Contratos Financeiros (Moeda Nacional)

Contrato	Banco	Tipo
BNDES 01.232.411/016 - Sub A	BNDES	BNDES-EXPANSÃO
BNDES 01.232.411/024 - Sub B	BNDES	BNDES-EXPANSÃO
BNDES 01.232.411/032 - Sub C	BNDES	BNDES-EXPANSÃO
BNDES 01.232.411/040 - Sub D	BNDES	BNDES-EXPANS
BNDES 02.287.211/017 - Sub A - Suplem		BNDES SUPL - EXPANSÃO
BNDES 02.287.211/025 - Sub B - Suplem	BNDES	BNDES SUPL - EXPANS
Safra 35.297-7	SAFRA	FINAME
Safra 35.409-0	SAFRA	FINAME
Unibanco 01.232.511/010 - A 10/669731-2	UNIBANCO	UNIBANCO - EXPANSÃO
Unibanco 01.232.511/029 - B 10/669731-2	UNIBANCO	UNIBANCO - EXPANSÃO
Unibanco 01.232.511/037-C 10/669731-2	UNIBANCO	UNIBANCO - EXPANSÃO
Unibanco 02.287.341/026 - B 10/278956-8S	UNIBANCO	UNIBANCO - SUPL EXP
Unibanco 18/285.521-1 - A-10/278956-8	UNIBANCO	UNIBANCO - SUPL EXP
OPERAÇÃO DE COMPROR	ITAU

[SEALS]

Anexo III.D.

Ações Judiciais/ Administrativas

A. Processos Tributários

Item	Tipo de Açaon N Processo Tributanos	Vincuto	Parte	Tributo

1	Auto de Infração 10880.021162/95-66	Relacionado à Medida Cautelar n° 91.66678-5/017	CIA Santista de Papel (Autuada)	PIS

2

Mandado de Segurança 1999.61.00.017323-7 (PA 13807.002960/99-11) (PA 19515.003114/2005-5) (PA 19515.003115/2005-05) (PA 19515.003113/2005-16) (MC 2004.03.00.020769-2) (RESP 692983) (MC 9395/STJ) (RE 525711 (AC 665-1/STF)

Afastar o recolhimento, nos termos da Lei 9718/98, de: a) PIS, no tocante ao alargamento da base de cálculo; b) COFINS, no tocante ao alargamento da base de cálculo; c) COFINS, no tocante â majoração da alíquota.

			Ripasa S/A Celulose e Papel (Impetrante)	PIS/ COFINS

3	Mandado de Segurança 1999.61.00.017324-9 (PA 19515.003120/2005-18) (PA 19515.003118/2005-31) (RE 541.692-SP)

Afastar o recolhimento, nos termos da Lei 9718/98, de; a) PIS, no tocante ao alargamento da base de cálculo; b) COFINS, no tocante ao alargamento da base de cálculo; c) COFINS, no tocante à majoração da alíquota.

			Companhia Santista de Papel (Impetrante)	PIS/COFINS

4	Mandado de Segurança 1999.61.00.017325-0 (PA 13807.002912/99-78) (PA19515.000905/2006-10) (PA13808.000573/2002.60) (PA19515.000906/2006-51) (PA13808.000570/2002-26) (AC 1.157-4/STF)(RE 540.623)

Afastar o recolhimento, nos termos da Lei 9718/98, de: a) PIS, no tocante ao alargamento da base de cálculo; b) COFINS, no tocante ao alargamento da base de cálculo; c) COFINS, no tocante à majoração da alíquota.

			Rilisa Trading S/A (Impetrante)	PIS/COFINS

5	Mandado de Segurança 1999.61.00.017326-2 (PA 19515.003117/2005-96) (PA 19515.003119/2005-85) (PA 13807.011567/00-88) (RESP 916.448) (AC 1518) (RE 545.506)

Afastar o recolhimento, nos termos da Lei 9718/98, de: a) PIS, no tocante ao alargamento da base de cálculo; b) COFINS, no tocante ao alargamento da base de cálculo; c) COFINS, no tocante à majoração da alíquota.

			Limeira S/A Indústria de Papel e Cartolina (Impetrante)	PIS/COFINS

6	Auto de Infração 138O8.0O057O/2002-2E	Relacionado ao Mandado de Segurança 1999.61.00.17325-0.	Rilisa Trading S/A (Autuada)	PIS

7	Auto de Infração de DCTF	Auto de infração de PIS lavrado em 24/06/2003, sob a alegaçáo de (i)	Ripasa S/A Celulose e Papel	PIS

[SEALS]

19679.007153/2003-94

falta de recolhimento desta contribuição no mês de março/1998; e (ii) falta de recolhimento da multa de mora supostamente Incidente sobre débito de PIS do mês de dezembro/1998 recolhido em atraso, com o acréscimo de juros de mora, sob a proteção do instituto da denúncia espontânea.

(Autuada)

8	Auto de Infração de DCTF 19679.007156/2003-28

Auto de infração de PIS lavrado em 24/06/2003, sob a alegação de (i) falta de recolhimento desta contribuição no mês de setembro/1998; e (ii) falta de recolhimento da multa de mora supostamente incidente sobre débito de PIS do mês de dezembro/1998 recolhido em atraso, com o acréscimo de juros de mora, sob a proteção do instituto da denúncia espontânea.

			Rilisa Ltda. (Autuada)	PIS

9	Auto de Infração 19515.003114/2005-52	Relacionado ao Mandado de Segurança 1999.61.00.017323-7	Ripasa S/A Celulose e Papel (Autuada)	PIS

10	Auto de Infração 19515.003117/2005-96	Relacionado ao Mandado de Segurança 1999.61.00.17326-2.	Limeira S/A Indústria de Papel e Cartolina (Autuada)	PIS

11	Auto de Infração 19515.003118/2005-31	Relacionado ao Mandada de Segurança n°1999.61.00.017324-9	CIA Santista de Papel (Autuada)	PIS

12	Auto de Infração 19515.000906/2006-56	Relacionado ao Mandada de Segurança 1999.61.00.17325-0	Rilisa Florestal Ltda. (Autuada)	PIS

13	Auto de Infração 10880.021167/95-80	Relacionado à Medida Cautelar n° 91.66678-5/017	CIA Santista de Papel (Autuada)	COFINS

14	Auto de Infração 10880.021158/95-99	Relacionado à Medida Cautelar n°91.66678-5/017.	Ripasa S.A. Celulose e Papel (Autuada)	COFINS

15	Auto de Infração 13807.011567/00-88	Relacionado ao Mandado de Segurança 1999.61.00.017326-2	Limeira S/A Indústria de Papel e Cartolina (Autuada)	COFINS

16	Auto de Infração 11610.014722/2002-50

Auto de Infração de COFINS lavrado em 14/05/2002, após revisão da DCTF do quarto trimestre de 1997, sob a alegação de não localização de parte dos créditos tributários de COFINS indicados na DCTF, em razão de erro no preenchimento do número do processo judicial 94.0028375-0.

			Limeira S.A Industria de Papel e Cartolina (Autuada)	COFINS
COFINS
17	Auto de Infração 13808.000573/2002-60	Relacionado ao Mandado de Segurança 1999.61.00.017325-0	Rilisa Trading S/A (Autuada)

18	Auto de Infração 19679.007150/2003-51

Auto de Infração de COFINS lavrado em 24/06/2003, após revisão da DCTF do terceiro trimestre de 1998, sob a alegação de que a Empresa não confirmou o parcelamento efetuado no processo 13807.001.849/98-17, o que levou a constituição do credita tributário do

			Ripasa S.A, Celulose e Papel (Autuada)	COFINS

[SEALS]

período de janeira a setembro de 1998 com iuros e multa.

19	Auto de Infração 19679.007154/2003-39

Auto de Infração de Multa de COFINS lavrado em 24/06/2003, apos revisão da DCTF do quarto trimestre de 1998, sob a alegação de que os valores devidos da COFINS que venciam em 08/11/1999, foram recolhidos em 07/04/1999 sem o acréscimo de multa de mora (denúncia espontânea).

			Rilisa Ltda. (Autuada)	Multa COFINS

20	Execução Fiscal 2004.61.82.045723-7 (Embargos 2006.61.82.018543-0)	Cobrança de débito de COFINS, inscrito em divida ativa sob n° 80604011876-21 (Processo Administrativo 10880.524814/2004-62), em razão de divergência entre DARF e DCTF.	Companhia Santista (Executada)	COFINS

21	Auto de Infração 19515.003113/2005-16	Relacionado ao Mandado de Segurança nº 1999.61.00.017323-7.	Ripasa S.A. Celulose e Papel (Autuada)	COFINS

22	Auto de Infração 19515.003119/2005-85	Relacionado ao Mandado de Segurança 1999.61.00.17326-2	Limeira S/A Indústria de Papel e Cartolina (Autuada)	COFINS

23	Auto de Infração 19515.003120/2005-18	Relacionado ao Mandado de Segurança 1999.61.00.017324-9	Cia Santista de Papel (Autuada)	COFINS

24	Auto de Infração 19515.003225/2005-69	Relacionado ao Mandado de Segurança 1999.61.00.017323-7	Ripasa S/A Celulose e Papel (Autuada)	COFINS

25	Auto de Infração 19515.000905/2006-10	Relacionado ao Mandado de Segurança 1999.61.00.17325-0	Rilisa Florestal Ltda. (Autuada)	COFINS

26	Ação Anulatória 2007.61.09.005611-1	Relacionado à Execução Fiscal 2007,61.82.034802-4	Limeira S/A Indústria de Papel e Cartolina (Autora)	COFINS

27	Ação Anulatória 2007.61.00.000589-3	Relacionado à Cauteiar n° 94.0028373-3	Ripasa S/A Celulose e Papel (Autora)	PIS

28	Auto de Infração 10880.008447/98-54

Auto de Infração de IRPJ lavrado em 03/03/1998 alegando reduções de prejuízos fiscais apuradas na análise da DIRPJ correspondente ao ano-calendário de 1993. O fiscal pede para que o autuado ajuste os seus registros contábeis e fiscais. Foi apresentada ímpugnação alegando um erro no preenchimento da DIRPJ que levou á diferença apontada de CRS 16.000.000,00.

			Ripasa S.A, Celulose e Papel (Autuada)	IRPJ

29	Execução Fiscal 2004.61.82.053701-4

Cobrança de débitos de IRPJ e CSLL, inscritos em dívida ativa sob n°s 80204039630-18 e 80604059324-02 (Procs. Adms 10880.547206/2004-26 e 10880.547207/2004-78), em razão de divergência entre DARF e DCTF.

			Limeira S/A Indústria de Papel e Cartolina (Executada)	IRPJ/ CSLL

30	Auto de Infração 19515.001995/2005-77	Auto de infração de IRPJ lavrado em 30/06/2005 sob a alegação de compensação indevida de prejuízos fiscais nos anos-calendarios de 2000	Ripasa S/A Celulose e Papel (Autuada)	IRPJ

[SEALS]

e 2001, sem observar o limite de 30% do lucro líquido ajustado.

31	Auto de Infração 19515.003227/2005-58	Auto de Infração de IRPJ, CSLLe IRRF lavrado em 30/11/05 alegando infrações à legislaçâo tributária.	Ripasa S.A. Celulose e Papel (Autuada)	IRPJ, CSLL e IRRF

32	Auto de Infração 19515.003.564/2005-45	Auto de Infração de IRPJ lavrado em 19/12/05 sob alegação de recolhimento a menor deste imposto no ano calendário de 2000, em virtude de excesso de destinação ao FINAM.	Ripasa S.A. Celulose e Papel (Autuada)	IRPJ

33	Auto de Infração 19515.003095/2006-45	Auto de infração de IRPJ lavrado em 20/12/2006 sob a alegação de recolhimento a menor deste imposto no ano-calendário de 2001, em virtude de excesso de destinação ao FINAM em DARF especifico.	Ripasa S/A Celulose e Papel (Autuada)	IRPJ

34	Auto de Infração 16561.000026/2006-36	Autos de infração de IRPJ e CSLL lavrados em 08.11.2006.	Ripasa S/A Celulose e Papel (Autuada).	IRPJ e CSLL

35	Processo n° 10880.021160/05-31	Auto de Infração para constituir crédito tributáno de CSLL referente a multa sobre juros dos débitos pagos com anistia (MP 66/02)	Ripasa S/A (Autuada)	CSLL

36	Auto de Infração 19515.003226/2005-11	Auto de infração de CSLL lavrado 30/11/2005.	Ripasa S/A Celulose e Papel (Autuada)	CSLL

37	Mandado de Segurança 1999.61.00.009378-3 (PA 13807.001562/99-22)	Afastar a retenção do Imposto de Renda na Fonte, realizado por instituições financeiras, em operação “swap” com cobertura “hedge”.	Rilisa Trading S/A (Autora)	IRPJ

38	Auto de Infração 19679.007151/2003-03	Auto de Infração de IRRF lavrado em 24/06/2003, após revisão das DCTF’s de 1998.	CIA Santista de Papel (Autuada)	Multa IRRF

39	Auto de Infração de DCTF 19679.007152/2003-40.	Auto de infração de IRRF lavrado em 24/06/2003.	Ripasa S/A Celulose e Papel (Autuada)	IRRF

40	Execução Fiscal 2004.61.82.053700-2 (TRF 2004.61.82.053700-2)	Cobrança de débito de IRRF, inscrito em divida ativa sob n° 80204039629-84 (Processo Administrativo 10880.547205/2004-81).	Ripasa S/A (Executada)	IRRF

41	Auto de Infração de DCTF 19679.007155/2003-83.	Auto de infração de IRRF lavrado em 24/06/2003.	Rilisa Ltda. (Autuada)	IRRF

42	Auto de Infração 19515.003116/2005-41.	Auto de Infração de IRRF lavrado em 30/11/05.	Ripasa S.A. Celulose e Papel (Autuada)	IRRF

43	Auto de Infração 19515.003.223/2005-70.	Auto de Infração de IRRF lavrado em 30/11/05.	Ripasa S.A. Celulose e Papel (Autuada)	IRRF

44	Auto de Infração 19515.000578/2006-98.	Auto de infração de IRRF lavrado em 30/03/2006.	Rilisa Florestal Ltda. (Autuada)	IRRF

45	Execução Fiscal 308/92 95.0006420-0		Ripasa S/A Celulose e Papel (Executada)	II

46	Processo Administrativo n° 10860.001248/2004-	Auto de Infração lavrado para cobrança de diferença de Imposto de	Ripasa S/A (Autuada)	II

[SEALS]

19679.007153/2003-94

falta de recolhimento desta contribuição no mês de março/1998; e (ii) farta de recolhimento da multa de mora supostamente incidente sobre débito de PIS do mês de dezembro/1998 recolhido em atraso. com o acréscimo de juros de mora, sob a proteção do instituto da denúncia espontânea.

(Autuada)

8	Auto de Infração de DCTF 19679.007156/2003-28

Auto de infração de PIS lavrado em 24/08/2003, sob a alegação de (i) falta de recolhimento desta contribuição no mês de setembro/1998; e (ií) falta de recolhimento da multa de mora supostamente incidente sobre débito de PIS do mês de dezembro/1998 recolhido em atraso, com o acréscimo de juros de mora, sob a proteção do instituto da denúncia espontânea.

			Rilisa Ltda. (Autuada)	PIS

9	Auto de Infração 19515.003114/2005-52	Relacionado ao Mandado de Segurança 1999.61.00.017323-7	Ripasa S/A Celulose e Papel (Autuada)	PIS

10	Auto de Infração 19515.003117/2005-96	Relacionado ao Mandado de Segurança 1999.61.00.17326-2.	Limeira S/A Indústria de Papel e Cartolina (Autuada)	PIS

11	Auto de Infração 19515.003118/2005-31	Relacionado ao Mandado de Segurança n°1999.61.00.017324-9	CIA Santista de Papel (Autuada)	PIS

12	Auto de Infração 19515.000906/2006-56	Relacionado ao Mandado de Segurança 1999.61.00.17325-0	Rilisa Florestal Ltda. (Autuada)	PIS

13	Auto de Infração 10880.021167/95-80	Relacionado ã Medida Cautelar n(D) 91.66678-57017	CIA Santista de Papel (Autuada)	COFINS

14	Auto de Infração 10880.021158/95-99	Relacionado à Medida Cautelar n° 91.66678-5/017.	Ripasa S.A. Celulose e Papel (Autuada)	COFINS

15	Auto de Infração 13807.011567/00-88	Relacionado ao Mandado de Segurança 1999.61.00.017326-2	Limeira S/A Indústria de Papel e Cartolina (Autuada)	COFINS

16	Auto de Infração 11610.014722/2002-50

Auto de Infração de COFINS lavrado em 14/05/2002, após revisão da DCTF do quarto trimestre de 1997, sob a alegação de não localização de parte dos créditos tributários de COFINS indicados na DCTF, em razão de erro no preenchimento do número do processo judicial 94.0028375-0.

			Limeira S.A Industria de Papel e Cartolina (Autuada)	COFINS

17	Auto de Infração 13808.000573/2002-60	Relacionado ao Mandado de Segurança 1999.61.00.017325-0	Rilisa Trading S/A (Autuada)	COFINS

18	Auto de Infração 19679.007150/2003-51

Auto de Infração de COFINS lavrado em 24/06/2003, após revisão da DCTF do terceiro trimestre de 1998, sob a alegação de que a Empresa não confirmou o parcelamento efetuado no processo 13807.001.849/98-17,oque levou a constituição do credita tributário do

			Ripasa S.A. Celulose e Papel (Autuada)	COFINS

[SEALS]

período de janeiro a setembro de 1998 com juros e multa.

19	Auto de Infração 19679.007154/2003-39

Auto de Infração de Muita de COFINS lavrado em 24/06/2003, após revisão da DCTF do quarto trimestre de 1998, sob a alegação de que os valores devidos da COFINS que venciam em 08/11/1999, foram recolhidos em 07/04/1999 sem o acréscimo de multa de mora (denúncia espontànea).

			Rilisa Ltda. (Autuada)	Multa COFINS

20	Execução Fiscal 2004.61.82.045723-7 (Embargos 2006.61.32.018543-0)	Cobrança de débito de COFINS, inscrito em dívida ativa sob n° 80604011876-21 (Processo Administrativo 10880.524814/2004-62), em razão de divergência entre DARF e DCTF.	Companhia Santista (Executada)	COFINS

21	Auto de Infração 19515.003113/2005-16	Relacionado ao Mandado de Segurança n° 1999.61.00.017323-7.	Ripasa S.A. Celulose e Papel (Autuada)	COFINS

22	Auto de Infração 19515.003119/2005-85	Relacionado ao Mandado de Segurança 1999.61.00.17326-2	Limeira S/A Indústria de Papel e Cartolina (Autuada)	COFINS

23	Auto de Infração 19515.003120/2005-18	Relacionado ao Mandado de Segurança 1999.61.00.017324-9.	Cia Santista de Papel (Autuada)	COFINS

24	Auto de Infração 19515.003225/2005-69	Relacionado ao Mandado de Segurança 1999.61.00.017323-7	Ripasa S/A Celulose e Papel (Autuada)	COFINS

25	Auto de Infração 19515.000905/2006-10	Relacionado ao Mandado de Segurança 1999.61.00.17325-0	Rilisa Florestal Ltda. (Autuada)	COFINS

26	Ação Anulatoria 2007.61.09.005611-1	Relacionado à Execução Fiscal 2007.61.82.034802-4	Limeira S/A Indústria de Papel e Cartolina (Autora)	COFINS

27	Ação Anulatoria 2007.61.00.000589-3	Relacionado â Cautelar n° 94.0028373-3	Ripasa S/A Celulose e Papel (Autora)	PIS

28	Auto de Infração 10880.008447/98-54

Auto de Infração de IRPJ lavrado em 03/03/1998 alegando reduções de prejuízos fiscais apuradas na análise da DIRPJ correspondente ao ano-calendário de 1993. O fiscal pede para que o autuado ajuste os seus registros contábeis e fiscais. Foi apresentada impugnação alegando um erro no preenchimento da DIRPJ que levou à diferença apontada de CRS 16.000.000,00.

			Ripasa S.A. Celulose e Papel (Autuada)	IRPJ

29	Execução Fiscal 2004.61.82.053701-4

Cobrança de débitos de IRPJ e CSLL, inscritos em divida aliva sob n°s 80204039630-18 e 80604059324-02 (Procs. Adms 10880.547206/2004-26 e 10880.547207/2004-78), em razão de divergência entre DARF e DCTF.

			Limeira S/A Indústria de Papel e Cartolina (Executada)	IRPJ/ CSLL

30	Auto de Infração 19515.001995/2005-77	Auto de infração de IRPJ lavrado em 30/06/2005 sob a alegação de compensação indevida de prejuízos fiscals nos anos-calendarios de 2000	Ripasa S/A Celulose e Papel (Autuada)	IRPJ

[SEALS]

e 2001, sem observar o limite de 30% do lucro líquido ajustado.

31	Auto de Infração 19515.003227/2005-58	Auto de Infração de IRPJ. CSLL e IRRF lavrado em 30/11/05 alegando infrações à legislação tributária.	Ripasa S.A. Celulose e Papel (Autuada)	IRPJ, CSLL e IRRF

32	Auto de Infração 19515.003.564/2005-45	Auto de Infração de IRPJ lavrado em 19/12/05 sob alegação de recolhimento a menor deste imposto no ano calendário de 2000, em virtude de excesso de destinacão ao FINAM.	Ripasa S.A. Celulose e Papel (Autuada)	IRPJ

33	Auto da Infração 19515.003095/2006-45	Auto de infração de IRPJ lavrado em 20/12/2006 sob a alegação de recolhimento a menor deste imposto no ano-calendârio de 2001, em virtude de excesso de destinacão ao FINAM em DARF especifico.	Ripasa S/A Celulose e Papel (Autuada)	IRPJ

34	Auto de Infração 16561.000026/2006-36	Autos de infração de IRPJ e CSLL lavrados em 08.11.2006.	Ripasa S/A Celulose e Papel (Autuada).	IRPJ e CSLL

35	Processo n° 10880.021160/05-31	Auto de Infração para constituir credito tributário de CSLL referente a multa sobre juros dos débitos pagos com anistia (MP 66/02)	Ripasa S/A (Autuada)	CSLL

36	Auto de Infração 19515.003226/2005-11	Auto de infração de CSLL lavrado 30/11/2005.	Ripasa S/A Celulose e Papel (Autuada)	CSLL

37	Mandado de Segurança 1999.61.00.009378-3 (PA 13807.001562/99-22)	Afastar a retenção do Imposto de Renda na Fonte, realizado por instituições financeiras, em operação “swap” com cobertura “hedge”.	Rilisa Trading S/A (Autora)	IRPJ

38	Auto de Infração 19679.007151/2003-03	Auto de Infração de IRRF lavrado em 24/06/2003, após revisão das DCTF’s de 1998.	CIA Santista de Papel (Autuada)	Multa IRRF

39	Auto de Infração de DCTF 19679.007152/2003-40.	Auto de infração de IRRF lavrado em 24/06/2003.	Ripasa S/A Celulose e Papel (Autuada)	IRRF

40	Execução Fiscal 2004.61.82.053700-2 (TRF 2004.61.82.053700-2)	Cobrança de débito de IRRF, inscrito em divida ativa sob n° 80204039629-84 (Processo Administrativo 10880.547205/2004-81).	Ripasa S/A (Executada)	IRRF

41	Auto de Infração de DCTF 19679.007155/2003-83.	Auto de infração de IRRF lavrado em 24/06/2003.	Rilisa Ltda. (Autuada)	IRRF

42	Auto de Infração 19515.003116/2005-41.	Auto de Infração de IRRF lavrado em 30/11/05.	Ripasa S.A. Celulose e Papel (Autuada)	IRRF

43	Auto de Infração 19515.003.223/2005-70.	Auto de Infração de IRRF lavrado em 30/11/05.	Ripasa S.A. Celulose e Papel (Autuada)	IRRF

44	Auto de Infração 19515.000578/2006-98.	Auto de infração de IRRF lavrado em 30/03/2006.	Rilisa Florestal Ltda. (Autuada)	IRRF

45	Execução Fiscal 308/92 95.0006420-0		Ripasa S/A Celulose e Papel (Executada)	II

46	Processo Administrativo n° 10860.001248/2004-	Auto de Infração lavrado para cobrança de diferença de Imposto de	Ripasa S/A (Autuada)	II

[SEALS]

	11	Importação por falta de licenciamento.

47	Execução Fiscal 146/83 (TRF 90.03.009644-9)	Creditamento de IPI relativo a peças e acessórios destinados â fabricação e montagem de máquina para fabricar papéis	Ripasa S/A Celulose e Papel (Executada)	IPI

48	Auto de Infração 19679.007793/2003-02.	Auto de Infração de IPI, lavrado em 20/06/03.	Rilisa Lida. (Autuada)	IPI

49	Auto de Infração 13710.002954/2003-43	Auto de Infração de IPI, lavrado em 20/05/03, após revisão das DCTFs de 1998.	Rilisa Ltda. (Autuada)	IPI

50	Auto de Infração 10845.003195/2003-12.	Auto de Infração de IPI, lavrado em 17/06/03 após revisão das DCTFs de 1998.	CIA Santista de Papel (Autuada)	IPI

51	Auto de Infração 13899.001.413/2003-47	Auto de Infração de IPI, lavrado em 17/06/03, após revisão das DCTFs de 1998.	Ripasa S.A. Celulose e Papel (Autuada)	IPI

52	Processo Administrativo n° 10865.001485/2004- 74	Auto de Infração lavrado para cobrança de diferença de IPI por falta de licenciamento.	Ripasa S/A (Autuada)	IPI

53	MPF 0817800/00092/04 Processo Administrativo 11128.007377/2004-10 de 02/12/2004	Falta de recolhimento do IPI dado como isento, contrariando cláusula terceira do termo de compromisso BEFIEX 647/89, conforme Decreto-Lei 2.433/98.	Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0121-26 (Autuada)	IPI

54	Auto de Infração 19515.003115/2005-05.	Auto de Infração de IOF lavrado em 30/11/05 relativamente a fatos geradores de maio de 2000 a março de 2005.	Ripasa S.A, Celulose e Papel (Autuada)	IOF

55	Mandado de Segurança 2001.61.00.020481-4 (RE).	Afastar o recolhimento da CIDE incidente sobre contratos de prestação de assistência técnica, instituída pela Lei 10.168/2001.	Ripasa S/A Celulose e Papel (Impetrante)	CIDE

56	Ação Declaratória 91.740767-9 (Medida Cautelar 91.0729610-0)	Objetiva o não recolhimento de contribuições previdenciarias sobre valores pagos a autônomos e administradores.	Ripasa S.A. Celulose e Papel e outros (Autora)	Contribuições Previdenciarias

57	Ação Declaratoria 95.0061855-9 (Medida Cautelar 95.0046959-6)	Compensação dos valores pagos aos autônomos e administradores.	Ripasa S.A. Celulose e Papel e outros (Autora)	Contribuições Previdenciarias

58	Execução Fiscal 98.0505097-1 (Embargos 98.0549573- 6)	Cobrança das NFLDs n°s 32.014.667-7 e 32.014.668-5.	Ripasa S.A. Celulose e Papel (Executada / Embargante)	Contribuições Previdenciarias

59	MPF 0920100/00666/03 Processo Administrativo 11516.002025/2003-13 de 05/09/2003.	Rilisa foi incorporada pela Ripasa S/A e em observância à legislação deveria comunicar a DRF em cuja jurisdição ocorreu a concessão do Registro Especial e nâo o foz.	Rilisa Ltda - CNPJ 51.468.791/0017-17 (Autuada)	Multa regulamentar

60	Execução Fiscal n° 1163/94 (CDA n° 764.790.240).	Execução Fiscal ajuizada pela Fazenda do Estado de São Paulo para cobrança de ICMS declarado e não pago, nos termos do art, 49 da Lei 6.374/89.	Limeira S/A Indústria de Papel e Cartolina (Executada)	ICMS

61	Execução Fiscal n° 1297/96 (CDA n° 764.801.827) (TJ n° 262.785.5/1)	Execução Fiscal ajuizada pela Fazenda do Estado de São Paulo para cobrança de ICMS declarado e não pago, nos termos do art. 49 da	Ripasa S/A Celulose e Papel (Executada)	ICMS

[SEALS]

	(STJ n 917929).	Lei 6.374/89.

62	Auto de Infração ICMS 2002.03044-0 Processo 1/001258/2002.

Auto de Infração lavrado pela Fiscalização do Estado do Ceará para cobrança de ICMS pela falta de emissão de documento fiscal quando se tratar de operação acobertada por Nota Fiscal modelo 1 ou 1a e/ou série D = omissão de saldas.

			Rílisa Trading S/A -CNPJ 51-938.967/0012-02 IE 06.994089-4 (Autuada)	ICMS/CE

63	Auto de Infração ICMS 2002.03043-0 Processo 1/001259/2002.	Auto de Infração lavrado pela Fiscalização do Estado do Ceará para cobrança de ICMS na aquisição de mercadorias sem documentação fiscal - omissão de entradas, no exercício de 1999.	Rilisa Trading S/A -CNPJ 51.938-967/0012-02 IE 06.994069-4 (Autuada)	ICMS/CE

64	Execução Fiscal n° 14220/04 (CDA n° 878.279) (TJ n° 632.138.5/1) (STJ n° 1008216).	Referente ao Auto de Infração n 13860 A 13863 série “F” lavrado pelo PF de Cotia, em 30/10/79.	Ripasa S/A Celulose e Papel (Executada)	ICMS

65	Ação Civil Pública n° 2004.01.1.119765-9 (TJ n° 2004.01.1.119765-9)	Referente à declaração de nulidade do Termo de Acordo de Regime Especial - TARE n° 15/2004	Ripasa S/A Celulose e Papel (Ré)	ICMS

66	Auto de Infração de ICMS 324096, série “a” de 28/08/1997 Processo DRT 14-3307/98	Auto de Infração lavrado pela Fiscalização do Estado de São Paulo sob a alegação de que a Empresa creditou-se indevidamente do ICMS nos períodos de maio, julho e agosto/1995.	Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0022-44 IE 296.000.163.111 (Autuada)	ICMS/SP

67	Auto de Infração de ICMS 3.039.149-0 de 16/08/2005

Auto de Infração lavrado pela Fiscalização do Estado de São Paulo sob a alegação de que a Empresa creditou-se indevidamente, no período de janeiro/2002 a janeiro/2003, do ICMS relativamente à entrada de mercadoria em seu estabelecimento, que não atendem as condições previstas no item 3, do par. 1, do art. 59 do RICMS/SP, por ter ocorrido simulação da existência do suposto emitente.

			Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0090-95 IE 111.365.558.118 (Autuada).	ICMS/SP

68	Auto de Infração de ICMS 3.039.823-0 de 29/07/2005	Auto de Infração lavrado pela Fiscalização do Estado de São Paulo para cobrança de ICMS.	Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0090-95 IE 111.365.558.118 (Autuada)	ICMS/SP

69	Execução Fiscal n° 2007/100.004.000-0 (CDA n° 2007/011.278-2)	Execução Fiscal ajuizada pelo Estado do Rio de Janeiro para cobrança de ICMS e multa.	Ripasa S/A Celulose e Papel (Executada)	ICMS

70	Auto de Infração de ICMS 5582/2007 de 01/08/2007	Auto de Infração lavrado pela Fiscalização do Distrito Federal para cobrança de ICMS.	Ripasa S/A Celulose e Papel - CNPJ 51.468.791/0089-51 IE 07.438919/002-40 (Autuada)	ICMS/DF

71	Execução Fiscal n° 1274/07 (CDA n° 117.413)	Relacionado ao Auto de Infração n° 3037723-7.	Ripasa S/A Celulose e Papel (Executada)	ICMS

72	Auto de Infração de ICMS 2.089721-2/2.089722-4/2.089723-6 de 21/10/2002.	Auto de Infração lavrado pela Fiscalização do Estado de São Paulo referente ao pagamento de ICMS.	Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0025-97 IE417.004.230.111 (Autuada).	ICMS/SP

[SEALS]

73	Auto de Infração de ICMS 3.045.548-0 de 29/11/2005.	Auto de Infração lavrado pela Fiscalização do Estado de São Paulo para cobrança de ICMS.	Rípasa S/A Celulose e Papel - CNPJ 51.468.791/0023-25 IE417.013.832.112(Autuada).	ICMS/SP

74	Auto de Infração de ICMS 3.046.616-7 de 15/12/2005.	Auto de Infração lavrado pela Fiscalização do Estado de São Paulo para cobrança de ICMS.	Rípasa S/A Celulose e Papel - CNPJ 51.468.791/0023-25 E417.013.832.112 (Autuada).	ICMS/SP

75	Auto de Infração n° 3.055.519-0, de 06/07/06	Auto de Infração lavrado pela Fiscalização do Estado de São Paulo por suposto creditamento do ICMS.	Rípasa S.A. Celulose e Papel - CNPJ 51.468.791/0090-95 (Autuada)	ICMS/SP

76	Auto de Infração de ICMS 3.063.663-2 de 04/12/2006	Auto de Infração lavrado pela Fiscalização do Estado de São Pauto sob alegação de que a Empresa supostamente creditou-se indevidamente de ICMS.	Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0090-95 IE 111.365.558.118 (Autuada)	ICMS/SP

77	Auto de Infração de ICMS 3.080.316-0 de 25/10/2007.	Auto de Infração lavrado pela Fiscalização do Estado de São Paulo.

Três Primos Transportes e Comércio de Madeiras Ltda -

CNPJ

05.409.894/0001-91

IE 649.069.618.111

(Autuada) Ripasa S/A Celulose

e Papel - CNPJ

51.468.791/0023-25

IE 417.013.832.112

(Responsável Solidária).

ICMS/SP

78	Auto de Infração ICMS 01.124127-0 de 18/02/01 - Processo E- 04/155195/01.	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS.	Rilisa Trading S/A - CNPJ 51.938.967/0009-07 IE 85.685.198 (Autuada)	ICMS/RJ

79	Auto de Infração ICMS 01.139224-8 de 18/02/01.Processo n° E04/155.210/2001.	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	Rilisa Trading S/A - CNPJ 51.938.967/0009-07 IE 85.685.198 (Autuada).	ICMS/RJ

80	Auto de Infração ICMS 03.167752-5 de 29/03/06. Processo n°. E-34/110.415/2006.	E exigida multa formal pela omissão de informações no arquivo magnético relativo aos registros fiscais 10; 11; 50; 54; 74; 75 e 90 das operações efetuadas no período de 31/12/2002 a 31/12/2005.	Ripasa S/A Celulose e Papel - CNPJ 51.468.791/0125-50 IE 85.685.198 (Autuada)	Multa/RJ

81	Auto de Infração ICMS 03.191713-1, de 24/05/06 (vide Execução Fiscal n° 2007/100.004.000-0- item 75).	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	Ripasa S/A Celulose e Papel (Autuada).	ICMS

82	Auto de Infração n° 03.191714-9, de 24/05/06 (vide Execução Fiscal n° 2007/100-005.632-8 - Item 62)	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	Ripasa S/A Celulose e Papel (Autuada)	ICMS e Multa

83	Auto de Infração ICMS	Auto de Infração lavrado pela	Rioasa S/A Celulose	ICMS/Rd

[SEALS]

	03.191715-6 de 24/05/06. Processo E- 34/110658/2006.	Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	e Papel - CNPJ 51.468.791/0125-50 IE 85.685.198 (Autuada).

84	Auto de Infração n° 03.191716-4 de 24/05/06 . Processo n°. E-34/110.656/2006.	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	Ripasa S.A. Celulose e Papel - CNPJ 51.468.791/0125-50 (Autuada).	ICMS/RJ

85	Auto de Infração ICMS 03.191717-2 de 24/05/06. Processo n°. E-34/110.657/2006.	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	Ripasa S/A Celulose e Papel - CNPJ 51.468.791/0125-50 IE 85.685.198 (Autuada).	ICMS/RJ

86	Auto de Infração ICMS 03.191718-0 de 24/05/06. Processo E-34/110653/2006.	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0125-50 IE 85.685.198 (Autuada).	ICMS/RJ

87	Auto de Infração de ICMS 128862.0050/05-7 de 26/12/2005.	Auto de Infração lavrado pela Fiscalização do Estado da Bahia para cobrança de ICMS.	Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0066-09 IE 58,409.590 (Autuada).	ICMS/BA

88	Mandado de Segurança 2000.61.09.003373-6.	Objetiva a suspensão da exigibilidade e não recolhimento da contribuição de 15% sobre as faturas emitidas por cooperativas de trabalho.	Limeira S.A. Indústria de Papel e Cartolina (Impetrante).	Contribuições Previdênciarias

89	Repetição de Indébito 2000.61.00.038011-9.	Valores recolhidos em setembro/1989 (20% parte Empresa).	Limeira S.A. Indústria de Papel e Cartolina (Autora)	Contribuições Previdenciarias

90	Mandado de segurança 2000.61.09.003374-8.	Objetiva a suspensão da exigibilidade e não recolhimento da contribuição de 15% sobre as faturas emitidas por cooperativas de trabalho.	Ripasa S.A. Celulose e Papel (Impetrante).	Contribuições Previdenciarias

91	Repetição de Indébito 9756361 (TRF 89.03.033165-6; 2000.03.99.048158-8) Embargos â Execução 2005.61.00.001825-8.	Repetição dos valores recolhidos indevidamente a titulo de FINSOCIAL referente ao exercício de 1982, decorrentes do Decretc-Lei 1940/82.	Ripasa S/A Celulose e Papel (Autora)	FINSOCIAL

92	Ação Ordinária 723/95 (TJSP 809.5079-2) (RESP 235.469) (AIDDRextra 407.921-1).		Companhia Santista de Papel, Ripasa S/A Celulose e Papel e Limeira S/A Indústria de Papel e Cartolina (Autoras).	Tarifa Energia Elétrica

93	Mandado de Segurança 2003.61.00.012163-2	Afastar o recolhimento da CSLL sobre receitas de exportação e assegurar compensação dos valores recolhidos a partir de 2001.	Ripasa S/A Celulose e Papei (Impetrante)	CSLL

94	Ação Ordinária 95.0024850-6 (TRF2 1995.51.01.024850-0)

Obtenção de valores referentes â correção monetária paga a menor no pagamento de empréstimo compulsório devido em razão da qualidade de consumidora industrial de energia elétrica, bem como diferenças refletidas nos dividendos, beniflcaçóes e juros devidos à

			Ripasa S/A Celulose e Papel (Autora)	Correção Monetária Empréstimo Compulsório

[SEALS]

Empresa.

95	Ação Ordinária 95.002,4848-4 (TRF2 1999.02.01.060137-8).	Obtenção de valores referentes à correção monetária paga a menor no pagamento de empréstimo compulsório.	Companhia Santista de Papel (Autora).	Correção Monetária Empréstimo Compulsório

96	Açáo Ordinária 95.0024847-6 (TRF2 1995.51.01.024847-0)	Obtenção de valores referentes à correção monetária paga a menor no pagamento de empréstimo compulsório.	Limeira S/A Indústria de Papel e Cartolina (Autora)	Correção Monetária Empréstimo Compulsório.

97	Ação Ordinária 2002.34.00.010964-1 (TRF1 2002.34.00.010964-1)	Obtenção de valores referentes cobrados a titulo de empréstimo compulsório.	Limeira S/A Indústria de Papel e Cartolina (Autora).	Empréstimo Compulsório

98	Ação Ordinária 2002.34,00.008696-0 (TRF1 2002.34.00.008696-0)	Obtenção de valores referentes cobrados a titulo de empréstimo compulsório sobre energia elétrica.	Companhia Santista de Papel (Autora)	Empréstimo Compulsório

99	Ação Ordinária 2002.71.00.026202-0 (TRF4 2002.71,00.026202-0).	Obtenção de valores referentes cobrados a titulo de empréstimo compulsório.	Ripasa S/A Celulose e Papel (Autora).	Empréstimo Compulsório

100	Ação Ordinária n(a) 1418/98 (TJ n° 114.144-5/1) (STJ n° 579.023)

Ação Declaratoria com vistas a reconhecer o direito de creditar-se extemporaneamente os valores de ICMS correspondentes á alíquota de 1% decorrentes da majoração da alíquota de 17% para 18% determinada pela Lei n 6.556/89, face á manifesta inconstitucionalidade dessa aludida majoração que também requer seja declarada, frente ao ao art. 167, I, IV e VII da CF.

			Ripasa S/A Celulose e Papel (Autora)	ICMS

101	Ação Ordinária n° 1559/98 (TJ n° 170.077.5/9) (STJ n° 828.242}

Ação Declaratõria com vistas a
reconhecer o direito de creditar extemporaneamente os valores de
ICMS correspondentes â alíquota de 1 % decorrentes da majoração da alíquota de 17% para 18% determinada pela Lei n° 6.556/89, face à inconstitucionalidade dessa aludida majoração que também requer seja declarada, frente ao art. 167, I, IV e VII da CF.

			Ripasa S/A Celulose e Papel (Autora)	ICMS

102	Ação Ordinária n° 2038/98 (TJ n(D) 129.438.5/8) (STJ n° 590293) (STF 498.695-6).

Ação Declaratoria com vistas a reconhecer a inconstitucionalidade dos artigos 33 da Lei n° 6.374/89, 51 do Decreto n° 33.118/91 e 14 do Convênio ICMS n° 76/88, bem como declaração judicial de inexistência de relação juridico-tributária entre as partes relativamente ao denominado “cálculo por dentro”.

			Ripasa S/A Celulose e Papel (Autora).	ICMS

103	Açáo Ordinária n° 1660/98 (TJ n° 143.630.5-7) (STJ n° 579318).

Ação Declaratoria com vistas a
reconhecer o direito de creditar extemporaneamente de valores de
ICM e ICMS relativamente ás matérias-primas, produtos intermediários e material de embalagem integrados e consumidos no processo de industrialização de produtos, corrigido monetariamente.

			Limeira S/A Indústria de Papel e Cartolina (Autora)	ICMS

104	Repetição de Indébito	Creditamento do IPI pago em	Ripasa S/A	IPI

[SEALS]

	1999.61.00-029229-9.	operações decorrentes de entrada de matéria-prima à alíquota zero, bem como não tributada (NT) utilizadas na fabricação de produtos com saida tributada.	Celulose e Papel (Autora).

105	Repetição de Indébito 1999.61.00.052515-4 (TRF 1999.61.00.052515-4).	Creditamento do IPI pago em operações decorrentes de entrada de matéria-prima não tributada (NT) utilizadas na fabricação de produtos com saida tributada.	Ripasa S/A Celulose e Papei (Autora).	IPI

106	Ação Ordinária 95.0039273-9 (TRF 2003.03.99.011622-0).	Declarar o direito de aproveitamento integral das bases de cálculo negativa da CSLL apuradas nos anos de 1990 e 1991.	Companhia Santista de Papel (Autora).	CSLL

107	Medida Cautelar 95.0038408-9 (2003.03.99.011621-8).	Assegurar o direito á imediata compensação da base de cálculo negativa com a base de cálculo positiva da CSLL apurada nos anos subseqüentes ao exercício de 1992.	Companhia Santista de Papel (Requerente).	CSLL

108	Mandado de Segurança 2004.61.00.015345-5.		Ripasa S/A Celulose e Papel (Impetrante).	Multa

109	Execução Fiscal 2005.61.82.001119-7.	Obtenção de valores referentes às anuidades de 1999 a 2003 não pagas ao Conselho Regional de Economia.	Ripasa S/A Celulose e Papel (Executada).	Anuidade Conselho Regional de Economia

110	Ação Ordinária 2290677 (TRF 97.03.049967-8).

Repetição dos valores recolhidos indevidamente a título de ISTR, decorrentes do Decreto-Lei 1.438/75, regulamentado pelo Decreto 77.789/76 bem como levantamento pericial contábil com apuração do quantum a ser restituído.

			Limeira S/A Industria de Papel e Cartolina, Ribeiro Parada S/A Industrias de Papel e Papelão e Companhia Santista de Papel (Autoras).	ISTR

111	Execução Fiscal 2007.61.82.034802-4.	Cobrança de débito de COFINS, inscrito em divida ativa sob n° 80607020354-72 (Processo Administrativo 12157,000063/2005-84).	Limeira S/A Indústria de Papel e Cartolina (Executada).	COFINS

112	Mandado de Segurança n(a) 145.01.2007,004471- 7.	Trata-se Mandado de Segurança impetrado com vistas a obter a declaração da inconstitucionalidade/ilegalidade da Taxa de Licença para Execução de Obras Particulares.	Ripasa S/A Celulose e Papel (Impetrante).	Taxa de Licença para Execução de Obras Particulares

113	Auto de Infração 10880.020093/95-18.	Referente à Medida Cautelar N° 91.66678-5/017.	Ripasa S.A. Celulose e Papel (Autuada).	FINSOC1AL

114	Auto de Infração 10880.020091/95-84.	Referente à Medida Cautelar N° 91.66678-5/017.	Limeira S.A Industria de Papel e Cartolina (Autuada).	FINSOCIAL

115	Auto de Infração 10880.020090/95-11.	Referente á Medida Cautelar N° 91.66678-5/017	CIA Santista de Papel (Autuada).	FINSOC1AL

116	Auto de Infração 10880.020092/95-47.	Referente â Medida Cautelar N° 91.66678-5/017.	Rilisa Trading S.A. (Autuada)	FINSOCIAL

117	Processo Administrativo n° 10880.021155/95-09.	Auto de Infração lavrado para exigir COFINS.	Rilisa Trading (Autuada).	COFINS

[SEALS]

118	Auto de Infração 10860.021155795-09.	Referente à Medida Cautelar n° 91.66678-5/017.	Rilisa Trading S.A. (Autuada).	COFINS

119	Pedido de Restituição 13604.003007/2001-69.	Pedido de Restituição protocolado em 14/11/2001, pleiteando a utilização de crédito de ILL.	Ripasa S/A Celulose e Papel (Requerente).	ILL

120	Pedido de Restituição 13804.003006/2001-14.	Pedido de Restituição protocolado em 14/11/2001, pleiteando a utilização de crédito de ILL	Limeira S/A Indústria de Papel e Cartolina (Requerente).	ILL

121	Auto de Infração 19515.003222/2005-25.	Auto de Infração lavrado em 30/11/05 cobrando multa regulamentar pelo atraso na entrega de arquivo magnético e omissão de transações nos arquivos apresentados.	Ripasa S.A. Celulose e Papel (Autuada).	Multa Regulamentar

122	Termo de intimação n°009/2006.	Termo de Intimação emitido em 10/01/2006, solicitou comprovantes de recolhimento de PIS de períodos entre 06/1995 a 12/1996. Segundo a Empresa, são objeto de parcelamento n° 10880.035.351/94-26.	Ripasa S.A. Celulose e Papel (Autuada).	PIS

123	Auto de Infração 12157.000063/2005-84.	Carta cobrança emitida em 31/05/2006 para a cobrança de débitos de FINSOCIAL e COFINS. O débito discutido neste processo administrativo foi inscrito em divida ativa sob o n° 8060702035472.	Limeira S/A Indústria de Papel e Cartolina (Autuada).	FINSOCIAL e COFINS

124	Ação Ordinária 95.0039274-7 (TRF 2003.03.99.011610-3).

Declarar o direito de aproveitamento integral das bases de cálculo negativa da CSLL apuradas nos anos de 1989 e 1991, mediante os competentes registros no “Livro de Apuração do Lucro Real”, afastando o disposto na Lei 7689/88.

			Rilisa Trading S/A (Autora).	CSLL

125	Medida Cautelar 95.0038048-0 (2003.03.99.011609-7).	Assegurar o direito à imediata compensação da base de cálculo negativa com a base de cálculo positiva da CSLL enquanto não apreciado o mérito da discussão do item acima (187).	Rilisa Trading S/A (Requerente).	CSLL

126	Execução Fiscal n(a) 02/2008

Execução Fiscal ajuizada para cobrança de Taxa de Licença para Execução de Obras Particulares. Taxa exigida por ocasião da construção de um barracão em imóvel de sua propriedade. localizado na Estrada SP 147, KM 204 (Fazenda DescaIvado).

			Ripasa S/A Celulose e Papel (Executada).	Taxa de Licença para Execução de Obras Particulares.

127	Medida Cautelar 91.0066678-5 (TRF 93.03.075071-9).	Autorizar o depósito mensal de FINSOCIAL a partir de maio/91 até decisão definitiva nos autos da Ação Principal 91.0653900-0.	Ripasa S/A Celulose e Papel, Cia Santista de Papel, Limeira S/A Indústria de Papel e Cartolina e Rllisa Trading S/A (Autoras).	FINSOCIAL

128	Repetição de Indébito 91.0653900-0 (TRF 96.03.036677-3) (RESP273918).

Repetição dos valores recolhidos
indevidamente a titulo de FINSOCIAL referente ao período entre dezembro de 1988 a março de 1991, bem como declaração de inexistência de relação juridico-tributâría em relação aos períodos subseqüentes, tendo em vista. a nâo-recepcáodo Decreto-l ei

			Ripasa S/A Celulose e Papel, Cia Santista de Papel, Limeira S/A Indústria de Papel e Cartolina e Rilisa Trading S/A (Autoras).	FINSOCIAL

[SEALS]

1940/82 pela Constituição Federal de 1988.

129	Repetição de Indébito 94.0028365-2 (TRF 2001.03.99,017181-6) (RESP 773875).

Repetição dos valores recolhidos
indevidamente a titulo de FINSOCIAL,a partir da edição da Lei 7689/88, que definiu como base de cálculo o faturamento alegando-se a inconstitucionalidade do mencionado “Imposto sobre Vendas”.

			Ripasa S/A Celulose e Papel, Cia Santista de Papel, Limeira S/A Indústria de Papel e Cartolina e Rilisa Trading S/A (Autoras).	FINSOCIAL

130	Medida Cautelar 94.0028375-0,

Assegurar direito à compensação dos valores a maior pagos a título de PIS recolhidos nos termos dos Decretos-Leis n°s 2445/88 e 2449/88 com tributos da mesma espécie bem como a correção monetária do valor pago a maior no período posterior a 01/01/92.

			Ripasa S/A Celulose e Papel, Cia Santista de Papel, Limeira S/A Industria de Papele Cartolina, Rilisa Trading S/A, ZDZ Agropecuária S/A e ZDZ Participações e Administração S/A (Requerente).	PIS

131	Mandado de Segurança 95.03,007963-2 (por dependência à Ação Declaratória 94.028375-0).	Referente â Medida Cautelar 94.0028735-0	Ripasa S/A Celulose e Papel, Cia Santista de Papel. Limeira S/A Indústria de Papel e Cartolina e Rilisa Trading S/A (Impetrantes).	PIS

132	Repetição de Indébito 2000.61.00.038006-5.	Valores recolhidos em setembro/1989 (20% parte Empresa)	Rilisa Trading S.A. (Autora).	Contribuições Previdênciarias.

133	Repetição de Indébito 2000.61.00.038009-0.	Valores recolhidos em setembro/1989 (20% parte Empresa).	Companhia Santista de Papel (Autora).	Contribuições Previdênciarias

134	Mandado de Segurança 2000.61.00.023677-0.	Objetiva a suspensão da exigibilidade e não recolhimento da contribuição de 15% sobre as faturas emitidas por cooperativas de trabalho.	Ripasa S.A, Celulose e Papel (Impetrante).	Contribuições Previdenciárias.

135	Ação ordinária c/c pedido de tutela antecipada 97.0054739- 6.	Inconstitucionalidade das contribuições do Salário-Educação.	Limeira S.A. Indústria de Papel e Cartolina (Autora).	Contribuições Previdenciárias.

136	Execução Fiscal n° 2007/100.005.632-8 (CDA n° 2007/023.473-5).	Execução Fiscal ajuizada pelo Estado do Rio de Janeiro para cobrança de ICMS e multa.	Ripasa S/A Celulose e Papel (Executada)	ICMS e Multa

137	Auto de Infração ICMS 01.124128-8 de 18/02/01 - Processo E- 04/155211/01.	Auto de Infração lavrado pela Fiscalização do Estado do Rio de Janeiro para cobrança de ICMS e multa.	Rilisa Trading S/A - CNPJ 51.938.967/0009-07 IE 85.685.198 (Autuada).	ICMS/RJ

138	Auto de Infração de ICMS 3.042,914-0 de 31/10/2005.	Auto de Infração retificador do item II do Al 3.042.914-6, lavrado pela Fiscalização do Estado de São Paulo.	Ripasa S/A Celulose e Papel - CNPJ 51.468.791/0022-44 IE 298.000.168.111 (Autuada).	ICMS/SP

139	Auto de Infração de ICMS 3.042.914-6 de 28/09/2005.

Auto de Infração lavrado pela Fiscalização do Estado de São Paulo sob as seguintes alegações; I - falta de recolhimento do ICMS referente à salda de mercadorias para industrializacao u - Deixou de pagar

			Ripasa S/A Celulose e Papel-CNPJ 51.468.791/0022-44 IE 298.000.168.111 (Autuada).	ICMS/SP

[SEALS]

ICMS por escriturar operação tributadas como não tributadas; e III - creditou-se indevidamente, no período de janeiro/2001 a dezembro/2002, do ICMS pela entrada de mercadoria “óleo Diesel” sem destaque do imposto crédito, produto sujeito ao regime de ICMS/ST.

140	Auto de Infração de ICMS 2.002.026-0 de 11/10/1999.

Auto de Infração lavrado pela
Fiscalização do Estado de São Paulo sob a alegação: I - De que deixou de recolher ou recolheu a menor o ICMS devido pelo recebimento de mercadorias impostadas do exterior II - Deixou de pagar o ICMS relativo â operações cuja exportação não restou comprovada; e III- De que creditou-se indevidamente do ICMS.

			Ripasa S/A Celulose e Papel - CNPJ 51.468.791/0023-25 IE 417,013.832.112 (Autuada).	ICMS/SP

141	Pedido de Restituição 13804.003008/2001-11.	Pedido de Restituição protocolado em 14/11/2001, pleiteando a utilização de credito de ILL.	Cia Santista de Papel (Requerente)	ILL

142	Auto de Infração 01.035438-9 de 06/06/1997-Processo 04-194719/97.	Auto de Infração lavrado peta Fiscalização do Estado do Rio de Janeiro para cobrança de multa.	Rilisa Trading S/A - CNPJ 51.938.967/0009-07 IE 85.685.198 (Autuada).	Multa/RJ

143	Ação Ordinária 95.0006420-0.		Ripasa S/A Celulose e Papel, Cia Santista de Papel, Limeira S/A Indústria de Papel e Cartolina, Rilisa Trading S/A, ZDZ Agropecuária S/A e ZDZ Participações e Administração S/A (Autoras).	PIS

144	Termo de intimação n° 00041435/2004 que gerou o Processo Administrativo Fiscal n° 19679.006149/2004-90 (Pasta	Termo de intimação n° 00041435/2004 que gerou o Processo Administrativo Fiscal n” 19679.006149/2004-90 (Pasta 2004.61.00.023163-6).	Rilisa Florestal Ltda. (Autuada).	PIS/COF1NS

145	2004.61.00.023163-6). Notifícaçào PreIiminar s/n”, de 04/09/07.	Notificação Preliminar lavrada pela Municipalidade de Anhembi para cobrança de Taxa de Licença para Execução de Obras Particulares, bem como do Alvará de Construção.	Ripasa S/A Celulose e Papel (Autuada).	Taxa de Licença para Execução de Obras Particulares.

146	Embargos á Execução Fiscal 2006.61.82.017749-3.	Desconstituição da certidão da divida ativa e a conseqüente extinção da execução fiscal n° 2005.61.82.001119-7.	Ripasa S/A Celulose e Papel (Embargante).	Anuidade Conselho Regional de Economia.

147	NFLD 37.014.913-0.	Não recolhimento de contribuições previdência rias incidentes sobre a comercialização de produção rural, apos a subscrição das ações e integralização de capital da Rilisa (compra e venda).	Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciárias

148	NFLD 37.014.912-2.	Não recolhimento de contribuições previdenciárias incidentes sobre a comercialização de produção rural.	Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

149	NFLD 37.013.629-2	Nao recolhimento de contribuições	Ripasa S.A.	Contribuições

[SEALS]

		previdênciarias (parte segurado) incidentes sobre ‘abono ou complemento’ e ‘auxllio-creche’ (sem comprovação de despesas).	Celulose e Papel (Autuada).	Previdenciarias

150	NFLD 37.013.628-4	Não recolhimento de contribuições previdenciarias incidentes sobre a concessão de planos de assistência médica para gerentes e diretores.	Rípasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

151	NFLD 37.013.625-0	Não recolhimento de contribuições previdênciarias incidentes sobre ‘auxllio-creche’ (sem comprovação de despesas).	Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

152	NFLD 37,013.624-1	Não recolhimento de contribuições previdenciarias incidentes sobre ‘abono ou complemento’ (pagamento regular e anual).	Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

153	Autuação 37.014.918-1

Apresentar GFIP sem conter todos os fatos geradores de contribuições previdenciarias (‘abono ou complemento’, ‘valores nos cartões “incetive house”, ‘auxilio-creche’, ‘planos de assistência médica’, comercialização da produção rural ‘exportação’ e ‘integralizaçâo de capitar).

			Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

154	Autuação 37.014-917-3.	Deixar de prestar todas as informações devidas á previdência social.	Rípasa S.A. Celulose e Papei (Autuada).	Contribuições Previdenciarias

155	Autuação n° 37.014.914-9		Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

156	Autuação n° 37.014.915-7		Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

157	NRD 771/2004	Não recolhimento das contribuições destinadas ao salário-educação (parcelamento).	Ripasa S.A. Celulose e Papel (Autuada).	Contribuições Previdenciarias

158	Repetição de Indébito 94.0028383-0 (Medida Cautelar 95.0046959-6).	Valores pagos aos autônomos e administradores.	Ripasa S.A. Celulose e Papel e outros (Autora)	Contribuições Previdenciarias

159	Medida Cautelar 95.0046959-6 (dependente ao n° 94.0028383-0).	Compensação (sem limitação) dos valores pagos aos autônomos e administradores.	Ripasa S.A. Celulose e Papel e outros (Autora)	Contribuições Previdenciarias

160	Ação declaratória c/c pedido de tutela antecipada 97.0055956-4.	Inconstitucionalidade das contribuições do Salário-Educacão.	Companhia Santista de Papel (Autora)	Contribuições Previdenciarias

161	Açáo ordinária c/c pedido de tutela antecipada 97.0039480-8.	Inconstitucionalidade das contribuições do Salário-Educaçâo.	Ripasa S.A. Celulose e Papel (Autora)	Contribuições Previdenciarias

162	Medida Cautefar 97.0037261-8 (Ação Ordinária 97.0044960-2).	Objetiva autorização para não recolhimento de contribuições previdência rias incidentes sobre ‘aviso prévio indenizado’,	Ripasa S.A. Celulose e Papel e outros (Autora).	Contribuições Previdenciarias

[SEALS]

‘indenização por tempo de serviço, ‘indenização adicional por dispensa sem justa causa’, ‘parcelas indenizatórias decorrentes de acordos realizados na Justiça do Trabalho’, ‘abonos previstos em dissídio coletivo e respectivo 1/3’, ‘abono pecuniário’ e quaisquer outras parcelas indenizatórias pagas em rescisão, além da compensação dos valores eventualmente recolhidos.

163	Ação Declaratória 97.0044960-2 (dependente ao processo nº 97.0037261-8).

Objetiva decisão declaratória para não recolhimento de contribuições previdenciárias incidentes sobre ‘aviso prévio indenizado’, ‘indenização por tempo de serviço’, ‘indenização adicional por dispensa sem justa causa’, ‘parcelas indenizatórias decorrentes de acordos realizados na Justiça do Trabalho’, ‘abonos previstos em dissídio coletivo e respectivo 1/3’, ‘abono pecuniário’ e quaisquer outras parcelas indenizatórias pagas em rescisão, além da compensação dos valores eventualmente recolhidos.

			Ripasa S.A. Celulose e Papel e outros (Autora).	Contribuições Providenciárias

164	Execução Fiscal 98.0502504-7 (Embargos 2000.61.82.000787-1).	Cobrança da NDFG n° 1432-A, antigo n° 21.01432.	Ripasa S.A. Celulose e Papel (Executada / Embargante)	FGTS

165	Proc. n° 23648.655.676/2000	Auto de infração 20020260 de 18/10/1999 ref aproveitamento de crédito de ICMS sobre aquisição de feltros e teias, “extemporâneo”.		ICMS

166	Proc. n° 10880.021164/95-91	Auto de infração - exigência dos juros sobre a multa		PIS

167	Proc. n° 11-128.001.494/0002-08	Auto de infração da alfândega de Santos-SP, relativo a classificação fiscal de mercadoria importada do Japão Antraquinona - exigência de II/IPI e multa isolada		II/PI

168	Proc. n° 1689/97	Execução fiscal Fazenda Nacional -exigência de IPI sobre aquisição equipamentos utilizados na montagem de maquina para fabricação de papel		IPI

169	Proc. n° 13899.502.037/2005-75	Depósito judicial		IPI

170	MS-900013976-7 MS-900013976-7 MS-900013976-7	Mandado de Segurança - constitucionalidade da incidência do IRPJ sobre o lucro obtido nas exportações realizadas no exercício de 1989.		IRPJ

171	Proc. n° 10.880.004.668/97-91	Auto de infração da DRF-SP referente a dedução do IR face a efetividade da prestação de serviços consultoria Deposito administrativo de 30% do crédito		IRPJ

172	Execução fiscal - PM Anhembi 22/01/2008 (02/2008)	Execução fiscal - PM Anhembi 22/01/2008		TLFL

[SEALS]

B. Processos Cíveis

Item	Parte	Tipo de Ação	Processo nº
1.	Antonio Aparecido Piconi	Ação reparação de danos	730/97

2.	Benedito Emilio Miranda	Ação indenização acidente trabalho	849/99

3.	Claudio de oliveira	Ação de indenização	20/99

4.	Espólio Alfredo Volpi	Indenização Utilização não autorizada de obra autor	02040588-1

5.	Francisca Teixeira		279/00

6.	Hardycopy Com e Serv ltda.	Ressarc p/utiliz marca Qualis

7.	INCRA-SP		970042906-7

8.	Ind. Papel J costa e Ribeiro	Repar. danos imóvel Belenzinho	04008768-9

9.	João Aparecido Jola	Ação de indenização	968/05

10.	Jose aparecido Cruz	Ação reparação dano estético	336/01

11.	Nelson Pinheiro dos Santos	Ação de indenização	552/98

12.	Norberto Cirino	Ação de indenização	1542/00

13.	Zaia Gimenez	Ação indenização	1680/99

14.		Sucumbência de honorários-salario educação

15.	Cesar Augusto Kats	Ação de reparação de danos	1941/98

16.	Deozindo Moraes	Ação ordinária acidente trabalho	1445/97

17.	DR Engenharia e Com Eletr	Ação declaratória	193/96

18.	Geraldo Dutra Pereira	Ação de indenização	53/03

19.	Joel Afonso Hereman	Ação de reparação de danos	802/03

20.	Jornal a Tribuna Piracicaba	Ação declaratória	875/03

21.	Jose Henrique de Sena	Ação de indenização	0668/99

22.	Luiz Eduardo Batalha	Retificação da área	580/03

23.	Luiz Eduardo Batalha	Retificação da área	579/03

24.	Marcela de souza Silva e outros	Ação de indenização	345/04

25.	Maria madalena B Massari	Ação reparação de danos	136/02

26.	Mário Severino da Silva		1514/99

27.	Milton Macgado		1350/00

[SEALS]

28.	Natuzalem Andrade dos Santos		1033/04

29.	Sergio Sacciolotto e outros	Retificação da área	2005/03

30.	Sesi de Limeira		1293/2005

31.	Willian Lima Braga	Interdito proibitório	0121/05

[SEALS]

Anexo III.E.

Veículos

MARCA / TIPO	ANO	PLACA	RENAVAM	CHASSI

CANÇAO TUCANO/REBOQUE	04/04	DKT5614	830783806	9A9BCO55141CT4437
CANÇAO TUCANO/REBOQUE	04/04	DJQ7232	830659757	9A9BCO55141CT4436
CANÇAO TUCANO/REBOQUE	04/04	CYT0462	830448209	9A9BCO55141CT4435
CANÇAO TUCANO/REBOQUE	04/04	CYW0732	830090940	9A9BCO55141CT4434
CANÇAO TUCANO/REBOQUE	04/04	CXG2732	830976132	9A9BCO55141CT4440
CANÇAO TUCANO/REBOQUE	04/04	CYK0382	830071695	9A9BCO55141CT4438
CANÇAO TUCANO/REBOQUE	04/04	DKE8462	830083286	9A9BC055141CT4439
GM - ASTRA ADVANTAGE	07/08	DWG4407	9453877679	9BGTR69W08B208258
GM - ASTRA ADVANTAGE	07/08	DWG4508	945386834	9BGTR69W08B207756
GM - ASTRA ADVANTAGE	07/08	DWG3711	945393628	9BGTR69W08B200485
GM - ASTRA ADVANTAGE	07/08	DWG4034	945389485	9BGTR69W08B207802
GM - ASTRA ADVANTAGE	07/08	DWG3784	947833943	9BGTR69W08B220692
GM - ASTRA ADVANTAGE	07/08	DWG4669	947834176	9BGTR69W08B220574
GM - ASTRA ADVANTAGE	07/08	DWG4383	945388640	9BGTR69W08B207771
GM - ASTRA ADVANTAGE	07/08	DWG3283	945388110	9BGTR69W08B208127
FORD F16000 210	00/00	CYV 9762	738379654	9BFYK86F1YD035549
FORD F16000 210	00/00	CYV 9761	738380016	9BFYK86F1YD035550
FORD F16000 210	00/01	DDN 5263	761885196	9BFYK86FX1D051481
FORD FUSION	07/07	DXA6019	918093600	3FAHP08Z57R216153
HONDA/CIVIC LXS	06/07	DVJ9956	901464996	93HFA16307Z200648
M. BENS 2214 CAMINHÃO	88/89	CSN 7987	416011438	9BM345403JB810914
M.B.SPRINTER313VAN	04/05	DNE 5033	844123641	8AC9036725A920911
NISSAN SENTRA S	07/08	DWG2731	943759480	3N1AB61D48L605692
NISSAN SENTRAS	07/08	DWG2741	943758416	3N1AB61D98L605610
NISSAN SENTRA S	07/08	DWG2963	943759153	3N1AB61D58L606043
NISSAN SENTRA S	07/08	DWG3204	943758645	3N1AB61D08L603907
NISSAN SENTRA S	07/08	DWG4218	943752710	3N1AB61D18L606041
NISSAN SENTRA S	07/08	DWG4217	945175248	3N1AB61D58L603871
TOYOTA HILUX CD 4X4	05/06	DPJ 3441	864464843	8AJFZ22G465001197
TOYOTA HILUX CD 4X4	05/06	DPN 2787	856903531	8AJFZ22G565000690
TOYOTA HILUX CD 4X4	05/06	DPJ 3682	856654272	8AJFZ22G865000604
TOYOTA HILUX CD 4X4	05/06	DPJ 3672	856653772	8AJFZ22G165000718
TOYOTA HILUX CD 4X4 SR	06/06	DR08954	881084832	8AJFZ22G165002064
TOYOTA HILUX CD 4X4 SR	06/06	DR08964	881084557	8AJFZ22G265002073
TOYOTA HILUX CD 4X4 SR	06/06	DRL3130	883120020	8AJFZ22G465002270
TOYOTA HILUX CD 4X4 SR	06/06	DRP3042	883121972	8AJFZ22GX65002340
VW 17-210 CAMINHÃO	03/03	CYW 0615	799321850	9BWCK82T03R303234
VW 17-210 CAMINHÃO	03/03	CYW 0617	799321427	9BWCK82T33R304636
VW 26.260 CAMINHÃO	04/05	DOT 8737	847785491	9BW5T82U75R505408
VW 26.260 CAMINHÃO	04/05	DOT 8747	848340965	9BW5T82U25R506868
VW 26.260 CAMINHÃO	07/07	DXZ8954	930248643	9BW5B82U27R729286
VW 26.260 CAMINHÃO	07/07	DWG2484	933882017	9BW5B82U87R729762
VW 26.260 CAMINHÃO	07/07	DWG2485	933883072	9BW5B82U67R730098
VW 26.260 CAMINHÃO	05/06	DSP6447	881809101	9BW5B82U96R605840
VW 26.260 CAMINHÃO	05/06	DSP6448	881808040	9BW5B82U16R608988
VW 26.260 CAMINHÃO	08/08	EAC9138	973771950	9BW5B82U48R846157
VW 26.260 CAMINHÃO	08/08	DWH0091	975276034	9BW5B82U18R845564
VW 26.260 CAMINHÃO	08/08	DV06764	976519488	9BW5B82U18R845645
GM - ASTRA ADVANTAGE	07/08	DWG4841	947452508	9BGTR69W08B216277
GM - ASTRA ADVANTAGE	07/08	DWG4771	947372180	9BGTR69W08B216332
GM - ASTRA ADVANTAGE	07/08	DWG4772	947371834	9BGTR69W08B217669
GM - ASTRA ADVANTAGE	07/08	DWG4843	947452206	9BGTR69W08B216417
GM - ASTRA ADVANTAGE	07/08	DWG4811	947373012	9BGTR69W08B217589
GM - ASTRA ADVANTAGE	07/08	DWG4816	947453431	9BGTR69W08B217703
GM - ASTRA ADVANTAGE	07/08	DWG3293	947451552	9BGTR69W08B216570
GM - ASTRA ADVANTAGE	07/08	DWG4599	947453628	9BGTR69W08B217578
GM - ASTRA ADVANTAGE	08/08	EAJ5911	961811439	9BGTR69W08B266475

[SEALS]

Anexo III.F

Marcas

MARCA	APRESENTAÇÃO	PEDIDO	REGISTRO

CONPACEL	NOMINATIVA	828606641

CONPACEL	NOMINATIVA	828606668

CONPACEL CONSORCIO PAULISTA DE PAPEL E CELULOSE	MISTA	828606650

CONPACEL CONSORCIO PAULISTA DE PAPEL E CELULOSE	MISTA	828631980

CONSORCIO PAULISTA DE PAPEL E CELULOSE	NOMINATIVA	828408203

CONSORCIO PAULISTA DE PAPEL E CELULOSE	NOMINATIVA	828408211

CONSORCIO PAULISTA DE PAPEL E CELULOSE	NOMINATIVA	828600139

CONSORCIO PAULISTA DE PAPEL E CELULOSE	NOMINATIVA	828600147

RILISA	NOMINATIVA		811099318

RILISA	MISTA	823716422

RILISA DISTRIBUINDO SOLUÇÕES	MISTA	823716430

RILISA DISTRIBUINDO SOLUÇÕES	MISTA	823716449

RILISET	NOMINATIVA		816672687

RIPASA	NOMINATIVA		740063600

RIPASA	MISTA		811904946

RIPASA	MISTA	823236005

RIPASA CIDADÃ	MISTA		825668786

RIPASA EMBALAGEM	MISTA		825280664

RIPASA EXTRA	MISTA		816576521

RIPASANET	MISTA	823333710

RIPASAPACK	MISTA		815915896

RIPASAPACK	MISTA		815915900

RIPASAPACK	MISTA		815915918

SIR SERVIÇOS DE INFORMAÇÕES RIPASA	MISTA	823333701

[SEALS]

Anexo IV

Contratos Financeiros a serem vertidos para VCP e SUZANO

[SEALS]

12

Anexo IV. A.

Contratos financeiros a serem transferidos à VCP:

Contrato	Banco	Tipo

05/043771 - ABN - 19/07/05 - VCP	ABN	Pré Pagto
05/071062-Brasil/Nordea -12/12/05 - VCP	Nordea	Pré Pagto
05/071063-Brasil/Nordea -12/12/05 - VCP	Nordea	Pré Pagto
05/071064-Brasil/Nordea -12/12/05 -VCP	Nordea	Pré Pagto
05/020253 - Santander - 20/06/05 - VCP	Santander	Pré Pagto
05/058420-Brasil/Standard -12/09/05 VCP	Standard Chartered Bank	Pré Pagto
05/058481-Brasil/Standard -12/09/05 VCP	Standard Chartered Bank	Pré Pagto
05/056482-Brasil/Standard -12/09/05 VCP	Standard Chartered Bank	Pré Pagto
05/058483-Brasil/Standard -12/09/05 VCP	Standard Chartered Bank	Pré Pagto
05/058485-Brasil/Standard -12/09/05 VCP	Standard Chartered Bank	Pré Pagto
05/00282l-West LB-03/11/05 - VCP	West LB do Brasil	Pré Pagto

Anexo IV.B.

Contratos financeiros a serem transferidos à SUZANO:

Contrato	Banco	Tipo

05/064697-Brasil/BBVA -26/10/05 - SBS	Bilbao Vizcaya Arg	Pré Pagto
05/061399-Brasil/BBVA -03/10/05 SBS	Bilbao Vizcaya Arg	Pré Pagto
05/061401-Brasil/BBVA -03/10/05 SBS	Bilbao Vizcaya Arg	Pré Pagto
05/061402-Brasil/BBVA -03/10/05 SBS	Bilbao Vizcaya Arg	Pré Pagto
05/035621- ABN/Standard - 14/06/05 - SBS	Standard Chartered Bank	Pré Pagto
05/042649- ABN/Standard - 13/07/05 - SBS	Standard Chartered Bank	Pré Pagto

[SEALS]

Anexo V

Marcas a serem vertidas para VCP e SUZANO

[SEALS]

13

Anexo V

Marcas

A. Marcas Nacionais serem vertidas para VCP

Marca	Apresentação	Pedido	Registro
IMAGE ART	NOMINATIVA		820456748
IMAGE LABEL	NOMINATIVA	825280729
IMAGE MATE	NOMINATIVA		820456756
IMAGE PACK	NOMINATIVA		821490664
IMAGE WEB	NOMINATIVA	825280710
MAGNUM	NOMINATIVA	825579023
MAGNUM COPY	NOMINATIVA	825280702
MASTER ART	NOMINATIVA		814679633
MASTER GRAFIC	NOMINATIVA		814679625
MASTER PERSON	NOMINATIVA		814679617
MASTER SET	NOMINATIVA		816518831
MASTER SET EXTRA ALVURA	NOMINATIVA		816516502
MASTER SET EXTRA ALVURA	MISTA (ANEXO 18)		816576513
PRINT PAPER	NOMINATIVA		816074690
MULTIPAPER	NOMINATIVA		816074704
INNOVA	MISTA		819204498

B. Marcas do Exterior a serem vertidas para VCP

Pais	Marca	Apresentação	Pedido	Registro
ÁFRICA DO SUL	IMAGE	MISTA	2003/21641
ALEMANHA	IMAGE	MISTA		30366210
ARGENTINA	IMAGE	MISTA	2482663
BOLÍVIA	IMAGE	MISTA		97886-C
CHILE	IMAGE	MISTA		713414
ESPANHA	IMAGE	MISTA		3558699
FRANÇA	IMAGE	MISTA		033262982
ITÁLIA	IMAGE	NOMINATIVA		UD2005C000221
PARAGUAI	IMAGE	MISTA	33502
PERU	IMAGE	NOMINATIVA	198838

[SEALS]

Pais	Marca	Apresentação	Pedido	Registro
URUGUAY	IMAGE	NOMINATIVA		351894
VENEZUELA	IMAGE	MISTA	2004229
ÁFRICA DO SUL	IMAGE ART	NOMINATIVA		98/01228
ARGENTINA	IMAGE ART	NOMINATIVA		1740764
AUSTRALIA	IMAGE ART	NOMINATIVA		1007803
BENELUX	IMAGE ART	NOMINATIVA	1058193
BOLIVIA	IMAGE ART	NOMINATIVA		75550-C
CHILE	IMAGE ART	NOMINATIVA		549092
COLOMBIA	IMAGE ART	NOMINATIVA		04055270
COSTA RICA	IMAGE ART	NOMINATIVA		157176
EL SALVADOR	IMAGE ART	NOMINATIVA		203
EQUADOR	IMAGE ART	NOMINATIVA		I-6022-00
ESTADOS UNIDOS	IMAGE ART	NOMINATIVA		2979069
HONDURAS	IMAGE ART	NOMINATIVA
NICARAGUA	IMAGE ART	NOMINATIVA		83627
NIGÉRIA	IMAGE ART	NOMINATIVA	TP37468/98/8
PANAMA	IMAGE ART	NOMINATIVA		135663
PARAGUAI	IMAGE ART	NOMINATIVA		212540
PERU	IMAGE ART	NOMINATIVA		46778
PORTUGAL	IMAGE ART	NOMINATIVA	382318
URUGUAY	IMAGE ART	NOMINATIVA		301171
AFRICA DO SUL	IMAGE MATE	NOMINATIVA		98/01229
ARGENTINA	IMAGE MATE	NOMINATIVA		1740765
AUSTRALIA	IMAGE MATE	NOMINATIVA		1007802
BENELUX	IMAGE MATE	NOMINATIVA	1058191
BOLIVIA	IMAGE MATE	NOMINATIVA		75554-C
CHILE	IMAGE MATE	NOMINATIVA		519166
COLOMBIA	IMAGE MATE	NOMINATIVA		04055268
COSTA RICA	IMAGE MATE	NOMINATIVA		157177
EL SALVADOR	IMAGE MATE	NOMINATIVA		195
EQUADOR	IMAGE MATE	NOMINATIVA		I-6023-00

[SEALS]

Pais	Marca	Apresentação	Pedido	Registro
ESTADOS UNIDOS	IMAGE MATE	NOMINATIVA	78/279600
JAPÃO	IMAGE MATE	NOMINATIVA		4847563
MEXICO	IMAGE MATE	NOMINATIVA	769301
NICARAGUA	IMAGE MATE	NOMINATIVA		83628
NIGÉRIA	IMAGE MATE	NOMINATIVA	TP37469/98/7
PANAMA	IMAGE MATE	NOMINATIVA		135664
PARAGUAI	IMAGE MATE	NOMINATIVA		217724
PERU	IMAGE MATE	NOMINATIVA		46779
PORTUGAL	IMAGE MATE	NOMINATIVA		382319
HONDURAS	IMAGE MATE	NOMINATIVA
REPUBLICA DOMINICANA	IMAGE MATE	NOMINATIVA		143857
URUGUAY	IMAGE MATE	NOMINATIVA		301170
ALEMANHA	MAGNUM	NOMINATIVA		39941814
ARGENTINA	MAGNUM	NOMINATIVA	2259738
AUSTRALIA	MAGNUM	NOMINATIVA		795377
AUSTRIA	MAGNUM	NOMINATIVA		185318
BENELUX	MAGNUM	NOMINATIVA		0654481
BOLIVIA	MAGNUM	NOMINATIVA		84008
CHINA	MAGNUM	NOMINATIVA	5203955
COLOMBIA	MAGNUM	NOMINATIVA		304225
COREIA DO SUL	MAGNUM	NOMINATIVA		613586
EQUADOR	MAGNUM	NOMINATIVA		28627
ESPANHA	MAGNUM	NOMINATIVA		2238825
ESTADOS UNIDOS	MAGNUM	NOMINATIVA		2369189
FILIPINAS	MAGNUM	NOMINATIVA	04-2007- 006390
GRÃ BRETANHA	MAGNUM	NOMINATIVA		2249251
HONG-KONG	MAGNUM	NOMINATIVA		04478
ITÁLIA	MAGNUM	NOMINATIVA		00861821
MALÁSIA	MAGNUM	NOMINATIVA		03012886
NOVA ZELÂNDIA	MAGNUM	NOMINATIVA		310302
PARAGUAI	MAGNUM	NOMINATIVA		226132

[SEALS]

Pais	Marca	Apresentação	Pedido	Registro
PERU	MAGNUM	NOMINATIVA		57659
PORTUGAL	MAGNUM	NOMINATIVA		337389
URUGUAY	MAGNUM	NOMINATIVA		313172
VENEZUELA	MAGNUM	NOMINATIVA	268489
ARGENTINA	MAGNUM CART	NOMINATIVA		1966587
BOLIVIA	MAGNUM CART	NOMINATIVA		68391
PARAGUAI	MAGNUM CART	NOMINATIVA		270563
URUGUAY	MAGNUM CART	NOMINATIVA		254888
ARGENTINA	MAGNUM DIGITAL	MISTA	2490127
ESTADOS UNIDOS	MAGNUM DIGITAL	NOMINATIVA		3108742
PERU	MAGNUM DIGITAL	NOMINATIVA	217452
ALEMANHA	MAGNUM DIGITAL SPEED BOX	NOMINATIVA		303324430
ESTADOS UNIDOS	MAGNUM DIGITAL SPEED BOX	NOMINATIVA	76/504972
AFRICA DO SUL	INNOVA	NOMINATIVA		2003/12782
ARGENTINA	INNOVA	NOMINATIVA	2618044
AUSTRALIA	INNOVA	NOMINATIVA		963943
BENELUX	INNOVA	NOMINATIVA		0737750
BOLIVIA	INNOVA	NOMINATIVA	115634
CHILE	INNOVA	NOMINATIVA	642042
CHINA	INNOVA	NOMINATIVA	4007294
COLOMBIA	INNOVA	NOMINATIVA	0561945
COSTA RICA	INNOVA	NOMINATIVA		157198
EL SALVADOR	INNOVA	NOMINATIVA		96901-2007
ESPANHA	INNOVA	NOMINATIVA		3737038
ESTADOS UNIDOS	INNOVA	NOMINATIVA	78/279582
FRANÇA	INNOVA	NOMINATIVA		033239056
ALEMANHA	INNOVA	NOMINATIVA		2333774
HONDURAS	INNOVA	NOMINATIVA		99655
NICARAGUA	INNOVA	NOMINATIVA		0601909 LM

[SEALS]

Pais	Marca	Apresentação	Pedido	Registro
NOVA ZELÂNDIA	INNOVA	NOMINATIVA		711152
PANAMA	INNOVA	NOMINATIVA	14300901
PARAGUAI	INNOVA	NOMINATIVA		300137
PERU	INNOVA	NOMINATIVA	187053
PERU	INNOVA	NOMINATIVA		120769
PORTUGAL	INNOVA	NOMINATIVA	380620
REPUBLICA DOMINICANA	INNOVA	NOMINATIVA
URUGUAY	INNOVA	NOMINATIVA	347928
VENEZUELA	INNOVA	NOMINATIVA	272735

C. Marcas Nacionais serem vertidas para Suzano

Marca	Apresentação	Pedido	Registro
ARTPRINT	NOMINATIVA	821995553
DIGITAL PHOTO	NOMINATIVA	824759630
DIGITAL PHOTO PAPER	NOMINATIVA	824759648
EXTRAKOT	MISTA		822711460
ICE CARD PREMIUM	MISTA		822711400
KROMMA	MISTA	824769945
KROMMA	NOMINATIVA	828166978
PHOTOPRINT	NOMINATIVA		810747111
PLUS	MISTA	823716481
PLUS	MISTA	823716473
SPEED BOX	NOMINATIVA	824809718
NATURALIS	NOMINATIVA	826369723
RENOVA CARD	NOMINATIVA	828975388
RENOVA SOFT	NOMINATIVA	828975396

[SEALS]

D. Marcas do Exterior serem vertidas para Suzano

Pais	Marca	Apresentação	Pedido	Registro
ARGENTINA	ART PREMIUM	NOMINATIVA		1925558
BOLIVIA	ART PREMIUM	NOMINATIVA		88154-C
PARAGUAI	ART PREMIUM	NOMINATIVA	02819
URUGUAY	ART PREMIUM	NOMINATIVA		333193
ARGENTINA	EXTRAKOT	NOMINATIVA		1966589
BOLIVIA	EXTRAKOT	NOMINATIVA		68453
CHILE	EXTRAKOT	NOMINATIVA		671184
PARAGUAI	EXTRAKOT	NOMINATIVA		270212
URUGUAY	EXTRAKOT	NOMINATIVA		353951
ARGENTINA	ICECARD	NOMINATIVA		1966588
BOLIVIA	ICECARD	NOMINATIVA		68440-A
CHILE	ICECARD	NOMINATIVA		695054
PARAGUAI	ICECARD	NOMINATIVA		270465
URUGUAY	ICECARD	NOMINATIVA		254882
AFRICA DO SUL	KROMMA	NOMINATIVA		2003-12781
ARGENTINA	KROMMA	NOMINATIVA		2003710
AUSTRALIA	KROMMA	NOMINATIVA		963942
BENELUX	KROMMA	NOMINATIVA		0737749
BOLIVIA	KROMMA	NOMINATIVA		95450-C
CHILE	KROMMA	NOMINATIVA		731441
COSTA RICA	KROMMA	NOMINATIVA		144603
EL SALVADOR	KROMMA	NOMINATIVA		55
FRANÇA	KROMMA	NOMINATIVA		033238826
GRA BRETANHA	KROMMA	NOMINATIVA		2333775
HONDURAS	KROMMA	NOMINATIVA		20092828
NICARAGUA	KROMMA	NOMINATIVA		82211
PANAMA	KROMMA	NOMINATIVA		133758
PARAGUAI	KROMMA	NOMINATIVA		262685
REPUBLICA DOMINICANA	KROMMA	NOMINATIVA		140536
URUGUAY	KROMMA	NOMINATIVA		347927
ARGENTINA	SPEED BOX	NOMINATIVA	2479938
ESTADOS UNIDOS	SPEED BOX	NOMINATIVA		3070365

[SEALS]

Pais	Marca	Apresentação	Pedido	Registro
FRANÇA	SPEED BOX	NOMINATIVA		033260064
MÉXICO	SPEED BOX	NOMINATIVA		822616
NOVA ZELÂNDIA	SPEED BOX	NOMINATIVA		711151
PARAGUAI	SPEED BOX	NOMINATIVA		275021
URUGUAY	SPEED BOX	NOMINATIVA		351488

[SEALS]

Anexo VI - Filiais da RIPASA que passarão a ser operadas pelo Consórcio Paulista de Papel e Celulose - Conpacel e Licenças e Registros que serão vertidos para o
Conpacel

[SEALS]

14

[SEALS]

Anexo VI.A.

Filiais da RIPASA que passarão a ser operadas pelo Consórcio Paulista de Papel e Celulose - Conpacel

ITEM	ENDEREÇO	COMPLEMENTO	MUNICÍPIO	UF	CNPJ/MF	I.E.
1	ACESSO BAIRRO DO LAGEADO. S/N	PRÉDIO A	LIMEIRA	SP	51.468.791/0001-10	417.290.631.113
2	ESTR, ITAP. SERRA, 1502		EMBU	SP	51.468.791/0022-44	298.000.168.111
3	BAIRRO DO LAGEADO, S/N		LIMEIRA	SP	51.468-791/0023-25	417.013.832.112
4	FAZENDA TUCUNDUVA, S/N	QUADRA 481 ÁREA B	SENGÉS	PR	51.468.791/0048-83	20.500.477-79
5	FAZENDA DA VARZEA. S/N	QUADRA 01 ÁREA B	JAGUARIAÍVA	PR	51.468.791/0072-03	20.401.071-45
6	BAIRRO DA ÁGUA FRIA S/N°	SALA 09	CUBATÃO	SP	51.468.791/0077-18	283.033.241.116
7	AV. MARTINS FONTES N°		CUBATÃO	SP	51.468.791/0122-07	283.012.875.116
8	RUA CLODOM1RO AMAZONAS, 249 - 6º ANDAR	ITAIM BIB1	SÃO PAULO	SP	51.468.791/0127-11	149.659.061.110
9	FAZENDA NOSSA SENHORA DA PENHA, S/N	QUADRA 181 AREA B	LENÇÓIS PAULISTA	SP	51.468.791/0002-09	416.003.912.112
10	FAZENDA BOM RETIRO, S/N	QUADRA 99 ÁREA B	AMÉRICO BRASILIENSE	SP	51.468.791/0003-81	166.000.792.110
11	FAZENDA FORTALEZA, S/N	QUADRA 309 ÁREA A	IBATÉ	SP	51.468.791/0004-62	341.001.139.118
12	FAZENDA FLEXA AZUL, S/N	QUADRA 16 ÁREA A	BOA ESPERANÇA DO SUL	SP	51,468.791/0005-43	216.001.040.111
13	FAZENDA MORRO DO FORNO, S/N	QUADRA 73 ÁREA B	ALTINÓPOLIS	SP	51.468.791/0006-24	159.003.372.113
14	FAZENDA GUARUJA, S/N	QUADRA 203 ÁREA A	AVARÉ	SP	51.468.791/0007-05	194.017.394.114
15	FAZENDA SANTA GENOVEVA, S/N	QUADRA 68 ÁREA A	SÃO SIMÃO	SP	51.468.791/0008-96	656.004.113.111
16	FAZENDA CURRAUNHO, S/N	QUADRA 277 ÁREA B	BOCAINA	SP	51.468.791/0009-77	217.001.805.114
17	FAZENDA IDEAL, S/N	QUADRA 01 ÁREA B	IARAS	SP	51.468.791/0011-91	727.053.050.110
18	FAZENDA SIRIEMA	QUADRA 02 ÁREA B	ITIRAPINA	SP	51.468.791/0013-53	384.002.563.112
19	FAZENDA IBITI,S/N	QUADRA 215 ÁREA A	ITARARÉ	SP	51.468.791/0017-87	380.014.006.112
20	FAZENDA SAPOTI, S/N	QUADRA 172 ÁREA B	BROTAS	SP	51.468.791/0018-68	228.003.910.110
21	FAZENDA EMBAUBA, S/N		BOTUCATU	SP	51.468.791/0019-49	224.023.721.115
22	FAZENDA TAQUARI, S/N	QUADRA 69 ÁREA B	RIBEIRÃO BRANCO	SP	51.468.791/0021-63	578.002.168.119
23	RODOVIA SP 215 KM 111 - H.F.DESCALVADO		DESCALVADO	SP	51.468.791/0034-88	285.011.802.115
24	RODOVIA SP 215 KM 122 - H.F.AURORA	KM 122 Q 255 ÁREA B	DESCALVADO	SP	51.468.791/0035-69	285.011.811.116
25	FAZENDA TRÊS PEDRAS, S/N		CAMPINAS	SP	51.468.791/0040-26	244.328.290.116
26	RODOVIA SP 225 KM 79 - H.F.BRASILIA	KM 263 ÁREA B	PIRATININGA	SP	51.468.791/0041-07	542.004.027.114
27	RODOVIA SP 215 KM 148 - H.F.SAO CARLOS	KM 148 Q 292 ÁREA B	SÃO CARLOS	SP	51.468.791/0042-98	637.070.675.114
28	FAZENDA RIBEIRAO, S/N		CAMPINAS	SP	51.468.791/0044-50	244.331.500.114
29	FAZENDA BAIXADAO, S/N	QUADRA 329 ÁREA B	ANALÂNDIA	SP	51.468.791/0046-11	169.001.070.119
30	RUA 1.DE MAIO, 420		ITARARÉ	SP	51.468.791/0047-00	380.022.816.115
31	SITIO SANTO ANTONIO. S/N	QUADRA 63 ÁREA B	ITATIBA	SP	51.468.791/0049-64	382.033.346.113
32	FAZENDA SAO JOSE, S/N		ITATIBA	SP	51.468.791/0050-06	382.033.355.114
33	FAZENDA SAO JOAO. S/N	QUADRA 212 ÁREA B	CAMPINAS	SP	51.468.791/0051-89	244.368.450.118
34	FAZENDA SAO VICENTE, S/N		CAMPINAS	SP	51.468.791/0052-60	244.368.510.115
35	FAZENDA SAO FRANCISCO, S/N		CAMPINAS	SP	51.468.791/0053-40	244.368.422.111
36	FAZENDA SAO JOSE DA GLORIA, S/A	QUADRA 314 ÁREA B	IPEÚNA	SP	51.468.791/0054-21	359.001.042.116

[SEALS]

[SEALS]

ITEM	ENDEREÇO	COMPLEMENTO	MUNICIPIO	UF	CNPJ/MF	I.E.
37	SITIO PORTO, S/N		MONTE MOR	SP	51.468.791/0055-02	465.006.061.111
38	FAZENDA SANTA ISABEL DO C. ALTO, S/N	QUADRA 314 ÁREA A	ITARARÉ	SP	51.468.791/0056-93	380.022.807.114
39	FAZENDA OURO BRANCO, S/N	QUADRA 220 ÁREA B	AVARÉ	SP	51.468.791/0D57-74	194.034.030.111
40	RUA SIMÃOINACIO DE CARVALHO, 777		SÃO SIMÃO	SP	51.468.791/0058-55	656.007.380.112
41	FAZENDA SANTA ADELAIDE, S/N		BROTAS	SP	51.468.791/0059-36	228.007.429.115
42	FAZENDA SANTA LUZIA, S/N	QUADRA 150 ÁREA B	ITATIBA	SP	51.468.791/0060-70	382.033.940.114
43	FAZENDA MONTE BELO - GLEBA I, S/N		ITATIBA	SP	51.468.791/0062-31	382.034.403.116
44	FAZENDA MONTE BELO - GLEBA II, S/N		ITATIBA	SP	51.468.791/0063-12	382.034.398.110
45	SITIO TREIS PONTES, S/N		CAMPINAS	SP	51.468.791/0064-01	244.380.246.118
46	FAZENDA PALMEIRAS, S/N		AVARÉ	SP	51.468.791/0066-65	194.034.971.112
47	SITIO CACHOEIRINHA, S/N		CAMPINAS	SP	51.468.791/0067-46	244.380.237.117
48	FAZENDA CALIFORNIA, S/N	QUADRA 310 ÁREA B	BOTUCATU	SP	51.468.791/0069-08	224.044.427.111
49	FAZENDA GLOBO I, S/N	QUADRA 280 ÁREA B	AGUDOS	SP	51.468.791/0070-41	156.010.740.115
50	FAZENDA TURVINHO, S/N	QUADRA 314 ÁREA B	IARAS	SP	51.468.791/0071-22	727.053.069.117
51	FAZENDA MORRO PEQUENO, S/N	QUADRA 222 ÁREA B	CORUMBATAl	SP	51.468.791/0073-94	275.001.619.115
52	FAZENDA MORRO GRANDE, S/N	QUADRZ 223 ÁREA B	CORUMBATAl	SP	51.468.791/0074-75	275.001.628.116
53	FAZENDA INTEGRADA D.AMELIA, S/N	QUADRA 240 ÁREA B	CAMPINAS	SP	51.468.791/0075-56	244.457.258.110
54	RUA PREF. ANTÔNIO F. BRAGA, 674		BOA ESPERANÇA DO SUL	SP	51.468.791/0079-80	216.006.636.113
55	AVENIDA NOVE DE JULHO, 864		LENÇÓIS PAULISTA	SP	51.468.791/0080-13	416.037.073.111
56	RUA DOMICIANO SANTANA, 750		AVARÉ	SP	51.468.791/0081-02	194.054.458.116
57	FAZENDA SÃO JUDAS TADEU, S//N	QUADRA 04 ÁREA B	SÃO PEDRO	SP	51.468.791/0100-00	651.083.292.116
58	FAZENDA JACILÃNDIA, S/N	QUADRA 01 ÁREA B	ANALÃNDIA	SP	51.468.791/0101-82	169.057.874.111
59	SITIO PICO DA SERRA, S/N(ITIRAPINA2)	QUADRA 01 ÁREA B	SÃO PEDRO	SP	51.468.791/0102-63	651.083.283.115
60	FAZENDA SÃO JUDAS TADEU, S//N	QUADRA 04 ÁREA B	BROTAS	SP	51.468.791/0103-44	228.073.324.117
61	FAZENDA ÁGUA BONITA, S/N	QUADRA 01 ÁREA B	STA MARIA DA SERRA	SP	51.468.791/0104-25	618.058.103.110
62	FAZENDA SIRIEMA II, S/N	QUADRA 02 ÁREA B	ITIRAPINA	SP	51.468.791/0105-06	384.069.384.112
63	FAZENDA MANDACARU, S/N	QUADRA 02 ÁREA B	PIRACICABA	SP	51.468.791/0106-97	535.355.389.118
64	UFSCAR - CAMPUS UFSCAR ANEXO “A”	ANEXO “A” QUADRA 08 ÁREA B	SÃO CARLOS	SP	51.468.791/0107-78	637.263.302.113
65	FAZENDA TURVO-1, S/N	QUADRA 46 ÁREA B	IARAS	SP	51.468.791/0108-59	727.053.087.119
66	FAZENDA ESTRELA, S/N	QUADRA 02 ÁREA B	IARAS	SP	51.468.791/0109-30	727.053.096.110
67	FAZENDA SANTA MARIA, S/N	QUADRA 02 ÁREA B	GAVIÃO PEIXOTO	SP	51.468.791/0110-73	787.051.824.112
68	FAZENDA MONJOLADA, S/N	QUADRA 01 ÁREA B	ANHEMBI	SP	51.468.791/0113-16	172.058.831.117
69	FAZENDA REGINA, S/N	QUADRA 55 ÁREA A	ITATINGA	SP	51.468.791/0114-05	383.065.074.117
70	FAZENDA STO ANTONIO DAS CORUJAS, S/N	PORTEIRA ÁREA B	ANGATUBA	SP	51.468.791/0115-88	171.076.933.112
71	FAZENDA SANTA TEREZINHA, S/N	QUADRA 01 ÁREA A	ANGATUBA	SP	51.468.791/0116-69	171.076.942.113
72	FAZENDA ECHAPORÃ , S/N	QUADRA 05 ÁREA A	CAPÃO BONITO	SP	51.468.791/0117-40	251.091.520.117
73	HORTO FLORESTAL FERTIPLAN, S/N	ÁREA B	GUAREI	SP	51.465.791/0118-20	333.061.679.113
74	FAZENDA ESPADILHA, S/N	QUADRA 01 ÁREA B	PAULISTÃNIA	SP	51.468.791/0119-01	792.050.520.111

[SEALS]

Anexo VI.B.
Licenças e Registros

PROCESSO	LICENÇA	DESCRIÇÃO

42/00562/04	LO 42001860	Renovação Fábrica Geral Válida Até 20/12/2009
	LF 0005366-0	Licença de Funcionamento expedida em 23/07/07
CADRIS

PROCESSO	CADRI	RESIDUO

42/00061/06	42000281	Toalhas contaminadas com Óleo
42/00797/05	42000279	Casca de eucalipto
42/00044/06	42000278	DREGS; GRITS E LIXO COMUM
42/00242/05	42000246	Oteo lubrificante
42/00280/05	42000241	Lodo ETE
42/00012/05	42000226	Lâmpadas fluorescentes/Lâmpadas ( s ) mercúrio
42/00057/04	42000214	Produtos químicos - TDB
42/00240/03	42000180	Borra de Óleo
42/00473/02	42000142	Solvente, Tintas, resinas
42/00262/03	42000166	Lodo ETA
42/00004/99	13224	Lâmpadas (s), líquido Hg e Ag
42/00222/98	8103	Lixo comum/grits/dregs
42/00165/98	8106/13223	Ambulatorial
42/00359/06	42000322	Lodo ETE ETA; grits dregs; CaC03 - Ambitec
42/00326/06	42000331	Casca de eucalipto
42/00460/06	42000335	Contrucâo civil

OUTORGAS PARA USO DE ÁGUA

PROCESSO		DESCRIÇÃO

1898/2005 DAEE		Outorga de Captação de água Superficial
71/2004 DAEE		Outorga de Captação de água subterrânea

OUTORGAS PARA USO DE ÁGUA - FAZENDAS

BPP/BPR/422/2006		Processo de Outorga Fazenda Guarujá - 29/06/06
s/n		Processo de Outorga Fazenda N Sra Penha
s/n		Processo de Outorga Fazenda IBITI
s/n		Processo de Outorga Fazenda Coco Doce
s/n		Processo de Outorga Fazenda Flecha Azul
571/2007		Processo de Outorga Fazenda Descalvado - Anhembi

REGULARIZAÇÃO TURBO GERADOR

PROCESSO		DESCRIÇÃO

000.701588/1976-49		ANEEL - regularização da Unidade Termoelétrica - UTE

REGISTROS

2003/007363	Fabricação de Papel	Certificado de Registro Cadastral - Divisão de Controle de Produtos Químicos
14005	Uso de Produtos Químicos	Certificado de Registro - Ministério da Defesa Exército Brasileiro -Comando Militar do Sudeste - 2(o) Região Militar das Bandeiras - Válida até 21/02/2010, expedida em 22/01/2008
117/200	Uso de Produtos Químicos	Certificado do Setor de Produtos Controlados - Delegacia Seccional de Policia de Limeira, expedida em 25/02/2008, válida até 31/12/2008
24/2006	Depósito de Produtos Químicos	Certificado de Vistoria - Delegacia Seccional de Polícia de Limeira, expedida em 22/04/2008, válida até 31/12/2010

[SEALS]

Anexo VII - Empregados da RIPASA que serão transferidos à ASAPIR

[SEALS]

15

Anexo VII

Empregados da RIPASA que serão transferidos à ASAPIR

MATRICULA	NOME	Cod Cargo	Cargo	Aposentado
0001017217	FERNANDO FERNANDES	035	AJUDANTE GERAL	26/10/2000
0001017225	HÉLIO TOMAZ BAIÃO	035	AJUDANTE GERAL	13/06/2001
0001017233	ELISIO SILVA DE SOUZA	711	OP.VEICULOS INDUSTRIAIS	—
0001017258	JEFERSON XAVIER DE CAMPOS	203	SUPERVISOR DE VENDAS	—
0002049219	LUCIANA ALVES DE SA	228	ASSISTENTE DE VENDAS JR	—

[SEALS]